          As filed with the Securities and Exchange Commission on April 26, 2005

                                                      Registration No. 333-88972

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 5

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 6

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B
              (formerly, The Manufacturers Life Insurance Company
                        of New York Separate Account B)
                           (Exact name of Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                         100 Summit Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                  Depositor's Telephone Number: 1-888-267-7781

                             Ronald J. Bocage, Esq.
                              U.S. Protection - Law
                              John Hancock Place
                               Boston, MA 02117
                     (Name and Address of Agent for Service)

                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

It is proposed that this filing will become effective (check the appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[X]  on May 1, 2005 pursuant to paragraph (b) of Rule 485

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                         Prospectus dated May 1, 2005

               John Hancock Life Insurance Company of New York*
                              Separate Account B

                                 VUL Protector
               A Flexible Premium Variable Life Insurance Policy

Science & Technology           American Growth            American Growth-Income
Pacific Rim                    U.S. Global Leaders Growth Equity-Income
Health Sciences                Quantitative All Cap       American Blue Chip Income and Growth
Emerging Growth                All Cap Core               Income & Value
Emerging Small Company         Large Cap Growth           PIMCO VIT All Asset Portfolio
Small Cap                      Total Stock Market Index   Global Allocation
Small Cap Index                Blue Chip Growth           High Yield
Small Company                  U.S. Large Cap             U.S. High Yield Bond
Dynamic Growth                 Core Equity                Strategic Bond
Mid Cap Stock                  Strategic Value            Strategic Income
Natural Resources              Large Cap Value            Global Bond
All Cap Growth                 Classic Value              Investment Quality Bond
Strategic Opportunities        Utilities                  Total Return
Financial Services             Real Estate Securities     Real Return Bond
International Opportunities    Small Cap Opportunities    Core Bond
International Stock            Small Company Value        Active Bond
International Small Cap        Special Value              U.S. Government Securities
International Equity Index A// Mid Cap Value              Money Market
American International         Value                      Lifestyle Aggressive 1000
International Value            All Cap Value              Lifestyle Growth 820
Quantitative Mid Cap           500 Index                  Lifestyle Balanced 640
Mid Cap Index                  Fundamental Value          Lifestyle Moderate 460
Mid Cap Core                   Growth & Income            Lifestyle Conservative 280
Global                         Large Cap
Capital Appreciation           Quantitative Value

                            * * * * * * * * * * * *

   The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

* Before January 1, 2005, we were known as "The Manufacturers Life Insurance Company of New York" and we referred to the Separate Account as "The Manufacturers Life Insurance Company of New York Separate Account B."

   NYProtector 5/2005

                               TABLE OF CONTENTS

      RISKS/BENEFITS SUMMARY..........................................  4
         Benefits.....................................................  4
         Risks........................................................  4
      FEE TABLES......................................................  5
      TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS.......... 10
      POLICY SUMMARY.................................................. 18
         General...................................................... 18
         Death Benefits............................................... 18
         Return of Premium Rider...................................... 18
         Premiums..................................................... 18
         Policy Value................................................. 18
         Policy Loans................................................. 18
         Surrender and Partial Withdrawals............................ 19
         Lapse and Reinstatement...................................... 19
         Charges and Deductions....................................... 19
         Investment Options and Investment Subadvisors................ 19
         Investment Management Fees and Expenses...................... 20
      GENERAL INFORMATION ABOUT JOHN HANCOCK NEW YORK, RATINGS AND THE
        SEPARATE ACCOUNT.............................................. 20
         John Hancock New York........................................ 20
         Ratings...................................................... 20
         The Separate Account......................................... 20
      ISSUING A POLICY................................................ 21
         Requirements................................................. 21
         Minimum Initial Face Amount.................................. 21
         Backdating a Policy.......................................... 22
         Temporary Insurance Agreement................................ 22
         Right to Examine the Policy.................................. 22
         Life Insurance Qualification................................. 22
      DEATH BENEFITS.................................................. 23
         Death Benefit Options........................................ 23
         Changing the Death Benefit Option............................ 23
         Changing the Face Amount..................................... 24
      PREMIUM PAYMENTS................................................ 25
         Initial Premiums............................................. 25
         Subsequent Premiums.......................................... 25
         Maximum Premium Limitation................................... 25
         Premium Allocation........................................... 26
      CHARGES AND DEDUCTIONS.......................................... 26
         Premium Charge............................................... 26
         Surrender Charges............................................ 26
         Monthly Charges.............................................. 28
         Charges for Transfers........................................ 30
         Reduction in Charges......................................... 30
         Investment Management Fees and Expenses...................... 30
      SPECIAL PROVISIONS FOR EXCHANGES................................ 30
      COMPANY TAX CONSIDERATIONS...................................... 30
      POLICY VALUE.................................................... 30
         Determination of the Policy Value............................ 30
         Units and Unit Values........................................ 31
         Transfers of Policy Value.................................... 32

POLICY LOANS.........................................................................  34
   Effect of Policy Loans............................................................  34
   Interest Charged on Policy Loans..................................................  34
   Loan Account......................................................................  34
POLICY SURRENDER AND PARTIAL WITHDRAWALS.............................................  35
   Policy Surrender..................................................................  35
   Partial Withdrawals...............................................................  35
LAPSE AND REINSTATEMENT..............................................................  36
   Lapse.............................................................................  36
   No-Lapse Guarantee................................................................  36
   Reinstatement.....................................................................  37
   Termination.......................................................................  37
THE GENERAL ACCOUNT..................................................................  38
   Fixed Account.....................................................................  38
OTHER PROVISIONS OF THE POLICY.......................................................  39
   Return of Premium Death Benefit Rider.............................................  39
   Policyowner Rights................................................................  39
   Beneficiary.......................................................................  40
   Conversion Privilege..............................................................  40
   Incontestability..................................................................  40
   Misstatement of Age or Sex........................................................  40
   Suicide Exclusion.................................................................  40
   Supplementary Benefits............................................................  41
TAX TREATMENT OF THE POLICY..........................................................  41
   Introduction......................................................................  41
   Life Insurance Qualification......................................................  41
   Tax Treatment of Policy Benefits..................................................  43
   Alternative Minimum Tax...........................................................  46
   Income Tax Reporting..............................................................  46
OTHER INFORMATION....................................................................  47
   Payment of Proceeds...............................................................  47
   Reports to Policyowners...........................................................  47
   Distribution of the Policies......................................................  47
   Responsibilities Assumed By John Hancock NY, JH Distributors and John Hancock USA.  48
   Voting Rights.....................................................................  49
   Substitution of Portfolio Shares..................................................  49
   Records and Accounts..............................................................  50
   State Regulation..................................................................  50
   Further Information...............................................................  50
   Financial Statements..............................................................  50
APPENDIX A: DEFINITIONS.............................................................. A-1

   This prospectus does not constitute an offering in any jurisdiction where it would not be lawful. You should rely on the information contained in this prospectus, the Portfolio prospectuses, or the corresponding Statements of Additional Information. We have not authorized anyone to provide you with information that is different.

   The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

   Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

                            RISKS/BENEFITS SUMMARY

Benefits

   Some of the benefits of purchasing the Policy are described below.

   Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

   Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under "Policy Surrender and Partial Withdrawals."

   Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policyowner.

   Investment Options. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

   Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

   Some of the risks of purchasing the Policy are described below.

   Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

   Unsuitable for Short-Term Investment. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

   Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if excessive policy loans are taken. A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

   Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

   Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy or the effective date of a Face Amount increase. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

   Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

                                  FEE TABLES

   The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

------------------------------------------------------------------------------------------------------------------
                                Transaction Fees
------------------------------------------------------------------------------------------------------------------
         Charge                 When Charge is Deducted         Amount Deducted
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge      Upon receipt of premium              10% of each premium paid during the first 5 Policy
Imposed on Premium (Load)                                      Years*
------------------------------------------------------------------------------------------------------------------
Maximum Surrender Charge  Upon withdrawal, surrender or Policy The maximum Surrender Charge for any Policy per
(Load)                    lapse                                $1000 of Face Amount is $56.50.**
------------------------------------------------------------------------------------------------------------------
Transfer Fees             Upon transfer                        $25 (only applies to transfers in excess of 12 in a
                                                               Policy Year)
------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging     Upon Transfer                        Guaranteed                   $5.00
                                                               ---------------------------------------------------
                                                               Current                      $0.00
------------------------------------------------------------------------------------------------------------------
Asset Allocation Balancer Upon Transfer                        Guaranteed                   $15.00
                                                               ---------------------------------------------------
                                                               Current                      $0.00
------------------------------------------------------------------------------------------------------------------

*  2% thereafter.

** A Surrender Charge is applicable for 10 Policy Years from the Policy Date or an increase in Face Amount and is based on the Face Amount of the Policy.

   The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

---------------------------------------------------------------------------------------------------------------------
                                  Annual Charges Other Than Those of the Portfolios
---------------------------------------------------------------------------------------------------------------------
                         When Charge is
         Charge             Deducted                                   Amount Deducted
---------------------------------------------------------------------------------------------------------------------
Cost of Insurance*          Monthly     Minimum and Maximum Charge              The possible range of the cost of
                                                                                insurance is from $0.00 to $83.33
                                                                                per $1,000 of the net amount at risk.
                                        -----------------------------------------------------------------------------
                                        Charge for a Representative             $0.40 per $1,000 of the net amount
                                        Policyowner (a 55 year old preferred    at risk
                                        non-smoking male)
---------------------------------------------------------------------------------------------------------------------
Cost of Insurance           Monthly     Minimum and Maximum Charge              The possible range of the cost of
(Contracts with Optional                                                        insurance is from $0.00 to $83.33
Return of Premium Death                                                         per $1,000 of the net amount at risk.
Benefit Rider*)                         -----------------------------------------------------------------------------
                                        Charge for a Representative             $0.40 per $1,000 of the net amount
                                        Policyowner (a 55 year old preferred    at risk
                                        non-smoking male)
-                        -              -----------------------------------------------------------------------------
Mortality and Expense       Monthly     In Policy Years 1-15 the charge is 0.10% monthly (1.20% annually)**
Risk Fees
---------------------------------------------------------------------------------------------------------------------
Administrative Fees         Monthly     $15 per Policy Month in each Policy Year
---------------------------------------------------------------------------------------------------------------------
Loan Interest Rate (Net)    Annually    1.25%***
---------------------------------------------------------------------------------------------------------------------
Optional Extended No        Monthly     Minimum and Maximum Charge              The possible range of the cost of
Lapse Guarantee                                                                 guarantee is from $0.02 to $0.08 per
                                                                                $1,000 of base face amount
                                        -----------------------------------------------------------------------------
                                        Charge for a Representative Policyowner $0.035 per $1,000 of the base face
                                        (a 55 year old preferred non-smoking    amount
                                        male, protection to age 100)
---------------------------------------------------------------------------------------------------------------------

* The cost of insurance (including the charge for the Return of Premium Rider) varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy. The election (or failure to elect) the Return of Premium Death Benefit rider will impact the total cost of insurance charges.

** Thereafter the charge is 0.03% monthly (0.30% annually).

***First 10 Policy Years. 0% Policy Years 11 and after on a current basis.

   The next table describes the minimum and maximum annual operating expenses of the Portfolios that you will pay during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios, as a percentage of the Portfolio's average net assets for 2004. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolios.

                                  Annual Operating Expense of the Portfolios
                              (Expenses that are Deducted from Portfolio Assets)
--------------------------------------------------------------------------------------------------------------
                                                                                               Minimum Maximum
--------------------------------------------------------------------------------------------------------------
Expenses that are deducted from the Portfolio assets, including advisory fees, Rule 12b-1 fees
 and other expenses                                                                             0.56%.  1.67%.

* The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.59%. Expense reimbursements may be terminated at any time.

   The next table describes fees and expenses for each of the Portfolios, as a percentage of the Portfolio's average net assets for the fiscal year ending December 31, 2004. For certain funds which commenced operations on April 29, 2005, the percentages are based on estimates of the average daily net assets for the current year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Portfolios.

-------------------------------------------------------------------------------------
                                Management                            Total Portfolio
           Portfolio               Fees     12b-1 Fees Other Expenses    Expenses
-------------------------------------------------------------------------------------
Science & Technology               1.04%/C/    0.05%        0.07%          1.16%
-------------------------------------------------------------------------------------
Pacific Rim                        0.80%       0.05%        0.28%          1.13%
-------------------------------------------------------------------------------------
Health Sciences                    1.05%/C/    0.05%        0.11%          1.21%
-------------------------------------------------------------------------------------
Emerging Growth                    0.80%       0.05%        0.07%          0.92%
-------------------------------------------------------------------------------------
Emerging Small Company             1.00%       0.05%        0.06%          1.11%
-------------------------------------------------------------------------------------
Small Cap/A/                       0.85%       0.05%        0.07%          0.97%
-------------------------------------------------------------------------------------
Small Cap Index                    0.49%       0.05%        0.03%          0.57%
-------------------------------------------------------------------------------------
Small Company                      1.05%       0.05%        0.57%          1.67%/D/
-------------------------------------------------------------------------------------
Dynamic Growth                     0.95%       0.05%        0.07%          1.07%
-------------------------------------------------------------------------------------
Mid Cap Stock                      0.86%       0.05%        0.05%          0.96%
-------------------------------------------------------------------------------------
Natural Resources                  1.01%       0.05%        0.07%          1.13%
-------------------------------------------------------------------------------------
All Cap Growth                     0.89%       0.05%        0.06%          1.00%
-------------------------------------------------------------------------------------
Strategic Opportunities            0.80%       0.05%        0.07%          0.92%
-------------------------------------------------------------------------------------
Financial Services/G/              0.88%       0.05%        0.08%          1.01%
-------------------------------------------------------------------------------------
International Opportunities/A/     1.00%       0.05%        0.20%          1.25%
-------------------------------------------------------------------------------------
International Stock                0.95%       0.05%        0.16%          1.16%
-------------------------------------------------------------------------------------
International Small Cap            1.00%       0.05%        0.19%          1.24%
-------------------------------------------------------------------------------------
International Equity Index A/A/    0.55%       0.05%        0.06%          0.66%
-------------------------------------------------------------------------------------
American International/F/          0.54%       0.60%        0.08%          1.22%
-------------------------------------------------------------------------------------
International Value                0.87%/E/    0.05%        0.15%          1.07%
-------------------------------------------------------------------------------------
Quantitative Mid Cap Value         0.75%       0.05%        0.09%          0.89%
-------------------------------------------------------------------------------------
Mid Cap Index                      0.49%       0.05%        0.03%          0.57%
-------------------------------------------------------------------------------------
Mid Cap Core                       0.90%       0.05%        0.16%          1.11%
-------------------------------------------------------------------------------------
Global                             0.85%/E/    0.05%        0.15%          1.05%
-------------------------------------------------------------------------------------
Capital Appreciation               0.85%       0.05%        0.07%          0.97%
-------------------------------------------------------------------------------------
American Growth/F/                 0.35%       0.60%        0.03%          0.98%
-------------------------------------------------------------------------------------
U.S. Global Leaders Growth         0.71%       0.05%        0.73%          1.49%/D/
-------------------------------------------------------------------------------------
Quantitative All Cap               0.71%       0.05%        0.05%          0.81%
-------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                        Management                            Total Portfolio
               Portfolio                   Fees     12b-1 Fees Other Expenses    Expenses
---------------------------------------------------------------------------------------------
All Cap Core                               0.80%       0.05%        0.07%          0.92%
---------------------------------------------------------------------------------------------
Large Cap Growth                           0.85%       0.05%        0.06%          0.96%
---------------------------------------------------------------------------------------------
Total Stock Market Index                   0.49%       0.05%        0.03%          0.57%
---------------------------------------------------------------------------------------------
Blue Chip Growth                           0.82%/C/    0.05%        0.04%          0.91%
---------------------------------------------------------------------------------------------
U.S. Large Cap                             0.82%       0.05%        0.06%          0.93%
---------------------------------------------------------------------------------------------
Core Equity                                0.85%       0.05%        0.06%          0.96%
---------------------------------------------------------------------------------------------
Strategic Value                            0.85%       0.05%        0.09%          0.99%
---------------------------------------------------------------------------------------------
Large Cap Value                            0.85%       0.05%        0.13%          1.03%
---------------------------------------------------------------------------------------------
Classic Value                              0.87%       0.05%        0.56%          1.48%/D/
---------------------------------------------------------------------------------------------
Utilities                                  0.85%       0.05%        0.25%          1.15%
---------------------------------------------------------------------------------------------
Real Estate Securities                     0.70%       0.05%        0.05%          0.80%
---------------------------------------------------------------------------------------------
Small Cap Opportunities                    1.00%       0.05%        0.08%          1.13%
---------------------------------------------------------------------------------------------
Small Company Value                        1.04%       0.05%        0.01%          1.10%
---------------------------------------------------------------------------------------------
Special Value                              1.00%       0.05%        0.28%          1.33%
---------------------------------------------------------------------------------------------
Mid Cap Value                              0.87%       0.05%        0.05%          0.97%
---------------------------------------------------------------------------------------------
Value                                      0.74%       0.05%        0.06%          0.85%
---------------------------------------------------------------------------------------------
All Cap Value                              0.84%       0.05%        0.06%          0.95%
---------------------------------------------------------------------------------------------
500 Index                                  0.46%       0.05%        0.05%          0.56%
---------------------------------------------------------------------------------------------
Fundamental Value/G/                       0.84%       0.05%        0.05%          0.94%
---------------------------------------------------------------------------------------------
Growth & Income                            0.65%       0.05%        0.04%          0.74%
---------------------------------------------------------------------------------------------
Large Cap/A/                               0.85%       0.05%        0.15%          1.05%
---------------------------------------------------------------------------------------------
Quantitative Value                         0.70%       0.05%        0.08%          0.83%
---------------------------------------------------------------------------------------------
American Growth-Income/F/                  0.29%       0.60%        0.03%          0.92%
---------------------------------------------------------------------------------------------
Equity-Income                              0.81%/C/    0.05%        0.05%          0.91%
---------------------------------------------------------------------------------------------
American Blue Chip Income and Growth/F/    0.45%       0.60%        0.05%          1.10%
---------------------------------------------------------------------------------------------
Income & Value                             0.79%       0.05%        0.04%          0.88%
---------------------------------------------------------------------------------------------
Pimco VIT All Asset Portfolio              0.20%       0.45%        0.88%          1.53%/H/
---------------------------------------------------------------------------------------------
Global Allocation                          0.85%       0.05%        0.20%          1.10%
---------------------------------------------------------------------------------------------
High Yield                                 0.68%       0.05%        0.07%          0.80%
---------------------------------------------------------------------------------------------
U.S. High Yield Bond/A/                    0.75%       0.05%        0.21%          1.01%
---------------------------------------------------------------------------------------------
Strategic Bond                             0.70%       0.05%        0.08%          0.83%
---------------------------------------------------------------------------------------------
Strategic Income                           0.73%       0.05%        0.46%          1.24%
---------------------------------------------------------------------------------------------
Global Bond                                0.70%       0.05%        0.10%          0.85%
---------------------------------------------------------------------------------------------
Investment Quality Bond                    0.60%       0.05%        0.09%          0.74%
---------------------------------------------------------------------------------------------
Total Return                               0.70%       0.05%        0.05%          0.80%
---------------------------------------------------------------------------------------------
Real Return Bond                           0.70%       0.05%        0.07%          0.82%
---------------------------------------------------------------------------------------------
Core Bond/A/                               0.69%       0.05%        0.21%          0.95%
---------------------------------------------------------------------------------------------
Active Bond/A/                             0.61%       0.05%        0.04%          0.70%
---------------------------------------------------------------------------------------------
U.S. Government Securities                 0.62%       0.05%        0.07%          0.74%
---------------------------------------------------------------------------------------------
Money Market                               0.48%       0.05%        0.03%          0.56%
---------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000/B/               0.05%       0.05%        1.02%          1.12%
---------------------------------------------------------------------------------------------
Lifestyle Growth 820/B/                    0.05%       0.05%        0.95%          1.05%
---------------------------------------------------------------------------------------------
Lifestyle Balanced 640/B/                  0.05%       0.05%        0.90%          1.00%
---------------------------------------------------------------------------------------------
Lifestyle Moderate 460/B/                  0.05%       0.05%        0.87%          0.97%
---------------------------------------------------------------------------------------------
Lifestyle Conservative 280/B/              0.05%       0.05%        0.79%          0.89%
---------------------------------------------------------------------------------------------

A Commenced operations on April 29, 2005. Percentages are based on estimates of the net assets for the current fiscal year.

B Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth Trust, the American International Trust, the American Blue Chip Income Growth Trust and the American Growth-Income Trust.

"OtherExpenses" reflects the expenses of the underlying Portfolios as well as the expenses of the Lifestyle Trust. The Adviser is currently paying a portion of the expenses of each Lifestyle Trust. The expenses above do not reflect this expense reimbursement. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Portfolio Expenses" would be:

           ---------------------------------------------------------
                                                     Total Portfolio
                                      Other Expenses    Expenses
           ---------------------------------------------------------
           Lifestyle Aggressive 1000       1.01%          1.11%
           ---------------------------------------------------------
           Lifestyle Growth 820            0.94%          1.04%
           ---------------------------------------------------------
           Lifestyle Balanced 640          0.89%          0.99%
           ---------------------------------------------------------
           Lifestyle Moderate 460          0.86%          0.96%
           ---------------------------------------------------------
           Lifestyle Conservative 280      0.78%          0.88%
           ---------------------------------------------------------

   This voluntary expense reimbursement may be terminated at any time.
C The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology, Health Sciences, Blue Chip Growth, Equity-Income and Small Company Value Portfolios. The waiver is based on the combined assets of these portfolios. If these combined assets exceed specified amounts, the fee reduction will be increased.

   The fee reductions are applied to the advisory fees of each of the five Portfolios. This voluntary fee waiver may be terminated at any time by the Adviser. If such advisory fee waiver were reflected, it is estimated that the advisory fees for these Portfolios would be:

                           --------------------------
                           Science & Technology 1.01%
                           --------------------------
                           Health Sciences      1.02%
                           --------------------------
                           Blue Chip Growth     0.79%
                           --------------------------
                           Equity-Income        0.78%
                           --------------------------
                           Small Company Value  1.01%
                           --------------------------

D For certain Portfolios, the Adviser reduces its advisory fee or reimburses the Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, transfer agency fees, blue sky fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain annual rates. In the case of the Small Company, U.S. Global Leaders Growth, and Classic Value Portfolios, the Adviser reimbursed the Portfolio for certain expenses for the year ended December 31, 2004. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Portfolio Expenses" would be:

           ---------------------------------------------------------
                                                     Total Portfolio
                                      Other Expenses    Expenses
           ---------------------------------------------------------
           Small Company                   0.49%          1.59%
           ---------------------------------------------------------
           U.S. Global Leaders Growth      0.50%          1.26%
           ---------------------------------------------------------
           Classic Value                   0.50%          1.42%
           ---------------------------------------------------------

   These voluntary expense reimbursements may be terminated at any time.
E Due to a decrease in the subadvisory fees for the Global and the International Value Portfolios, the Adviser voluntarily agreed to decrease its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for each such Portfolio does not exceed 0.35% of the Portfolio's average net assets. These advisory fee waivers may be rescinded at any time.

F Reflects the aggregate annual operating expenses of each Portfolio and its corresponding master fund. In the case of the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income Portfolios, during the year ended December 31, 2004, Capital Research Management Company (the adviser to the American Growth, American International, American Blue Chip Income and Growth, and American Growth-Income Portfolios) voluntarily reduced investment advisory fees. If such fee waiver had been reflected, the Management Fee would be 0.34%, 0.53%, 0.44%, 0.28% and Total Portfolio Expenses would be 0.97%, 1.21%, 1.09%, and 091%.

G The Adviser has voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value Portfolios to the amounts shown below. These management fee reductions may be terminated at any time.

          -----------------------------------------------------------
                                             Between
                                           $50 million
                                First          and       Excess Over
              Portfolio      $50 million* $500 million* $500 million*
          -----------------------------------------------------------
          Financial Services     0.85%        0.80%         0.75%
          -----------------------------------------------------------
          Fundamental Value      0.85%        0.80%         0.75%
          -----------------------------------------------------------

   * as a percentage of average net assets.

   If such management fee reduction were reflected, it is estimated that the management fees for these Portfolios would be as follows:

                            ------------------------
                            Financial Services 0.83%
                            ------------------------
                            Fundamental Value  0.79%
                            ------------------------

H Underlying PIMS Fund Expenses for the Portfolio are estimated based upon an allocation of the Portfolio's assets among the Underlying PIMS Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMS Funds. Underlying PIMS Fund expenses will vary with changes in the expenses of the Underlying PIMS Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce its Advisory Fee to the extent that the Underlying PIMS Fund Expenses attributable to Advisory and Administrative Fees exceed 0.60%. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

            TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

   When you select a Separate Account investment option, we invest your money in shares of a corresponding Portfolio of the John Hancock Trust (or the PIMCO Variable Insurance Trust with respect to the All Asset Portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average net assets for 2004, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Policies and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

   The John Hancock Trust and the PIMCO Variable Insurance Trust are so-called "series" type mutual funds and each are registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") (formerly named "Manufacturers Securities Services, LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains.

   The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

   The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Portfolios of the John Hancock Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

   The following table describes a general description of the Portfolios that we make available under the Policies. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the Portfolio in the prospectus for that Portfolio. You should read the Portfolio's prospectus carefully before investing in the corresponding Separate Account investment option.

   The Portfolios available under the Policies are as follows:

---------------------------------------------------------------------------------------------------------------------
Portfolio               Portfolio Manager              Investment Description
---------------------------------------------------------------------------------------------------------------------
Science & Technology    T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                       of companies expected to benefit from the development,
                                                       advancement, and use of science and technology. Current
                                                       income is incidental to the portfolio's objective.
---------------------------------------------------------------------------------------------------------------------
Pacific Rim             MFC Global Investment          Seeks long-term growth of capital by investing in a
                        Management (U.S.A.) Limited    diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                                       domiciled in countries in the Pacific Rim region.
---------------------------------------------------------------------------------------------------------------------
Health Sciences         T. Rowe Price Associates, Inc. Seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks
                                                       of companies engaged in the research, development,
                                                       production, or distribution of products or services related to health care, medicine, or the life sciences (collectively
                                                       termed "health sciences").
---------------------------------------------------------------------------------------------------------------------
Emerging Growth         MFC Global Investment          Seeks superior long-term rates of return through capital
                        Management (U.S.A.) Limited    appreciation by investing, under normal circumstances,
                                                       primarily in high quality securities and convertible
                                                       instruments of small-cap U.S. companies.
---------------------------------------------------------------------------------------------------------------------
Emerging Small Company  Franklin Advisers, Inc.        Seeks long-term growth of capital by investing, under
                                                       normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock
                                                       equity securities of companies with market capitalizations that approximately match the range of capitalization of the
                                                       Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.
---------------------------------------------------------------------------------------------------------------------
Small Cap               Independence Investment LLC    Seeks maximum capital appreciation consistent with
                                                       reasonable risk to principal by investing, under normal
                                                       market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is under
                                                       $2 billion.
---------------------------------------------------------------------------------------------------------------------
Small Cap Index         MFC Global Investment          Seeks to approximate the aggregate total return of a small
                        Management (U.S.A.) Limited    cap U.S. domestic equity market index by attempting to
                                                       track the performance of the Russell 2000 Index.
---------------------------------------------------------------------------------------------------------------------
Small Company           American Century Investment    Seeks long-term capital growth by investing, under normal
                        Management, Inc.               market conditions, primarily in equity securities of smaller-
                                                       capitalization U.S. companies. The subadviser uses
                                                       quantitative, computer-driven models to construct the
                                                       portfolio of stocks for the Small Company Portfolio.
---------------------------------------------------------------------------------------------------------------------
Dynamic Growth          Deutsche Asset Management Inc. Seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.
---------------------------------------------------------------------------------------------------------------------
Mid Cap Stock           Wellington Management Company, Seeks long-term growth of capital by investing primarily in
                        LLP                            equity securities of mid-size companies with significant
                                                       capital appreciation potential.
---------------------------------------------------------------------------------------------------------------------
Natural Resources       Wellington Management Company, Seeks long-term total return by investing, under normal
                        LLP                            market conditions, primarily in equity and equity-related
                                                       securities of natural resource-related companies worldwide.
---------------------------------------------------------------------------------------------------------------------
All Cap Growth          AIM Capital Management, Inc.   Seeks long-term capital appreciation by investing the
                                                       portfolio's assets under normal market conditions,
                                                       principally in common stocks of companies that are likely to benefit from new or innovative products, services or
                                                       processes, as well as those that have experienced above
                                                       average, long-term growth in earnings and have excellent
                                                       prospects for future growth.
---------------------------------------------------------------------------------------------------------------------
Strategic Opportunities Fidelity Management & Research Seeks growth of capital by investing primarily in common
                        Company                        stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Portfolio                    Portfolio Manager               Investment Description
-----------------------------------------------------------------------------------------------------------------------------
Financial Services           Davis Advisors                  Seeks growth of capital by investing primarily in common
                                                             stocks of financial companies. During normal market
                                                             conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                                             companies that are principally engaged in financial services.
                                                             A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least
                                                             50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
-----------------------------------------------------------------------------------------------------------------------------
International Opportunities  Marisco Capital Management, LLC Seeks long-term growth of capital by investing, under normal market conditions, at least 65% of its assets in
                                                             common stocks of foreign companies that are selected for
                                                             their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio
                                                             normally invests in issuers from at least three different
                                                             countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging
                                                             markets.
-----------------------------------------------------------------------------------------------------------------------------
International Stock          Deutsche Asset Management       Seeks long-term growth of capital by investing in stocks and
                             Investment Services Ltd.        other securities with equity characteristics of companies
                                                             located in the developed countries that make up the MSCI
                                                             EAFE Index.
-----------------------------------------------------------------------------------------------------------------------------
International Small Cap      Templeton Investment Counsel,   Seeks capital appreciation by investing primarily in the
                             Inc.                            common stock of companies located outside the U.S. which
                                                             have total stock market capitalization or annual revenues of
                                                             $1.5 billion or less ("small company securities").
-----------------------------------------------------------------------------------------------------------------------------
International Equity Index A SSgA Funds Management, Inc.     Seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by
                                                             attempting to track the performance of the MSCI All
                                                             Country World ex-US Index*. (Series I shares are available for sale to contracts purchased prior to May 13, 2002; Series
                                                             II shares are available for sale to contracts purchased on or after May 13, 2002).
-----------------------------------------------------------------------------------------------------------------------------
American International       Capital Research Management     Invests all of its assets in Class 2 shares of the International
                             Company                         Fund, a series of American Fund Insurance Series. The
                                                             International Fund invests primarily in common stocks of
                                                             companies located outside the United States.
-----------------------------------------------------------------------------------------------------------------------------
International Value          Templeton Investment Counsel,   Seeks long-term growth of capital by investing, under
                             Inc.                            normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                                             markets.
-----------------------------------------------------------------------------------------------------------------------------
Quantitative Mid Cap         MFC Global Investment           Seeks long-term growth of capital by investing, under
                             Management (U.S.A.) Limited     normal market conditions, at least 80% of its total assets
                                                             (plus any borrowings for investment purposes) in U.S. mid-
                                                             cap stocks, convertible preferred stocks, convertible bonds and warrants.
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                MFC Global Investment           Seeks to approximate the aggregate total return of a mid cap
                             Management (U.S.A.) Limited     U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Core                 AIM Capital Management, Inc.    Seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including
                                                             convertible securities, of mid-capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------
Global                       Templeton Global Advisors       Seeks long-term capital appreciation by investing, under
                             Limited                         normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including
                                                             emerging markets.
-----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation         Jennison Associates LLC         Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                                             subadviser believes have above-average growth prospects.
                                                             These companies are generally medium-to-large
                                                             capitalization companies.
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager                 Investment Description
----------------------------------------------------------------------------------------------------------------------------
American Growth            Capital Research Management       Invests all of its assets in Class 2 shares of the Growth Fund,
                           Company                           a series of American Fund Insurance Series. The Growth
                                                             Fund invests primarily in common stocks of companies that
                                                             appear to offer superior opportunities for growth of capital.
----------------------------------------------------------------------------------------------------------------------------
U.S. Global Leaders Growth Sustainable Growth Advisers, L.P. Seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of
                                                             "U.S. Global Leaders."
----------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap       MFC Global Investment             Seeks long-term growth of capital by investing, under
                           Management (U.S.A.) Limited       normal circumstances, primarily in equity securities of U.S.
                                                             companies. The portfolio will generally focus on equity
                                                             securities of U.S. companies across the three market
                                                             capitalization ranges of large, mid and small.
----------------------------------------------------------------------------------------------------------------------------
All Cap Core               Deutsche Asset Management Inc.    Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the
                                                             Russell 3000 Index.
----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth           Fidelity Management & Research    Seeks long-term growth of capital by investing, under
                           Company                           normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.
----------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index   MFC Global Investment             Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited       U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.
----------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth           T. Rowe Price Associates, Inc.    Seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth
                                                             companies. Many of the stocks in the portfolio are expected to pay dividends.
----------------------------------------------------------------------------------------------------------------------------
U.S. Large Cap             Capital Guardian Trust Company    Seeks long-term growth of capital and income by investing
                                                             the portfolio's assets, under normal market conditions,
                                                             primarily in equity and equity-related securities of
                                                             companies with market capitalization greater than $500
                                                             million.
----------------------------------------------------------------------------------------------------------------------------
Core Equity                Legg Mason Funds Management,      Seeks long-term capital growth by investing, under normal
                           Inc.                              market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                                             The subadviser Seeks to purchase securities at large
                                                             discounts to the subadviser's assessment of their intrinsic value.
----------------------------------------------------------------------------------------------------------------------------
Strategic Value            Massachusetts Financial Services  Seeks capital appreciation by investing, under normal market
                           Company                           conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser
                                                             believes are undervalued in the market relative to their long term potential.
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value            Mercury Advisors                  Seeks long-term growth of capital by investing, under
                                                             normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the
                                                             U.S.
----------------------------------------------------------------------------------------------------------------------------
Classic Value              Pzena Investment Management,      Seeks long-term growth of capital by investing, under
                           LLC                               normal market conditions, at least 80% of its net assets in domestic equity securities.
----------------------------------------------------------------------------------------------------------------------------
Utilities                  Massachusetts Financial Services  Seeks capital growth and current income (income above that
                           Company                           available from a portfolio invested entirely in equity
                                                             securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                                             domestic and foreign companies in the utilities industry.
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager              Investment Description
-------------------------------------------------------------------------------------------------------------------------
Real Estate Securities     Deutsche Asset Management Inc. Seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                                          companies.
-------------------------------------------------------------------------------------------------------------------------
Small Cap Opportunities    Munder Capital Management      Seeks long-term capital appreciation by investing, under
                                                          normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.
-------------------------------------------------------------------------------------------------------------------------
Small Company Value        T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies
                                                          whose common stocks are believed to be undervalued.
                                                          Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                                          investment purposes) in companies with a market
                                                          capitalization that do not exceed the maximum market
                                                          capitalization of any security in the Russell 2000 Index* at the time of purchase.
-------------------------------------------------------------------------------------------------------------------------
Special Value              Salomon Brothers Asset         Seeks long-term capital growth by investing, under normal
(only Series II available) Management Inc.                circumstances, at least 80% of its net assets in common
                                                          stocks and other equity securities of companies whose
                                                          market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                                          2000 Value Index.
-------------------------------------------------------------------------------------------------------------------------
Mid Cap Value              Lord, Abbett & Co              Seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized
                                                          companies, with market capitalization of roughly $500
                                                          million to $10 billion.
-------------------------------------------------------------------------------------------------------------------------
Value                      Van Kampen                     Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of
                                                          companies in the Russell Midcap Value Index.
-------------------------------------------------------------------------------------------------------------------------
All Cap Value              Lord, Abbett & Co              Seeks capital appreciation by investing in equity securities of
                                                          U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
-------------------------------------------------------------------------------------------------------------------------
500 Index                  MFC Global Investment          Seeks to approximate the aggregate total return of a broad
                           Management (U.S.A.) Limited    U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.
-------------------------------------------------------------------------------------------------------------------------
Fundamental Value          Davis Advisors                 Seeks growth of capital by investing, under normal market
                                                          conditions, primarily in common stocks of U.S. companies
                                                          with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
-------------------------------------------------------------------------------------------------------------------------
Growth & Income            Wellington Management Company, Seeks long-term growth of capital and income, consistent
                           LLP                            with prudent investment risk, by investing primarily in a
                                                          diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.
-------------------------------------------------------------------------------------------------------------------------
Large Cap                  UBS Global Asset Management    Seeks to maximize total return, consisting of capital
                                                          appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S.
                                                          large capitalization companies.
-------------------------------------------------------------------------------------------------------------------------
Quantitative Value         MFC Global Investment          Seeks long-term capital appreciation by investing primarily
                           Management (U.S.A.) Limited    in large-cap U.S. securities with the potential for long-term growth of capital.
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Portfolio                         Portfolio Manager              Investment Description
--------------------------------------------------------------------------------------------------------------------------------
American Growth-Income            Capital Research Management    Invests all of its assets in Class 2 shares of the Growth-
                                  Company                        Income Fund, a series of American Fund Insurance Series.
                                                                 The Growth-Income Fund invests primarily in common
                                                                 stocks or other securities which demonstrate the potential for appreciation and/or dividends.
--------------------------------------------------------------------------------------------------------------------------------
Equity-Income                     T. Rowe Price Associates, Inc. Seeks to provide substantial dividend income and also long-
                                                                 term capital appreciation by investing primarily in dividend-
                                                                 paying common stocks, particularly of established
                                                                 companies with favorable prospects for both increasing
                                                                 dividends and capital appreciation.
--------------------------------------------------------------------------------------------------------------------------------
American Blue Chip Income and     Capital Research Management    Invests all of its assets in Class 2 shares of the Blue Chip
Growth                            Company                        Income and Growth Fund, a series of American Fund
                                                                 Insurance Series. The Blue Chip Income and Growth Fund
                                                                 invests primarily in common stocks of larger, more
                                                                 established companies based in the U.S. with market
                                                                 capitalizations of $4 billion and above.
--------------------------------------------------------------------------------------------------------------------------------
Income & Value                    Capital Guardian Trust Company Seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-
                                                                 income securities. The subadviser has full discretion to
                                                                 determine the allocation between equity and fixed income
                                                                 securities.
--------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset Portfolio     Pacific Investment Management  The portfolio invests primarily in a diversified mix of: (a)
(a series of the PIMCO Variable   Company                        common stocks of large and mid sized U.S. companies, and
Insurance Trust) (only Class M is                                (b) bonds with an overall intermediate term average
available for sale)                                              maturity.
--------------------------------------------------------------------------------------------------------------------------------
Global Allocation                 UBS Global Asset Management    Seeks total return, consisting of long-term capital
                                                                 appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.
--------------------------------------------------------------------------------------------------------------------------------
High Yield                        Salomon Brothers Asset         Seeks to realize an above-average total return over a market
                                  Management Inc.                cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.
--------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield Bond              Wells Fargo Fund Management,   Seeks total return with a high level of current income by
                                  LLC                            investing, under normal market conditions, primarily in
                                                                 below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                                                 preferred and other convertible securities and bank loans.
--------------------------------------------------------------------------------------------------------------------------------
Strategic Bond                    Salomon Brothers Asset         Seeks a high level of total return consistent with preservation
                                  Management Inc.                of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income                  John Hancock Advisers, LLC     Seeks a high level of current income by investing, under
                                                                 normal market conditions, primarily in foreign government
                                                                 and corporate debt securities from developed and emerging
                                                                 markets; U.S. Government and agency securities; and U.S.
                                                                 high yield bonds.
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager              Investment Description
----------------------------------------------------------------------------------------------------------------------------
Global Bond                Pacific Investment Management  Seeks to realize maximum total return, consistent with
                           Company                        preservation of capital and prudent investment management
                                                          by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
----------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond    Wellington Management Company, Seeks a high level of current income consistent with the
                           LLP                            maintenance of principal and liquidity, by investing in a
                                                          diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S.
                                                          Government bonds with intermediate to longer term
                                                          maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
----------------------------------------------------------------------------------------------------------------------------
Total Return               Pacific Investment Management  Seeks to realize maximum total return, consistent with
                           Company                        preservation of capital and prudent investment management
                                                          by investing, under normal market conditions, at least 65%
                                                          of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average
                                                          portfolio duration will normally vary within a three-to six-
                                                          year time frame based on the subadviser's forecast for
                                                          interest rates.
----------------------------------------------------------------------------------------------------------------------------
Real Return Bond           Pacific Investment Management  Seeks maximum return, consistent with preservation of
                           Company                        capital and prudent investment management by investing,
                                                          under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.
----------------------------------------------------------------------------------------------------------------------------
Core Bond                  Wells Fargo Fund Management,   Seeks total return consisting of income and capital
                           LLC                            appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                                          subadviser invests in debt securities that the subadviser
                                                          believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.
                                                          From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to
                                                          investment-grade debt securities. Under normal
                                                          circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.
----------------------------------------------------------------------------------------------------------------------------
Active Bond                Declaration Management &       Seeks income and capital appreciation by investing at least
                           Research LLC                   80% of its assets in a diversified mix of debt securities and
                           John Hancock Advisers, LLC     instruments.
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Salomon Brothers Asset         Seeks a high level of current income consistent with
                           Management Inc.                preservation of capital and maintenance of liquidity, by
                                                          investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as
                                                          collateralized mortgage obligations backed by such
                                                          securities.
----------------------------------------------------------------------------------------------------------------------------
Money Market               MFC Global Investment          Seeks maximum current income consistent with preservation
                           Management (U.S.A.) Limited    of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.
----------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000  MFC Global Investment          Seeks to provide long-term growth of capital (current income
                           Management (U.S.A.) Limited    is not a consideration) by investing 100% of the Lifestyle
                           Deutsche Asset Management Inc. Trust's assets in other portfolios of the Trust ("Underlying
                                                          Portfolios") which invest primarily in equity securities.
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Portfolio                  Portfolio Manager              Investment Description
--------------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820       MFC Global Investment          Seeks to provide long-term growth of capital with
                           Management (U.S.A.) Limited    consideration also given to current income by investing
                                                          approximately 20% of the Lifestyle Trust's assets in
                           Deutsche Asset Management Inc. Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in
                                                          Underlying Portfolios which invest primarily in equity
                                                          securities.
--------------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640     MFC Global Investment          Seeks to provide a balance between a high level of current
                           Management (U.S.A.) Limited    income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                           Deutsche Asset Management Inc. Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and
                                                          approximately 60% of its assets in Underlying Portfolios
                                                          which invest primarily in equity securities.
--------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460     MFC Global Investment          Seeks to provide a balance between a high level of current
                           Management (U.S.A.) Limited    income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                           Deutsche Asset Management Inc. Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and
                                                          approximately 40% of its assets in Underlying Portfolios
                                                          which invest primarily in equity securities.
--------------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280 MFC Global Investment          Seeks to provide a high level of current income with some
                           Management (U.S.A.) Limited    consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in
                           Deutsche Asset Management Inc. Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in
                                                          Underlying Portfolios which invest primarily in equity
                                                          securities.
--------------------------------------------------------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

   You bear the investment risk of any Portfolio you choose as an investment option for your Policy. A full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each Portfolio is contained in the Portfolio prospectuses. The Portfolio prospectuses should be read carefully before allocating purchase payments to a sub-account.

                                POLICY SUMMARY

General

   We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

Death Benefits

   There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit. You may change the death benefit option and increase or decrease the Face Amount.

Return of Premium Rider

   The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the life insured after the Company receives due proof of death. The Return of Premium Death benefit is calculated as follows:

   The return of premium rider death benefit is equal to the initial premium. Any subsequent premiums will increase the death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero.) The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

Premiums

   You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments -- Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at our discretion, to one or more of our Fixed Account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts Fixed Accounts and the sub-accounts of the Separate Account.

Policy Value

   The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

Policy Loans

   You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender.

Surrender and Partial Withdrawals

   You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject. You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

Lapse and Reinstatement

   Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

   The Policy differs in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

   A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

Charges and Deductions

   We assess certain charges and deductions in connection with the Policy. These include:

  . charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and supplementary benefits, if applicable,

  .   charges deducted from premiums paid, and

  .   charges assessed on surrender or lapse.

These charges are summarized in the Fee Tables. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

   In addition, there are charges deducted from each Portfolio. These charges are summarized in the Fee Tables.

Investment Options and Investment Subadvisers

   You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described in the Table of Investment Options and Investment Subadvisers.

   The Portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

   Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Investment Management Fees and Expenses

   Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio are described in detail in the Portfolio prospectuses.

   GENERAL INFORMATION ABOUT JOHN HANCOCK NEW YORK, RATINGS AND THE SEPARATE
                                    ACCOUNT

John Hancock New York

   John Hancock Life Insurance Company of New York ("John Hancock NY" or "Company") (formerly known as "The Manufacturers Life Insurance Company of New York") is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 101 Congress Street, Boston, Massachusetts 02110. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (Manufacturers Life) and its subsidiaries, collectively known as Manulife Financial.

Ratings

   John Hancock NY has received the following ratings from independent rating agencies:

   A++ A.M. Best

   Superior companies have a very strong ability to meet their obligations; 1st category of 16

   AA+ Fitch

   Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

   AA+ Standard & Poor's

   Very strong financial security characteristics; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock NY's ability to honor any guarantees provided by the Policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

The Separate Account

   The Separate Account has been established subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of John Hancock NY's other assets. The Separate Account is currently used only to support variable life insurance policies.

   Assets of the Separate Account. John Hancock NY is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Separate Account without regard to the other income, gains, or losses of John Hancock NY. John Hancock NY will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business John Hancock NY conducts. However, all obligations under the variable life insurance policies are general corporate obligations of John Hancock NY.

   Registration. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of John Hancock NY.

                               ISSUING A POLICY

Requirements

   To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to our satisfaction.

   Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from John Hancock NY. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

   Each Policy has a Policy Date, an Effective Date, an Issue Date, and a Maturity Date (See "Definitions" above).

   The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date we become obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which the Suicide and Incontestability periods are measured.

   If an application is accompanied by a check for the initial premium and the application is accepted:

  . the Policy Date will be the date the application and check were received at the Service Office (unless a special Policy Date is requested (See "Backdating a Policy" below));

  . the Effective Date will be the date our underwriters approve issuance of the Policy; and

  .   the Issue Date will be the date we issue the Policy.

   If an application accepted by John Hancock NY is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

    (i)the Policy Date and the Effective Date will be the date we receive the check at our Service Office; and

   (ii)the Issue Date will be the date we issue the Policy.

   The initial premium must be received within 60 days after the Issue Date and the policyowner must be in good health on the date the initial premium is received. If the initial premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

   Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

   As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions unless such amount is first allocated to the Money Market portfolio for the duration of the Right to Examine period.

Minimum Initial Face Amount

   John Hancock NY will generally issue a Policy only if it has a Face Amount of at least $100,000.

Backdating a Policy

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a Policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.

Temporary Insurance Agreement

   In accordance with John Hancock NY's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets our usual and customary underwriting standards for the coverage applied for.

   The acceptance of an application is subject to our underwriting rules, and we reserve the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

Right to Examine the Policy

   A Policy may be returned for a refund of the premium within 10 days after it is received. This ten day period is known as the "free look" period. The Policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, John Hancock NY will refund any premium paid. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared. During the "Right to Examine the Policy Period," Policy Value will be allocated to the Money Market subaccount.

   If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by John Hancock NY, it will pay the policyowner the Policy Value, computed at the end of the valuation period during which the Policy is received by John Hancock NY. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new Policy.

   Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policyowner should consult with his or her attorney or John Hancock NY agent regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

   If you request an increase in face amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

Life Insurance Qualification

   A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued. You should consult your John Hancock NY agent for more information so you can select the test that best accomplishes your goals.

   Cash Value Accumulation Test. Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, we will generally increase the death benefit, temporarily, to the required minimum amount. However, we reserve the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

   Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

   Changes to the Policy may affect the maximum amount of premiums, such as:

  .   a change in the Policy's Face Amount.

  .   a change in the death benefit option.

  .   partial withdrawals.

  .   addition or deletion of supplementary benefits.

   Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, we may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

   The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the Policy.

                                DEATH BENEFITS

   If the Policy is in force at the time of the death of the life insured, we will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and John Hancock NY. If the insurance benefit is paid in one sum, we will pay interest from the date of death to the date of payment. If the life insured should die after our receipt of a request for surrender, no insurance benefit will be payable, and we will pay only the Net Cash Surrender Value.

Death Benefit Options

   There are two death benefit options, described below.

   Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

   Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

Changing the Death Benefit Option

   The death benefit option may be changed once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service

Office. We reserve the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

   A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

   Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

   Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

   No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

   Subject to the limitations stated in this Prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. We reserve the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

   Increase in Face Amount. Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date we approve the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. We reserve the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than 90.

   New Surrender Charges for an Increase. An increase in face amount will usually result in the Policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. Surrender charges will not apply to premiums attributable to the new Face Amount that are in excess of the surrender charge premium limit. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.

   An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

   Increase with Prior Decreases. If at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

   Changing Both the Face Amount and the Death Benefit Option. If a policyowner requests to change both the Face Amount and the Death Benefit Option in the same month, the Death Benefit Option change shall be deemed to occur first.

   Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date John Hancock NY approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. We will not allow a decrease in the Face Amount if it is for the reduction or termination of a prior Face Amount increase which has been in force for less than one year. Under no circumstances should the sum of all decreases cause the policy to fall below the minimum Face Amount of $100,000.

   Factors that Affect the Death Benefit. In the case of Death Benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risks/Benefits Summary." These factors do not affect the Face Amount of the Policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the Policy does not lapse.

   Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

                               PREMIUM PAYMENTS

Initial Premiums

   No premiums will be accepted prior to receipt of a completed application by John Hancock NY. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

   The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

   On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Subsequent Premiums

   After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.

   A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. John Hancock NY will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

   We may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. We also reserve the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

   Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse. However, the Policy does have a No-Lapse Guarantee (as well as an Optional Extended No-Lapse Guarantee), which would prevent the Policy from lapsing during the guarantee period, provided certain criteria are met as described under "No-Lapse Guarantee."

   All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

   If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by Federal income tax law for a Policy to qualify as life insurance.

   If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, we will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

Premium Allocation

   Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to John Hancock NY is received at its Service Office.

                            CHARGES AND DEDUCTIONS

Premium Charge

   During the first 5 Policy Years, we deduct a premium charge from each premium payment equal to 10% of the premium paid. Thereafter, the premium charge is equal to 2.0% of the premium. The premium charge is paid to the Company and is designed to cover a portion of our acquisition and sales expenses and premium and federal DAC taxes.

Surrender Charges

   The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

  .   the Policy is surrendered for its Net Cash Surrender Value,

  .   a partial withdrawal is made,

  .   there is a decrease in Face Amount or

  .   the Policy lapses.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

   The surrender charge, together with a portion of the premium charge, is designed to compensate us for some of the expenses we incur in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

   Surrender Charge Calculation. The Surrender Charge is determined by the following formula (the calculation is also described in words below):

   Surrender Charge = (Surrender Charge Rate) X (Face Amount Associated with the Surrender Charge / 1000) X (Grading Percentage)

   Definitions of the Formula Factors Above

   Face Amount Associated with the Surrender Charge: The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied.

   Surrender Charge Rate: (the calculation is also described in words below)

     Surrender Charge Rate = (8.5) + ((80%) X (Surrender Charge Premium))

   The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the Policy per $1,000 of Face Amount.

   Grading Percentage: The grading percentages during the Surrender Charge Period and set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases.

   The grading percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

                       Surrender Charge        Surrender Charge
                Policy     Grading      Policy     Grading
                 Year     Percentage     Year     Percentage
                -----------------------------------------------
                  1          100%         7           40%
                -----------------------------------------------
                  2          90%          8           30%
                -----------------------------------------------
                  3          80%          9           20%
                -----------------------------------------------
                  4          70%          10          10%
                -----------------------------------------------
                  5          60%          11          0%
                -----------------------------------------------
                  6          50%

   Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if the policyowner surrenders the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

   Formulas Described in Words.

   Surrender Charge: The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount of the policy associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy month to zero over a period not to exceed 10 years.

   Surrender Charge Rate: The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals 8.5 and (b) equals 80% times the Surrender Charge Premium.

   Illustration of Surrender Charge Calculation.

   Assumptions.

  .   45-year-old

  .   Policy issued 7 years ago

  . $7,785 in premiums have been paid annually on the Policy over the 7 year period

  .   Surrender Charge Premium for the Policy is $6.39

  . Face Amount of the Policy at issue is $500,000 and no increases have occurred

  .   Policy is surrendered during the first month of the seventh policy year.

   Surrender Charge. The Surrender Charge to be assessed would be $2,723 determined as follows:

  . First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

     Surrender Charge Rate = (8.5) + ((80%) X (Surrender Charge Premium))

                       $13.61 = (8.5) + ((80%) X (6.39))

   The Surrender Charge Rate is equal to $13.61.

  . Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.


 Surrender Charge = (Surrender Charge Rate) X (Face Amount Associated with the
                Surrender Charge / 1000) X (Grading Percentage)

                 $2,723 = (13.61) X ($500,000 /1,000) X (40%)

   The Surrender Charge is equal to $2,723.

   Depending upon the Face Amount of the Policy, the age of the insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

   Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as of the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

   Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

   Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata Surrender Charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from Death Benefit Option 1 to Option 2 will not incur a pro-rata Surrender Charge. Each time a pro-rata Surrender Charge is deducted for a Face Amount decrease, the remaining Surrender Charge will be reduced in the same proportion that the Surrender Charge deducted bears to the total Surrender Charge immediately before the Face Amount decrease.

Monthly Charges

   On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

  .   an administration charge;

  .   a charge for the cost of insurance;

  .   a mortality and expense risks charge;

  . if applicable, a charge for any supplementary benefits added to the Policy.

   Unless otherwise allowed by us and specified by the policyowner, the Monthly Deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

   Administration Charge. This charge will be equal to $15 per Policy Month each Policy Year. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

   Cost of Insurance Charge. The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

   For Death Benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

    (a)is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

    (b)is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance.

   For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

   The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the life insured. These rates may be higher in early Policy Years due to recovery of initial acquisition costs.

   Since the net amount at risk for Death Benefit Option 1 is based on a formula that includes as factors the death benefit and the Policy Value, the net amount at risk is affected by the investment performance of the underlyling investment options chosen, payment of premiums and charges assessed.

   Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

   The cost of insurance rates reflect our expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of the life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables. Current cost of insurance rates may be less than the guaranteed rates.

   The election (or failure to elect) the Return of Premium Death Benefit rider will impact the total cost of insurance charges.

   Charges for Supplementary Benefits. If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefits.

   Mortality and Expense Risks Charge. A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is paid to the Company and is designed to compensate us for the mortality and expense risks we assume under the Policy. The mortality risk assumed is that the life insured may live for a shorter period of time than we estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

   The charge varies by Policy Year as follows:

                        Guaranteed                          Equivalent
            Monthly Mortality and Expense Risks Annual Mortality and Expense Risks
Policy Year               Charge*                            Charge*
----------------------------------------------------------------------------------
   1-15                    0.10%                              1.20%
   16+                     0.03%                              0.30%

* The rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. The actual rates charged may be slightly higher or lower than those shown.

Charges for Transfers

   A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge is paid to the Company and will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by us on the same Business Day are treated as a single transfer request.

   Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

Reduction in Charges

   The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

Investment Management Fees and Expenses

   The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy, are set forth in the Portfolio prospectuses.

                       SPECIAL PROVISIONS FOR EXCHANGES

   We will permit owners of certain fixed life insurance policies issued by John Hancock NY to exchange their policies for the Policies described in this prospectus (and likewise, owners of Policies described in this Prospectus may also exchange their Policies for certain fixed policies issued by John Hancock
NY). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

                          COMPANY TAX CONSIDERATIONS

   At the present time, we make no specific charge for any Federal, state, or local taxes that we incur that may be attributable to the Separate Account or to the Policies. We, however, reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                                 POLICY VALUE

Determination of the Policy Value

   A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

   The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risks/Benefits Summary."

   Investment Accounts. An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

   Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us. For a detailed description of the Fixed Account, see "The General Account -- Fixed Account."

   Loan Account. Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a specified rate. For a detailed description of the Loan Account, see "Policy Loans -- Loan Account."

Units and Unit Values

   Crediting and Canceling Units. Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

   A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

   Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business
Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

   Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

   The net investment factor for a sub-account on any Business Day is equal to
(a) divided by (b) where:

    (a)is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

    (b)is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

   The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

   Subject to the restrictions set forth below, a policyowner may, transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to John Hancock NY, or by telephone if a currently valid transfer authorization form is on file.

   Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio's investments in accordance with the portfolio's investment objective and policies) and dilution with respect to interests held for long-term investment.

   To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:
(i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

   While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

   The Company's current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policyowner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a Policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

   Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policyowner under these circumstances to rebalance the investment options in its policies within the following limits:
(i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policyowners subject to the restrictions.

   The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a Portfolio.

   While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

  .   within eighteen months after the Issue Date; or

  . within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

   Transfer Charges. A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

   Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

   Transfers Involving Fixed Account. The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

   Telephone Transfers. Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, We will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

   Dollar Cost Averaging. The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although we reserve the right to institute a charge on 90 days' written notice to the policyholder. The charge for a transfer made under the DCA program will not exceed $5. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

   Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, we will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs John Hancock NY otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, we reserve the right to institute a charge on 90 days' written notice to the policyowner.

   We reserve the right to cease to offer this program as of 90 days after written notice is sent to the policyowner. The charge for transfers under the Asset Allocation program will not exceed $15.

                                 POLICY LOANS

   While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Ten Years" and "Tax Treatment of Policy Benefits -- Policy Loan Interest."

   Maximum Loanable Amount. The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

Effect of Policy Loans

   A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

   Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. The actual rate charged is equal to the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account. We may change the current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.

   For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under Federal tax law. "Tax Treatment of the Policy -- Interest on Policy Loans After Year 10."

   If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, we will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

   When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

   Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%.

   Loan Account Adjustments. On each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

   Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the amount of the Loan Account associated with the Fixed Account that was transferred from it is fully repaid; then to each Investment Account in the same proportion that the loan amount that was transferred from it bears to the value of the Loan Account. Amounts paid to John Hancock NY not specifically designated in writing as loan repayments will be treated as premiums. However, when a portion of the Loan Account amount is allocated to the Fixed Account, we reserve the right to require that premium payments be applied as loan repayments.

                   POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

   A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which John Hancock NY receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

Partial Withdrawals

   A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

   Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

   Reduction in Face Amount due to a Partial Withdrawal. If Death Benefit Option 1 is in effect when a partial withdrawal is made and the death benefit equals the Face Amount, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charge. Otherwise, if the death benefit is the Minimum Death Benefit as described under "Death Benefit -- Minimum Death Benefit," the Face Amount will be reduced by the amount, if any, by which the withdrawal plus the pro-rata Surrender Charge exceeds the difference between the death benefit and the Face Amount.

   If Death Benefit Option 2 is in effect, partial withdrawals do not affect the Face Amount of a Policy.

   When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

                            LAPSE AND REINSTATEMENT

Lapse

   Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy -- Tax Treatment of Policy Benefits -- Surrender or Lapse." We will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

No-Lapse Guarantee

   As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

   The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

   The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if
(i) the Face Amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, (iv) a temporary Additional Rating is added (due to a Face Amount increase) or terminated or (v) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured.

   The No-Lapse Guarantee Period is described under "Definitions" in Appendix A.

   While the No-Lapse Guarantee is in effect, we will determine at the beginning of the Policy Month that your policy would otherwise be in default whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, we will notify the policyowner of that fact and allow a 61 day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:

  . the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

  . the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

   No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

   Optional Extended No-Lapse Guarantee. Subject to state approval, an optional rider may be added to the Policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the Policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the Policyowner and (c) age 100 of the life insured. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable, a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk class, smoking status and face amount and a change in the Face Amount of the Policy may affect the cost of the rider.

   Death During Grace Period. If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

Reinstatement

   A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

  .   The life insured's risk classification is standard or preferred, and

  .   The life insured's Attained Age is less than 46.

   A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

  . Evidence of the life insured's insurability, satisfactory to John Hancock NY is provided to the Company; and

  . A premium equal to the amount that was required during the 61 day grace period following default plus the next two Monthly Deductions must be paid to John Hancock NY.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve the policyowner's request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

   Maturity Advantage. See "Age 100 Advantage" below for information regarding lapse and reinstatement when this benefit is in effect.

Termination

   Termination of the Policy. Your Policy will terminate on the earliest of the following events:

  . the end of the grace period for which you have not paid the amount necessary to bring the Policy out of default;

  .   surrender of the Policy for its Net Cash Surrender Value; or

  .   the death of the life insured.

   Age 100 Advantage. If the Life Insured is alive on the Maturity Date, the Policy will be continue in force subject to the following unless the policyowner chooses to surrender the Policy for its Net Cash Surrender Value:

  . the Policy will be continued until the earlier of the death of the life insured or the date the policyowner surrenders the Policy;

  . no additional premium payments will be accepted although loan repayments will be accepted;

  . no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

  .   interest on any Policy Debt will continue to accrue;

  .   the policyowner may continue to take partial withdrawals; and

  . the policyowner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Account as described in this prospectus.

The Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

                              THE GENERAL ACCOUNT

   The general account of John Hancock NY consists of all assets owned by it other than those in the Separate Account and other separate accounts of John Hancock NY. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

   By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

   A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock NY will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

   Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

  .   the portion of the net premiums allocated to it; plus

  .   any amounts transferred to it; plus

  .   interest credited to it; less

  .   any charges deducted from it; less

  .   any partial withdrawals from it; less

  .   any amounts transferred from it.

   Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, John Hancock NY guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

   Flexible Factors. When determining the rate of interest to be used in crediting interest to the portion of the Policy Value in the Fixed Account, and any changes in that rate, we will consider the following factors: expected mortality and persistency experience; expected investment earnings; and expected operating expenses. We will consider the same factors when we determine the actual cost of insurance; the deductions from premiums for premium load; administrative charges; and whenever changes are made to any of these charges. We will not try to recover any losses in earlier years by increasing your charges in later years.

   Adjustments to flexible factors will be by class and be determined by us from time to time based on future expectations for such factors. Any change will be determined in accordance with procedures and standards on file with the Superintendent of Insurance of the state of New York.

                        OTHER PROVISIONS OF THE POLICY

Return of Premium Death Benefit Rider

   The Policy may be issued with an optional Return of Premium Death Benefit rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the insured after the Company receives due proof of death. The Return of Premium Death Benefit is calculated as follows:

   The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable Surrender Charge (except that the rider death benefit will not be reduced to less than zero).

   Cessation of Increases. Increases in the Return of Premium Death Benefit coverage will cease at the earlier of:

  . the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

  . the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to Death Benefit Option 2; or

  . the date as of which Monthly Deductions cease and no further premiums may be paid in determining the amount of the Return of Premium death benefit coverage.

   Decreases in Coverage. The Return of Premium Death Benefit may be decreased if requested by the policyowner. The decrease will take effect at the beginning of the Policy Month on or next following the date the Company approves the request. The Return of Premium Rider Death Benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata Surrender Charges.

   Partial Withdrawals. If the Policyowner makes a written request for a partial withdrawal of net cash surrender value while this rider is in force, the amount of the Return of Premium Death Benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under "Charges and Deductions -- Surrender Charges." In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited to the amount by which the withdrawal plus the Surrender Charge exceeds the amount of the Return of Premium Rider Death Benefit.

   No Lapse Guarantee. The No Lapse Guarantee provisions of the Policy apply to the Return of Premium Rider Death Benefit for the first two Policy Years only.

Policyowner Rights

   Unless otherwise restricted by a separate agreement, the policyowner may, until the earlier of life insured's death or when life insured reaches Attained Age 100:

  .   Vary the premiums paid under the Policy.

  .   Change the death benefit option.

  .   Change the premium allocation for future premiums.

  .   Take loans and/or partial withdrawals.

  .   Surrender the policy.

  .   Transfer ownership to a new owner.

  . Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

  .   Change or revoke a contingent owner.

  .   Change or revoke a beneficiary.

   Assignment of Rights. John Hancock NY will not be bound by an assignment until it receives a copy of the assignment at its Service Office. John Hancock NY assumes no responsibility for the validity or effects of any assignment.

Beneficiary

   One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to John Hancock NY in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, we will pay the insurance benefit as if the beneficiary had died before the life insured.

Conversion Privilege

   You may convert your Policy, at any Policy Anniversary, to a fixed paid-up benefit, without evidence of insurability. The Death Benefit, Policy Value, other values based on the Policy Value and the Investment Account values will be determined as of the Business Day on which we receive the written request for conversion. The basis for determining the Policy Value will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year. The Flexible Premium Variable Life coverage cannot be reinstated after the date of the conversion. After the date of the conversion, no further Monthly Deductions will be taken from Policy Value.

Incontestability

   John Hancock NY will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a Supplementary Benefit, after such increase or addition which requires evidence of insurability has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, we can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

   If the stated age or sex, or both, of the life insured in the Policy are incorrect, John Hancock NY will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

   If the life insured dies by suicide within two years after the Issue Date, the Policy will terminate and we will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

   If the life insured dies by suicide within two years after an applied for increase in Face Amount takes effect, we will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the life insured's death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

   We reserve the right to obtain evidence of the manner and cause of death of the life insured.

Supplementary Benefits

   A death benefit guarantee supplementary benefit will be included as part of the policy when it is issued. Upon state approval of the Optional Extended No-Lapse Guarantee, for policies issued after such state approval, the death benefit guarantee supplementary benefit will no longer be included as part of the policy upon issuance. Subject to certain requirements, one or more supplementary benefits may also be added to a Policy, including those providing accidental death coverage, waiving monthly deductions upon disability, and, in the case of corporate-owned policies, permitting a change of the life insured (a taxable event). More detailed information concerning these supplementary benefits may be obtained from an authorized agent of John Hancock NY. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

                          TAX TREATMENT OF THE POLICY

Introduction

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws nor of the current interpretations by the IRS. John Hancock NY does not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policies.

   The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.

   The Company is taxed as a life insurance company. Because the operations of the Separate Account are a part of, and are taxed with, the Company's operations, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, the Company is not taxed on the investment income and capital gains of the Separate Account, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will be subject to Federal, state, or local tax on the income and gains of the Separate Account in the future, but if the Company is, it may impose a corresponding charge against the Separate Account.

Life Insurance Qualification

   There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

  . The Policy must satisfy the definition of life insurance under Section 7702 of the Code.

  . The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

  . The Policy must be a valid life insurance contract under applicable state law.

  . The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

   Definition of Life Insurance. Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. By limiting cash value at any time to the net single premium that would be required in order to fund future benefits under the Policy, the Cash Value Accumulation Test in effect requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

   With respect to a Policy that is issued on the basis of a standard rate class, we believe (largely in reliance on IRS Notices 88-128 and 2004-61 and the proposed mortality charge regulations under Section 7702, issued on July 5,
1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

   The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

   If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

   Diversification. Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how each Portfolio's assets are to be invested. We believe that the Separate Account will thus meet the diversification requirement, and we will monitor continued compliance with the requirement.

   State Law. A policy must qualify as a valid life insurance contract under New York State laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

   Investor Control. In certain circumstances, owners of variable life insurance policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

   The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and policy values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, we do not know what standards may be set forth, if any, in future regulations or rulings. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Tax Treatment of Policy Benefits

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes. We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes.

   Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

   Death Benefit. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code. A transfer of the Policy for valuable consideration, however, may cause a portion of the death benefit to be taxable. (See "Other Transactions" below.)

   Cash Values. Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.

   Investment in the Policy. Investment in the Policy means:

  . the aggregate amount of any premiums or other consideration paid for a Policy; minus

  . the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract ("MEC"), to the extent such amount has been excluded from gross income, will be disregarded); plus

  . the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.

   Surrender or Lapse. Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total Investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

   If at the time of surrender or lapse, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to IRS reporting requirements. Under certain circumstances involving large amounts of outstanding loans and in insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

   Treatment of Maturity Benefits and Extension of Maturity Date. If the maturity date is extended past the year in which the insured attains age 100, the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age
100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

   Distributions. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.

   Distributions from non-MECs. A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

   Force Outs. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

   Distributions from MEC's. Policies classified as MEC's will be subject to the following tax rules:

  . First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

  . Second, loans taken from or secured by such a Policy and assignments or pledges of any part of its value are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

  . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

     .   is made on or after the date on which the policyowner attains age
         591/2;

     .   is attributable to the policyowner becoming disabled; or

     . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

   Definition of Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," or "MEC" which applies to Policies entered into or materially changed after June 20, 1988.

   In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit." The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").

   The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

   Material Changes. A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.

   Reductions in Face Amount. If there is a reduction in benefits during the first seven Policy Years, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by John Hancock New York to provide a payment schedule that will not violate the seven pay test.

   Exchanges. A life insurance contract received in exchange for a MEC will also be treated as a MEC.

   Processing of Premiums. If a premium which would cause the Policy to become a MEC is received within 23 days of the next Policy Anniversary, we will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. (Any amount that would still be excess premium on the next anniversary will be refunded to the policyowner. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the next anniversary.

   If a premium which would cause the Policy to become a MEC is received more than 23 days prior to the next Policy Anniversary, we will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

   If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status will be credited to the account as of the original date received.

   Multiple Policies. All MEC's that are issued by John Hancock New York (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

   Policy Loan Interest. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

   Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

   The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the sum of such average unborrowed Policy cash values and the average adjusted bases for all other assets of the taxpayer.

   If the policyowner is an individual, and if the taxpayer is a business and is not the policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.

   Interest on Policy Loans After Year 10. During the first 10 Policy years, the rate of interest charged on Policy loans will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%. Interest is credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate charged is equal to the rate of the interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credit interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which we consider to be most likely to result in the transaction being treated as a loan under Federal tax law. We will only increase the loan interest 60 days after filing the change with the Superintendent of Insurance of the State of New York.

   Policy Exchanges. A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy covering the same life insured issued by John Hancock New York or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.

   Other Transactions. A transfer of the Policy, a change in the owner, a change in the life insured, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax advisor. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the life insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.

   Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

Alternative Minimum Tax

   Corporate owners may be subject to Alternative Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

Income Tax Reporting

   In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

  .   the value each year of the life insurance protection provided;

  .   an amount equal to imputed interest on a deemed employer loan;

  .   an amount equal to any employer-paid premiums; or

  . some or all of the amount by which the current value exceeds the employer's interest in the Policy.

Participants should consult with their tax adviser to determine the tax consequences of these arrangements.

                               OTHER INFORMATION

Payment of Proceeds

   As long as the Policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account we may delay payment during any period during which (i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or (iv) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

Reports to Policyowners

   Within 30 days after each Policy Anniversary, John Hancock NY will send the policyowner a statement showing, among other things:

  .   the amount of death benefit;

  . the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

  . the value of the units in each Investment Account to which the Policy Value is allocated;

  .   the Policy Debt and any loan interest charged since the last report;

  . the premiums paid and other Policy transactions made during the period since the last report; and

  .   any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.

Distribution of Policies

   John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer.
JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliates Essex National Securities, Inc. and Signator Investors, Inc.

   Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Charges and Deductions.")

   A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

   Standard Compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 99% of the target premium paid in the first policy year, and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   Additional Compensation and Revenue Sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and is affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

   These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

   Differential Compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Responsibilities Assumed By John Hancock NY, JH Distributors and John Hancock
USA

   The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the Policies, and send all confirmations required to be sent by JH Distributors with respect to the Policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

   John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the Policies.

   The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

Voting Rights

   As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.

   The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

   John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

Substitution of Portfolio Shares

   Although we believe it to be unlikely, it is possible that in the judgment of the management of John Hancock NY, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York Insurance Department may be required.

   John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company,
(iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

   The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of John Hancock NY.

   All records and accounts relating to the Separate Account and the Portfolios will be maintained by us. All financial transactions will be handled by us. All reports required to be made and information required to be given will be provided by us.

State Regulation

   We are subject to the laws of the State of New York governing insurance companies and to the regulation of the New York Insurance Department. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.

Further Information

   A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

   For further information you may also contact John Hancock NY's Home Office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

   The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                            APPENDIX A: DEFINITIONS

   Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard Risk Classification.

   Attained Age: is the age at the policy date issue plus the number of whole years that have elapsed since the Policy Date.

   Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

   Cash Surrender Value: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

   Effective Date: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first Monthly Deduction on the Effective Date.

   Fixed Account: is that part of the Policy Value which reflects the value the policyowner has in our general account.

   Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

   Investment Account: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

   Issue Date: is the date we issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

   Life Insured: is the person whose life is insured under this Policy.

   Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

   Maturity Date: is the Policy Anniversary nearest the life insured's Attained Age 100.

   Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

   Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

   Net Policy Value: is the Policy Value less the value in the Loan Account.

   Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

   No-Lapse Guarantee: when the Policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

   No-Lapse Guarantee Period: is set at issue and will vary by issue age, as set forth in the Policy.

   No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

  .   the face amount of insurance changes.

  . there is a decrease in the Face Amount of insurance due to a partial withdrawal.

  .   a Supplementary Benefit is added, changed or terminated.

  .   the risk classification of the life insured changes.

  . a temporary Additional Rating is added (due to a face amount increase) or terminated.

  .   the Death Benefit Option changes.

   No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

   No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No-Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the applicable monthly No-Lapse Guarantee Premiums due since the Policy Date.

   Policy Date: is the date from which charges for the first monthly deduction are calculated and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

   Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

    (a)is the total amount of loans borrowed as of such date;

    (b)is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

    (c)is any interest charges accrued from the last Policy Anniversary to the current date; and

    (d)is the total amount of loan repayments as of such date.

   Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

   Service Office Mailing Address: is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

   Surrender Charge Period: is the period following the Issue Date of the Policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

   Written Request: is the policyowner's request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.

   The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

   Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following (888) 267-7781. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

                 Home Office:                           Service Office Mailing Address:
John Hancock Life Insurance Company of New York
             100 Summit Lake Drive              John Hancock Life Insurance Company of New York
                 Second Floor                        P.O. Box 633, Niagara Square Station
           Valhalla, New York 10595                      Buffalo, New York 14201-0633

   Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at
(202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

The Registrant's Investment Company and 1933 Act File Numbers are 811-8329 and 333-88972, respectively.

                      Statement of Additional Information

                               dated May 1, 2005

                John Hancock Life Insurance Company of New York
                              Separate Account B

                                      of

                John Hancock Life Insurance Company of New York

                               FLEXIBLE PREMIUM

                        VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing John Hancock Life Insurance Company of New York at the mailing address of the Service Office, P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633 or telephoning (888) 267-7781.

                               TABLE OF CONTENTS

             GENERAL INFORMATION AND HISTORY.................. 2
             SERVICES......................................... 2
                Independent Registered Public Accounting Firm. 2
                Principal Underwriter/Distributor............. 2
             ADDITIONAL INFORMATION ABOUT CHARGES............. 3
                Reduction in Charges.......................... 3
             AUDITED FINANCIAL STATEMENTS..................... F-1


                John Hancock Life Insurance Company of New York
                             100 Summit Lake Drive
                           Valhalla, New York 10595

NYProtector SAI 5/05

                        GENERAL INFORMATION AND HISTORY

   John Hancock Life Insurance Company of New York Separate Account B (the "Separate Account") (formerly, The Manufacturers Life Insurance Company of New York Separate Account B) is a separate investment account of John Hancock Life Insurance Company of New York ("we," "us," the "Company", "John Hancock NY"), a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company ("Manufacturers Life") and its subsidiaries, collectively known as Manulife Financial.

   The Separate Account has been established under New York law as a Separate Account of John Hancock NY. The Separate Account holds assets that are segregated from all of John Hancock NY's other assets. The Variable Account is currently used only to support variable life insurance policies.

   Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                   SERVICES

Independent Registered Public Accounting Firm

   The financial statements of John Hancock Life Insurance Company of New York at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York at December 31, 2004, and for each of the two years in the periods ended December 31, 2004 and 2003, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

   John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor of the policies and the principal underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

   JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

   We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers include our affiliates Essex National Securities, Inc. and Signator Investors, Inc.

   The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2004, 2003 and 2002 was $403,619,081, $293,120,491, and
$275,138,774, respectively. JH Distributors did not retain any of these amounts during such periods.

   Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies

(not including riders) is not expected to exceed 99% of the target premium paid in the first policy year, and 3% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 5% in year 1 and 3% in years 2-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed the foregoing schedules on a present value basis.

   The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

   Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

  . Payments based upon "assets under management." These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

   Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

                     ADDITIONAL INFORMATION ABOUT CHARGES

   A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information . This information is then used to determine the cost of insurance charge.

Reduction in Charges

   The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock New York reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2004 and 2003, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

February 11, 2005

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                               As at December 31
-                                                            ---------------------
                                                                2004       2003
                                                             ---------- ----------
                                                                 ($ thousands)
Assets
Investments:
 Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2004 -- $210,481; 2003 -- $148,170)..... $  211,834 $  153,194
 Investment in unconsolidated affiliate.....................        800        800
 Policy loans...............................................     17,960     11,109
 Short-term investments.....................................    166,497    205,970
                                                             ---------- ----------
 Total Investments..........................................    397,091    371,073
Cash and cash equivalents...................................     35,947     18,994
Accrued investment income...................................      8,895      8,612
Deferred acquisition costs..................................    191,464    132,132
Deferred sales inducements..................................     27,153     23,280
Federal income tax recoverable from affiliates..............        864        418
Other assets................................................      2,373      1,283
Due from reinsurers.........................................     10,122      6,998
Separate account assets.....................................  3,065,926  2,144,890
                                                             ---------- ----------
 Total Assets............................................... $3,739,835 $2,707,680
                                                             ========== ==========

The accompanying notes are an integral part of these financial statements.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                                                     As at December 31
       -                                           ---------------------
                                                      2004       2003
                                                   ---------- ----------
                                                       ($ thousands)
       Liabilities and Shareholder's Equity
       Liabilities:
       Policyholder liabilities and accruals...... $  433,518 $  375,934
       Payable to affiliates......................      8,418      5,091
       Deferred income taxes......................     30,464     15,889
       Other liabilities..........................     17,048     11,089
       Separate account liabilities...............  3,065,926  2,144,890
                                                   ---------- ----------
        Total Liabilities.........................  3,555,374  2,552,893
       Shareholder's Equity:
       Common stock...............................      2,000      2,000
       Additional paid-in capital.................    113,306    113,306
       Retained earnings..........................     68,721     36,931
       Accumulated other comprehensive income.....        434      2,550
                                                   ---------- ----------
        Total Shareholder's Equity................    184,461    154,787
                                                   ---------- ----------
        Total Liabilities and Shareholder's Equity $3,739,835 $2,707,680
                                                   ========== ==========

The accompanying notes are an integral part of these financial statements.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENTS OF INCOME

                                                                          For the Years Ended December 31
                                                                          ------------------------------
                                                                           2004       2003       2002
                                                                           -------    -------   -------
                                                                               ($ thousands)
Revenues:
Fees from separate accounts and policyholder liabilities................. $46,271    $30,440   $24,773
Premiums.................................................................     348        487       251
Net investment income....................................................  48,965     38,973    21,020
Net realized investment gains (losses)...................................   3,015      3,067    (2,151)
                                                                           -------    -------   -------
 Total revenue...........................................................  98,599     72,967    43,893
Benefits and expenses:
Policyholder benefits and claims.........................................  26,299     20,020    15,226
Amortization of deferred acquisition costs and deferred sales inducements   1,062      9,081    12,336
Other insurance expenses.................................................  24,313     15,815    13,725
                                                                           -------    -------   -------
 Total benefits and expenses.............................................  51,674     44,916    41,287
                                                                           -------    -------   -------
Operating income before income taxes and change in accounting principle..  46,925     28,051     2,606
                                                                           -------    -------   -------
Income tax expense.......................................................  15,422      9,024       168
                                                                           -------    -------   -------
Income after income taxes and before change in accounting principle......  31,503     19,027     2,438
Change in accounting principle...........................................     287          0         0
                                                                           -------    -------   -------
Net income............................................................... $31,790    $19,027   $ 2,438
                                                                           =======    =======   =======

The accompanying notes are an integral part of these financial statements.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                        Accumulated
                                   Additional              Other         Total
                            Common  Paid-in   Retained Comprehensive Shareholder's
                            Stock   Capital   Earnings Income (Loss)    Equity
                            ------ ---------- -------- ------------- -------------
                                                ($ thousands)
Balance, January 1, 2002... $2,000  $ 72,706  $15,466     $   353      $ 90,525
Capital Contribution.......     --    40,600       --          --        40,600
Comprehensive income.......     --        --    2,438       2,337         4,775
                            ------  --------  -------     -------      --------
Balance, December 31, 2002. $2,000  $113,306  $17,904     $ 2,690      $135,900
                            ======  ========  =======     =======      ========
Comprehensive income (loss)     --        --   19,027        (140)       18,887
                            ------  --------  -------     -------      --------
Balance, December 31, 2003. $2,000  $113,306  $36,931     $ 2,550      $154,787
                            ======  ========  =======     =======      ========
Comprehensive income (loss)     --        --   31,790      (2,116)       29,674
                            ------  --------  -------     -------      --------
Balance, December 31, 2004. $2,000  $113,306  $68,721     $   434      $184,461
                            ======  ========  =======     =======      ========

The accompanying notes are an integral part of these financial statements.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                  For the Years Ended December 31
                                                                  -------------------------------
                                                                     2004       2003       2002
                                                                  ---------  ---------  ---------
                                                                           ($ thousands)
Operating activities:
 Operating cash inflows:
 Premiums........................................................ $     346  $     664  $     103
 Fee income......................................................    46,271     30,440     24,773
 Net investment income...........................................    53,280     39,044     19,763
                                                                  ---------  ---------  ---------
   Total operating cash inflows..................................    99,897     70,148     44,639
Operating cash outflows:
 Benefit payments................................................    18,798     19,438     14,519
 Insurance expenses and taxes....................................    86,027     63,013     54,151
 Change in other assets and other liabilities....................    (9,358)    (2,342)     3,193
                                                                  ---------  ---------  ---------
   Total operating cash outflows.................................    95,467     80,109     71,863
                                                                  ---------  ---------  ---------
   Net cash provided by (used in) operating activities...........     4,430     (9,961)   (27,224)
Investing activities:
 Fixed-maturity securities sold, matured or repaid...............   111,928     96,962     43,619
 Fixed-maturity securities purchased.............................  (175,841)  (120,016)   (61,288)
 Policy loans advanced, net......................................    (6,851)    (3,783)    (3,106)
 Investment in unconsolidated affiliate..........................        --         --       (600)
 Short-term investments..........................................    39,437    (26,472)   (45,047)
                                                                  ---------  ---------  ---------
   Net cash used in investing activities.........................   (31,327)   (53,309)   (66,422)
Financing activities:
 Net reinsurance consideration...................................    (3,124)       570     (3,414)
 Increase (decrease) in account balances subject to reinsurance..     3,124       (570)     3,414
 Deposits and interest credited to policyholder account balances.   112,541    137,285    188,849
 Net transfers to separate accounts from policyholders funds.....   (24,456)   (18,172)  (114,520)
 Return of policyholder funds....................................   (44,235)   (35,173)   (22,287)
 Capital contribution............................................        --         --     40,600
                                                                  ---------  ---------  ---------
 Net cash provided by financing activities.......................    43,850     83,940     92,642
 Increase (decrease) in cash and cash equivalents during the year    16,953     20,670     (1,004)
                                                                  ---------  ---------  ---------
Cash and cash equivalents at beginning of year...................    18,994     (1,676)      (672)
                                                                  ---------  ---------  ---------
Balance, end of year............................................. $  35,947  $  18,994  $  (1,676)
                                                                  =========  =========  =========

The accompanying notes are an integral part of these financial statements.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                                                                                     For the Years Ended December 31
                                                                                     ----------------------------
                                                                                       2004        2003      2002
                                                                                     --------    --------  --------
                                                                                             ($ thousands)
Reconciliation of net income to net cash provided by (used in) operating activities:
 Net income......................................................................... $ 31,790    $ 19,027  $  2,438
 Adjustments to reconcile net income to net cash provided by (used in) operating activities:
   Change in accounting principle...................................................     (287)         --        --
   Realized (gains) losses and provisions...........................................   (3,015)     (3,067)    2,151
   Due from reinsurers..............................................................   (3,124)        570    (3,414)
   Policyholder liabilities.........................................................   12,227        (238)    1,813
   Deferred acquisition costs capitalization........................................  (55,894)    (41,751)  (40,488)
   Deferred acquisition costs amortization..........................................     (962)      7,876    12,336
   Deferred sales inducements capitalization........................................   (5,958)     (4,890)       --
   Deferred sales inducements amortization..........................................    2,024       1,205        --
   Deferred tax provision...........................................................   15,560       8,467       230
   Change in other assets and other liabilities.....................................    9,358       2,342    (3,193)
   Other, net.......................................................................    2,711         498       903
                                                                                     --------    --------  --------
 Net cash provided by (used in) operating actiivities............................... $  4,430    $ (9,961) $(27,224)
                                                                                     ========    ========  ========

The accompanying notes are an integral part of these financial statements.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

                           (in thousands of dollars)

1. Organization

The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. ManUSA is an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

As a result of the merger between Manulife Financial and John Hancock Financial Services Inc., the Company will change its name to John Hancock Life Insurance Company of New York effective January 1, 2005.

The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT. On October 1, 2002, ManUSA exchanged a 30% ownership interest in MSS for one common share of the Company. The end result is that the Company has a 40% ownership interest in MSS at December 31, 2004 that amounts to $800 and is accounted for using the equity method.

2. Significant Accounting Policies

a) Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with United States generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

2. Significant Accounting Policies -- (continued)


b) Investments

The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at fair value with changes recorded through unrealized gains (losses).

c) Cash Equivalents

The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

d) Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products. Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contract's expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

2. Significant Accounting Policies -- (continued)


e) Policyholder Liabilities and Accruals

For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

f) Separate Accounts

Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at fair value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

g) Revenue Recognition

Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

h) Policyholder Benefits and Claims

Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

i) Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

2. Significant Accounting Policies -- (continued)


j) Cumulative Effect of Accounting Changes

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP03-1). SOP03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP03-1 was effective for the Company's financial statements on January 1, 2004.

These financial statements reflect adoption of SOP03-1 as of January 1, 2004 and resulted in the following adjustments:

            Assets
             Increase in deferred acquisition costs......... $1,948
            Liabilities
             Increase in policyholder liabilities & accruals  1,507
             Increase in deferred income taxes..............    154
                                                             ------
            Net Income...................................... $  287
                                                             ======

k) Reclassifications

Certain 2003 balances have been reclassified to conform to the 2004 presentation.

3. Investments and Investment Income

a) Fixed-Maturity Securities

At December 31, 2004 and 2003, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                       Gross         Gross
                                     Amortized      Unrealized    Unrealized         Fair
                                       Cost            Gains        Losses           Value
                                 ----------------- ------------- ------------  -----------------
                                   2004     2003    2004   2003   2004   2003    2004     2003
                                 -------- -------- ------ ------ -----  -----  -------- --------
                                                          ($ thousands)
As at December 31
U.S. government................. $ 64,069 $ 21,688 $1,201 $  653 $(419) $(202) $ 64,851 $ 22,139
Corporate securities............  135,024  110,931    923  4,566  (430)  (217)  135,517  115,280
Mortgage-backed securities......       --    1,523     --     46    --     --        --    1,569
Foreign governments.............   11,388   14,028     95    182   (17)    (4)   11,466   14,206
                                 -------- -------- ------ ------ -----  -----  -------- --------
 Total fixed-maturity securities $210,481 $148,170 $2,219 $5,447 $(866) $(423) $211,834 $153,194
                                 ======== ======== ====== ====== =====  =====  ======== ========

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

3. Investments and Investment Income -- (continued)


Proceeds from sales of fixed-maturity securities during 2004 were $58,924 (2003 $67,912; 2002 $20,469). Gross gains of $3,380 and gross losses of $365 were realized on those sales (gross gains and losses were $3,470 and $452 for 2003 and $483 and $202 for 2002, respectively).

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances include
(1) the length of time the fair value has been below cost; (2) the financial position of the issuer; (3) the Company's ability and intent to hold the security to maturity or until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and market value would be charged to operations.

At December 31, 2004, there are 50 fixed maturity securities that have a gross unrealized loss of $866. These securities have a fair value of $138,314 at December 31, 2004. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $85 on six securities with a fair value of $10,004 at December 31, 2004. The Company has the ability and intent to hold these debt securities until they recover or mature. The contractual maturities of fixed-maturity securities at December 31, 2004 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Also, corporate requirements and investment strategies may result in the sale of investments before maturity.

                                               Amortized  Fair
                                                 Cost     Value
                                               --------- --------
                                                 ($ thousands)
              Fixed-maturity securities
              One year or less................ $102,849  $102,671
              Greater than 1; up to 5 years...   72,620    73,245
              Greater than 5; up to 10 years..   20,351    20,632
              Due after 10 years..............   14,661    15,286
                                               --------  --------
               Total fixed-maturity securities $210,481  $211,834
                                               ========  ========

Fixed-maturity securities with a fair value of $479 and $462 at December 31, 2004 and 2003, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

b) Investment Income

Income by type of investment was as follows:

                                        For the Years Ended December 31
                                        ------------------------------
                                          2004       2003       2002
                                         -------    -------   -------
                                              ($ thousands)
              Fixed-maturity securities $ 5,594    $ 6,100    $ 5,863
              Other invested assets....  40,759     30,124     11,493
              Short-term investments...   2,953      3,046      3,860
                                         -------    -------   -------
              Gross investment income..  49,306     39,270     21,216
                                         -------    -------   -------
              Investment expenses......    (341)      (297)      (196)
                                         -------    -------   -------
               Net investment income... $48,965    $38,973    $21,020
                                         =======    =======   =======

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

3. Investments and Investment Income -- (continued)


The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $39,907, $29,471, and $11,102 for the years ended December 31, 2004, 2003, and 2002, respectively.

4. Comprehensive Income

Total comprehensive income was as follows:

                                                                                For the Years Ended December 31
                                                                                ------------------------------
                                                                                  2004       2003       2002
                                                                                 -------    -------   -------
                                                                                      ($ thousands)
Net income..................................................................... $31,790    $19,027    $ 2,438
Other comprehensive income, net of tax:
 Unrealized holding gains (losses) arising during the year.....................  (1,240)     1,854        939
 Less:
 Reclassification adjustment for realized (losses) gains included in net income     876      1,994     (1,398)
                                                                                 -------    -------   -------
Other comprehensive income (loss)..............................................  (2,116)      (140)     2,337
                                                                                 -------    -------   -------
Comprehensive income........................................................... $29,674    $18,887    $ 4,775
                                                                                 =======    =======   =======

Other comprehensive income is reported net of income tax (benefit) expense of $(1,139), $(75) and $1,259 for 2004, 2003 and 2002, respectively.

5. Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

The components of the change in DAC were as follows:


                                                                For the Years Ended
                                                                   December 31
                                                                -----------------
                                                                  2004      2003
                                                                --------  --------
                                                                  ($ thousands)
Balance at January 1........................................... $132,132  $ 96,042
Change in accounting principle.................................    1,948        --
Capitalization.................................................   55,894    41,751
Amortization...................................................      962    (7,876)
Effect of net unrealized gains on securities available-for-sale      528     2,215
                                                                --------  --------
Balance at December 31......................................... $191,464  $132,132
                                                                ========  ========

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

5. Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI") -- (continued)


The components of the change in DSI were as follows:

                                                                For the Years Ended
                                                                   December 31
                                                                ------------------
                                                                  2004      2003
                                                                -------   -------
                                                                  ($ thousands)
Balance at January 1........................................... $23,280   $19,121
Capitalization.................................................   5,958     4,890
Amortization...................................................  (2,024)   (1,205)
Effect of net unrealized gains on securities available-for-sale     (61)      474
                                                                -------   -------
Balance at December 31......................................... $27,153   $23,280
                                                                =======   =======

6. Income Taxes

The components of income tax expense (benefit) were as follows:

                                          For the Years Ended December 31
                                          ------------------------------
                                             2004       2003      2002
                                           -------    ------    ------
                                              ($ thousands)
                Current expense (benefit) $  (138)    $  220     $(62)
                Deferred expense.........  15,560      8,804      230
                                           -------     ------    ----
                Total Expense............ $15,422     $9,024     $168
                                           =======     ======    ====

Total expenses differ from the statutory rate due principally to the dividends received deduction. The tax benefit resulting from the dividends received deduction was $1,019, $800, and $759 for the years ended December 31, 2004, 2003 and 2002, respectively.

Components of the Company's net deferred tax liability were as follows:

                                                        As at December 31
                                                       ------------------
                                                         2004      2003
                                                       --------  --------
                                                          ($ thousands)
     Deferred tax assets:
     Reserves......................................... $ 13,920  $  7,236
     Net operating loss carryforwards.................    5,172    13,741
     Investments......................................       --       881
                                                       --------  --------
      Deferred tax assets.............................   19,092    21,858
                                                       --------  --------
     Deferred tax liabilities:
     Deferred acquisition costs.......................  (46,134)  (32,514)
     Unrealized gains on securities available-for-sale     (364)   (1,373)
     Other............................................   (3,058)   (3,860)
                                                       --------  --------
      Deferred tax liabilities........................  (49,556)  (37,747)
                                                       --------  --------
      Net deferred tax liability...................... $(30,464) $(15,889)
                                                       ========  ========

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

6. Income Taxes -- (continued)


The Company will file a separate federal and State of New York income tax return. Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

The Company paid an installment of $308 for 2004 and $153 for 2003. For 2002, the Company received a refund of $1,009.

At December 31, 2004, the Company has operating loss carryforwards of $14,778 that begin to expire in 2017. The Company believes that it will realize the full benefit of its deferred tax assets.

7. Shareholder's Equity

The Company has one class of common stock:

                                                     As at December 31
                                                     -----------------
                                                      2004     2003
                                                      ------   ------
                                                     ($ thousands)
              Authorized:
               3,000,000 Common shares, par value $1     --       --
              Issued and outstanding:
               2,000,001 Common shares.............. $2,000   $2,000

By a certificate of amendment dated September 19, 2002 and approved by the New York Superintendent of Insurance on September 23, 2002, the Company amended its charter to increase the number of authorized shares of capital stock from 2 million at one dollar par value to 3 million at one dollar par value.

On July 31, 2002 and by resolution of the Executive Committee of ManUSA's Board of Directors dated July 25, 2002, ManUSA contributed $40,000 in capital to the Company

The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2004 was $50,980 (2003, $52,155). The aggregate statutory net income of the Company for the year ended 2004 was $20,629 (2003, $2,401; net loss for 2002, $25,919, respectively). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8. Reinsurance

At December 31, 2004, the Company had treaties with nineteen reinsurers, seventeen unaffiliated and two affiliated. The per policy life risk retained by the Company is 10% of a policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. In 2004, there were three recoveries under these agreements totaling a recovery of $4,768 on $4,850 of death claims; of which a recovery of $200 on a $3,000 death claim related to an affiliated reinsurer.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

8. Reinsurance -- (continued)


At December 31, 2004, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $3,492 and $1,541 in reinsurance premiums for the years ended December 31, 2004 and 2003, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

9. Related Party Transactions

The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2004, 2003, and 2002, the Company was billed administrative and investment service expenses of $23,450, $21,860 and $18,380, respectively, from the MLI group of affiliated companies. At December 31, 2004 and 2003, the Company had a net liability to the MLI group of affiliated companies of $7,301 and $4,246 respectively, for services provided.

Effective January 1, 2002, Manulife Financial Services, LLC, a wholly owned subsidiary of ManUSA, became the exclusive distributor of all contracts issued by the Company. Prior to 2002, MSS was the exclusive distributor. For the years ended December 31, 2004, 2003, and 2002, the Company was billed underwriting commissions of $53,748, $38,351 and $27,615 respectively. The Company had a net liability for services provided of $1,117 and $845 at December 31, 2004 and 2003, respectively. In addition, the Company had a receivable from MSS relating to distributions of $3,677 and $2,940, which was included in accrued investment income at December 31, 2004 and 2003, respectively.

10. Employee Benefits

a) Retirement Plan

The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's parent ManUSA. Effective January 1, 2002, Manulife Wood Logan employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

10. Employee Benefits -- (continued)


Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity yields plus 0.25%, but no less than 5.25% per year.

Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

At December 31, 2004, the projected and accumulated benefit obligation to the participants of the Plan was $78,272 (2003, $76,403), and $69,166 (2003,
$67,247), respectively, which was based on an assumed interest rate of 5.75% (2003, 6.00%). The fair value of the Plan assets totaled $73,990 (2003, $70,643).

b) 401(k) Plan

The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

c) Postretirement Benefit Plan

In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor ManUSA. This plan is unfunded.

Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

11. Fair Value of Financial Instruments


The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                              2004                  2003
                                      --------------------- ---------------------
                                       Carrying    Fair      Carrying    Fair
                                        Value      Value      Value      Value
                                      ---------- ---------- ---------- ----------
Assets:
Fixed-maturity securities............ $  211,834 $  211,834 $  153,194 $  153,194
Policy loans.........................     17,960     17,960     11,109     11,109
Short-term investments...............    166,497    166,497    205,970    205,970
Cash.................................     35,947     35,947     18,994     18,994
Separate account assets..............  3,065,926  3,065,926  2,144,890  2,144,890
Liabilities:
Policyholder liabilities and accruals $  433,518    409,386 $  375,934 $  357,787
Separate account liabilities.........  3,065,926  3,065,926  2,144,890  2,144,890

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

Fixed-Maturity Securities: Fair values for fixed-maturity securities were obtained from an independent pricing service.

Policy Loans: Carrying values approximate fair values.

Short-Term Investments and Cash: Carrying values approximate fair values.

Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the net cash surrender value or the cost the Company would incur to extinguish the liability.

12. Leases

The Company leases office space under various operating lease agreements, which will expire in August of 2005. For the years ended December 31, 2004, 2003 and 2002, the Company incurred rent expense of $160, $244 and $282, respectively.

The minimum lease payments associated with the office space under the operating lease agreements are as follows:

                                       Minimum Lease
                            Year ended   Payments
                            ---------- -------------
                              2005....      $95
                                            ---
                              Total...      $95
                                            ===

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

13. Capital Maintenance Agreement


Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14. Contingencies

The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

15. Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

During 2004 and 2003, there were losses on transfers of assets from the general account to the separate accounts of $0.2 million. The assets supporting the variable portion of the variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's Statements of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's Statements of Income.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, or
(b) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Business issued after December 31, 2002 has a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship.

Variable annuity policyholders can also elect guarantees that provide either a minimum benefit payable in the event of death or annuitization or a minimum partial withdrawal amount during the accumulation period.

Reinsurance has been utilized to mitigate risk related to guaranteed minimum death benefits and guaranteed minimum income benefits.

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. The tables below show the net amount at risk both gross and net of reinsurance for the following variable contracts with guarantees at December 31, 2004 and 2003 (all dollar amounts are in units of $1 million).

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

15. Certain Separate Accounts -- (continued)



                                                                     December 31, December 31,
                                                                         2004         2003
                                                                     ------------ ------------
Return of net deposits
 Account value......................................................   $  232.7     $  124.5
 Net amount at risk -- gross........................................        2.0          1.5
 Net amount at risk -- net..........................................        0.6          0.5
Highest anniversary account value minus withdrawals post-anniversary
 Account value......................................................   $2,196.7     $1,698.1
 Net amount at risk -- gross........................................      164.4        219.2
 Net amount at risk -- net..........................................       49.2         65.7
Guaranteed Minimum Income Benefit
 Account value......................................................   $  696.7     $  408.9
 Net amount at risk -- gross........................................        1.0          0.3
 Net amount at risk -- net..........................................        0.0          0.0
Guaranteed Minimum Withdrawal Benefit
 Account value......................................................   $  224.1     $    0.0
 Net amount at risk -- gross........................................        0.0          0.0
 Net amount at risk -- net..........................................        0.0          0.0

For purposes of modeling risk, account balances of variable contracts with guarantees have been allocated to Separate Account mutual funds with the following characteristics (in units of $1 million), as of December 31, 2004 and December 31, 2003, respectively:

                                                                 December 31, December 31,
Asset Class          Index                                           2004         2003
-----------          -----                                       ------------ ------------
Large Cap Equity     S&P 500                                       $  750.8     $  550.0
High Quality Bond    Ibbottson US Intermediate Term Gov't Bond        271.8        263.2
High Yield Bond      Ibbottson Domestic High Yield Bond                62.0         62.9
Balanced             60% Large Cap Equity, 40% High Quality Bond      663.3        351.9
Small Cap Equity     Ibbottson US Small Cap Stock                     244.7        191.4
International Equity MSCI EAFE                                         71.0         50.6
Global Equity        MSCI World                                        35.0         29.1
Real Estate          NAREIT                                            23.7         15.0
                                                                   --------     --------
                     Total                                         $2,122.3     $1,514.1
                                                                   ========     ========

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                               December 31, 2004

                           (In thousands of dollars)

15. Certain Separate Accounts -- (continued)


The following table summarizes the gross reserves and ceded assets for guarantees on variable contracts reflected in the general account (in units of $1 million), as of December 31, 2004:

                                                 Guaranteed Guaranteed
                                    Guaranteed    Minimum    Minimum
                                      Minimum      Income   Withdrawal
                                   Death Benefit  Benefit    Benefit
                                      (GMDB)       (GMIB)     (GMWB)   Totals
                                   ------------- ---------- ---------- ------
  Balance at January 1, 2004......     $ 2.6        $0.2       N/A     $ 2.8
  Incurred guarantee benefits.....       2.0         0.0       N/A       2.0
  Other reserve changes...........       5.6         1.3       N/A       6.9
                                       -----        ----               -----
  Balance at December 31, 2004....       6.2         1.5       N/A       7.7
  Reinsurance recoverable.........      (3.8)        0.0       N/A      (3.8)
                                       -----        ----               -----
  Net balance at December 31, 2004     $ 2.4        $1.5       N/A     $ 3.9
                                       =====        ====               =====

The gross reserve and ceded asset for GMDB and the gross reserve for GMIB are determined using SOP 03-1. The gross reserve for GMWB and the ceded asset for GMIB are determined according to FAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts:

  . Data used included 1,000 stochastically generated investment performance scenarios. For FAS 133 purposes, risk neutral scenarios have been used

  . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

  .   Annuity mortality was assumed to be 90% of the Annuity 2000 table.

  . Annuity lapse rates vary by contract type and duration and range from 1 percent to 45 percent.

  .   Partial withdrawal rates are approximately 4% per year.

  . The discount rate is 7.0% in the SOP 03-1 calculations and 4.8% for FAS 133 calculations.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B (comprising of the 500 Index Trust, Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income & Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Trust, Global Allocation Trust, Global Bond Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Equity Index Fund, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Strategic Value Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust and Value Trust sub-accounts) of The Manufacturers Life Insurance Company of New York as of December 31, 2004, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2004, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ ERNST & YOUNG LLP

March 18, 2005

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                STATEMENT OF ASSETS AND CONTRACT OWNERS' EQUITY

                               December 31, 2004

Assets
Investments at fair value:
 Sub-accounts invested in Manufacturers Investment Trust Portfolios:
   500 Index Trust -- 62,617 shares (cost $568,899)..................... $  658,730
   Aggressive Growth Trust -- 3,812 shares (cost $45,557)...............     55,312
   All Cap Core Trust -- 8,814 shares (cost $111,482)...................    140,054
   All Cap Growth Trust -- 5,796 shares (cost $75,220)..................     88,974
   All Cap Value Trust -- 7,765 shares (cost $72,560)...................    112,900
   American Blue Chip Income & Growth Trust -- 392 shares (cost $6,211).      6,621
   American Growth Trust -- 789 shares (cost $12,136)...................     13,637
   American Growth-Income Trust -- 13,434 shares (cost $216,199)........    228,373
   American International Trust -- 971 shares (cost $16,131)............     18,804
   Balanced Trust.......................................................         --
   Blue Chip Growth Trust -- 33,800 shares (cost $483,707)..............    569,861
   Capital Appreciation Trust -- 1,426 shares (cost $10,530)............     12,533
   Diversified Bond Trust -- 24,340 shares (cost $264,158)..............    262,869
   Dynamic Growth Trust -- 15,387 shares (cost $60,335).................     74,472
   Emerging Growth Trust -- 204 shares (cost $2,975)....................      3,358
   Emerging Small Company Trust -- 1,664 shares (cost $39,278)..........     47,846
   Equity-Income Trust -- 25,833 shares (cost $368,850).................    440,193
   Equity Index Trust -- 1,001 shares (cost $13,629)....................     14,850
   Financial Services Trust -- 6,578 shares (cost $78,479)..............     92,098
   Fundamental Value Trust -- 11,633 shares (cost $137,478).............    164,493
   Global Trust -- 7,697 shares (cost $88,719)..........................    113,832
   Global Allocation Trust -- 3,679 shares (cost $32,267)...............     39,805
   Global Bond Trust -- 9,398 shares (cost $138,697)....................    152,809
   Growth & Income Trust -- 22,898 shares (cost $430,720)...............    528,253
   Health Sciences Trust -- 7,256 shares (cost $90,222).................    112,026
   High Yield Trust -- 16,990 shares (cost $159,558)....................    178,566
   Income & Value Trust -- 13,730 shares (cost $135,870)................    150,894
   International Index Trust............................................         --
   International Small Cap Trust -- 2,867 shares (cost $35,681).........     50,538
   International Stock Trust -- 5,492 shares (cost $49,505).............     61,015
   International Value Trust -- 10,390 shares (cost $129,017)...........    153,774
   Investment Quality Bond Trust -- 26,479 shares (cost $326,733).......    328,600
   Large Cap Growth Trust -- 18,122 shares (cost $158,828)..............    182,491
   Large Cap Value Trust -- 4,418 shares (cost $70,325).................     83,020
   Lifestyle Aggressive 1000 Trust -- 3,824 shares (cost $41,165).......     48,150
   Lifestyle Balanced 640 Trust -- 261,364 shares (cost $3,263,274).....  3,604,203
   Lifestyle Conservative 280 Trust -- 17,358 shares (cost $228,645)....    246,488
   Lifestyle Growth 820 Trust -- 27,789 shares (cost $325,576)..........    372,374
   Lifestyle Moderate 460 Trust -- 37,169 shares (cost $498,357)........    512,934

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

Assets
Investments at fair value:
 Sub-accounts invested in Manufacturers Investment Trust Portfolios:
   Mid Cap Core Trust -- 530 shares (cost $8,282).............................. $     9,194
   Mid Cap Index Trust -- 7,579 shares (cost $97,728)..........................     127,175
   Mid Cap Stock Trust -- 12,772 shares (cost $140,268)........................     180,462
   Mid Cap Value Trust -- 9,858 shares (cost $135,434).........................     178,816
   Money Market Trust -- 223,113 shares (cost $2,231,134)......................   2,231,134
   Natural Resources Trust -- 573 shares (cost $10,433)........................      12,594
   Overseas Trust -- 6,009 shares (cost $52,595)...............................      64,054
   Pacific Rim Trust -- 1,029 shares (cost $6,690).............................       9,774
   Quantitative All Cap Trust -- 3 shares (cost $40)...........................          42
   Quantitative Equity Trust...................................................          --
   Quantitative Mid Cap Trust -- 1,498 shares (cost $16,254)...................      19,350
   Real Estate Securities Trust -- 9,900 shares (cost $170,661)................     265,430
   Real Return Bond Trust -- 486 shares (cost $6,361)..........................       6,804
   Science & Technology Trust -- 18,096 shares (cost $179,964).................     208,647
   Small Cap Index Trust -- 8,617 shares (cost $94,899)........................     129,001
   Small Cap Opportunities Trust -- 118 shares (cost $2,219)...................       2,557
   Small Company Trust.........................................................          --
   Small Company Blend Trust -- 4,352 shares (cost $44,076)....................      53,182
   Small Company Value Trust -- 19,580 shares (cost $304,981)..................     414,315
   Special Value Trust -- 362 shares (cost $5,778).............................       6,767
   Strategic Bond Trust -- 15,569 shares (cost $177,154).......................     187,609
   Strategic Growth Trust -- 3,424 shares (cost $32,466).......................      36,710
   Strategic Opportunities Trust -- 18,012 shares (cost $164,574)..............     196,867
   Strategic Value Trust -- 1,056 shares (cost $9,547).........................      12,448
   Total Return Trust -- 19,105 shares (cost $268,690).........................     270,713
   Total Stock Market Index Trust -- 13,202 shares (cost $121,449).............     146,010
   U.S. Government Securities Trust -- 29,162 shares (cost $405,268)...........     406,225
   U.S. Large Cap Trust -- 19,650 shares (cost $233,309).......................     275,100
   Utilities Trust -- 1,067 shares (cost $9,563)...............................      12,883
   Value Trust -- 12,293 shares (cost $186,253)................................     240,568

 Sub-accounts invested in John Hancock Variable Series I Trust (VST) Portfolio:
   International Equity Index Fund -- 2,204 shares (cost $31,003)..............      35,999
                                                                                -----------
Total assets................................................................... $15,666,180
                                                                                ===========

Contract Owners' Equity
Variable universal life insurance contracts.................................... $15,666,180
                                                                                ===========

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

        STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY

                                                                              Sub-Account
                                                              --------------------------------------------
                                                                 500 Index Trust    Aggressive Growth Trust
                                                              --------------------  ----------------------
                                                              Year Ended Year Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04  Dec. 31/03
                                                              ---------- ---------- ----------  ----------
Income:
 Net investment income during the year.......................  $  4,165   $  1,510   $     --    $     --
 Net realized gain (loss) during the year....................       564     (5,075)   (24,841)    (11,451)
 Unrealized appreciation (depreciation) during the year......    48,849     61,751     32,957      38,757
                                                               --------   --------   --------    --------
Net increase (decrease) in assets from operations............    53,578     58,186      8,116      27,306
                                                               --------   --------   --------    --------
Changes from principal transactions:
 Transfer of net premiums....................................   168,959    129,166     11,294      16,523
 Transfer on terminations....................................   (57,140)   (32,844)   (66,559)    (15,593)
 Transfer on policy loans....................................   (20,627)        --     (7,685)     (2,124)
 Net interfund transfers.....................................   176,135     50,039        864         873
                                                               --------   --------   --------    --------
Net increase (decrease) in assets from principal transactions   267,327    146,361    (62,086)       (321)
                                                               --------   --------   --------    --------
Total increase (decrease) in assets..........................   320,905    204,547    (53,970)     26,985
Assets beginning of year.....................................   337,825    133,278    109,282      82,297
                                                               --------   --------   --------    --------
Assets end of year...........................................  $658,730   $337,825   $ 55,312    $109,282
                                                               ========   ========   ========    ========

                                                                              Sub-Account
                                                              ------------------------------------------
                                                               All Cap Core Trust   All Cap Growth Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $    558   $     --   $     --   $     --
 Net realized gain (loss) during the year....................      (317)    (9,374)      (189)    (7,644)
 Unrealized appreciation (depreciation) during the year......    21,269     46,012      6,745     29,841
                                                               --------   --------   --------   --------
Net increase (decrease) in assets from operations............    21,510     36,638      6,556     22,197
                                                               --------   --------   --------   --------
Changes from principal transactions:
 Transfer of net premiums....................................    18,914     16,426     26,737     24,343
 Transfer on terminations....................................   (60,733)   (16,764)   (26,588)   (12,870)
 Transfer on policy loans....................................   (14,258)    (2,093)        --         --
 Net interfund transfers.....................................     7,955     23,903    (24,004)     2,902
                                                               --------   --------   --------   --------
Net increase (decrease) in assets from principal transactions   (48,122)    21,472    (23,855)    14,375
                                                               --------   --------   --------   --------
Total increase (decrease) in assets..........................   (26,612)    58,110    (17,299)    36,572
Assets beginning of year.....................................   166,666    108,556    106,273     69,701
                                                               --------   --------   --------   --------
Assets end of year...........................................  $140,054   $166,666   $ 88,974   $106,273
                                                               ========   ========   ========   ========

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                                                     American Blue Chip
                                                               All Cap Value Trust  Income & Growth Trust
                                                              --------------------  ---------------------
                                                              Year Ended Year Ended      Year Ended
                                                              Dec. 31/04 Dec. 31/03     Dec. 31/04++
                                                              ---------- ---------- ---------------------
Income:
 Net investment income during the year....................... $     965   $    200         $   --
 Net realized gain (loss) during the year....................    30,572     (1,581)             2
 Unrealized appreciation (depreciation) during the year......     2,396     85,884            411
                                                              ---------   --------         ------
Net increase (decrease) in assets from operations............    33,933     84,503            413
                                                              ---------   --------         ------
Changes from principal transactions:
 Transfer of net premiums....................................     3,977      3,700          2,209
 Transfer on terminations....................................  (212,308)   (29,029)          (821)
 Transfer on policy loans....................................        --         --             --
 Net interfund transfers.....................................        57      2,596          4,820
                                                              ---------   --------         ------
Net increase (decrease) in assets from principal transactions  (208,274)   (22,733)         6,208
                                                              ---------   --------         ------
Total increase (decrease) in assets..........................  (174,341)    61,770          6,621
Assets beginning of year.....................................   287,241    225,471             --
                                                              ---------   --------         ------
Assets end of year........................................... $ 112,900   $287,241         $6,621
                                                              =========   ========         ======

                                                                                Sub-Account
                                                              ----------------------------------------------
                                                                     American                American
                                                                   Growth Trust         Growth-Income Trust
                                                              ----------------------  ----------------------
                                                              Year Ended Period Ended Year Ended Period Ended
                                                              Dec. 31/04 Dec. 31/03+  Dec. 31/04 Dec. 31/03+
                                                              ---------- ------------ ---------- ------------
Income:
 Net investment income during the year.......................  $     2      $   --     $  1,193     $   --
 Net realized gain (loss) during the year....................      114          --          560          4
 Unrealized appreciation (depreciation) during the year......    1,277         224       11,756        418
                                                               -------      ------     --------     ------
Net increase (decrease) in assets from operations............    1,393         224       13,509        422
                                                               -------      ------     --------     ------
Changes from principal transactions:
 Transfer of net premiums....................................    2,518          --        5,124         --
 Transfer on terminations....................................   (2,253)       (208)      (7,437)      (274)
 Transfer on policy loans....................................       --          --           --         --
 Net interfund transfers.....................................    7,037       4,926      210,537      6,492
                                                               -------      ------     --------     ------
Net increase (decrease) in assets from principal transactions    7,302       4,718      208,224      6,218
                                                               -------      ------     --------     ------
Total increase (decrease) in assets..........................    8,695       4,942      221,733      6,640
Assets beginning of year.....................................    4,942          --        6,640         --
                                                               -------      ------     --------     ------
Assets end of year...........................................  $13,637      $4,942     $228,373     $6,640
                                                               =======      ======     ========     ======

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.
++ Fund available in prior year but no activity.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                               Sub-Account
                                                              ---------------------------------------------
                                                                     American
                                                                International Trust       Balanced Trust
                                                              ----------------------  ---------------------
                                                              Year Ended Period Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03+  Dec. 31/04x Dec. 31/03
                                                              ---------- ------------ ----------- ----------
Income:
 Net investment income during the year.......................  $    63      $   --     $    907    $   425
 Net realized gain (loss) during the year....................      209          17        1,641     (1,016)
 Unrealized appreciation (depreciation) during the year......    2,335         339       (2,763)     3,991
                                                               -------      ------     --------    -------
Net increase (decrease) in assets from operations............    2,607         356         (215)     3,400
                                                               -------      ------     --------    -------
Changes from principal transactions:
 Transfer of net premiums....................................    2,546         927          788     11,789
 Transfer on terminations....................................     (912)       (112)      (1,347)    (2,878)
 Transfer on policy loans....................................       --          --           --         --
 Net interfund transfers.....................................   12,004       1,388      (32,695)     8,029
                                                               -------      ------     --------    -------
Net increase (decrease) in assets from principal transactions   13,638       2,203      (33,254)    16,940
                                                               -------      ------     --------    -------
Total increase (decrease) in assets..........................   16,245       2,559      (33,469)    20,340
Assets beginning of year.....................................    2,559          --       33,469     13,129
                                                               -------      ------     --------    -------
Assets end of year...........................................  $18,804      $2,559     $     --    $33,469
                                                               =======      ======     ========    =======

                                                                              Sub-Account
                                                              ------------------------------------------
                                                                Blue Chip Growth    Capital Appreciation
                                                                      Trust                 Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $    511   $    109   $    --     $   --
 Net realized gain (loss) during the year....................      (341)    (5,578)       81         14
 Unrealized appreciation (depreciation) during the year......    46,535     84,091     1,138      1,102
                                                               --------   --------   -------     ------
Net increase (decrease) in assets from operations............    46,705     78,622     1,219      1,116
                                                               --------   --------   -------     ------
Changes from principal transactions:
 Transfer of net premiums....................................   129,976     86,306     5,959      1,851
 Transfer on terminations....................................   (36,762)   (46,079)     (800)      (358)
 Transfer on policy loans....................................       (24)    (2,338)       --         --
 Net interfund transfers.....................................     8,525     83,398       148        896
                                                               --------   --------   -------     ------
Net increase (decrease) in assets from principal transactions   101,715    121,287     5,307      2,389
                                                               --------   --------   -------     ------
Total increase (decrease) in assets..........................   148,420    199,909     6,526      3,505
Assets beginning of year.....................................   421,441    221,532     6,007      2,502
                                                               --------   --------   -------     ------
Assets end of year...........................................  $569,861   $421,441   $12,533     $6,007
                                                               ========   ========   =======     ======

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.
x Terminated as an investment option and funds transferred to Income & Value Trust on May 2, 2004.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                                Diversified Bond       Dynamic Growth
                                                                      Trust                 Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year....................... $  12,880   $ 11,723  $      --   $     --
 Net realized gain (loss) during the year....................     8,189      6,018     44,155     (6,071)
 Unrealized appreciation (depreciation) during the year......    (9,856)    (6,342)   (31,160)    57,620
                                                              ---------   --------  ---------   --------
Net increase (decrease) in assets from operations............    11,213     11,399     12,995     51,549
                                                              ---------   --------  ---------   --------
Changes from principal transactions:
 Transfer of net premiums....................................    35,601     37,384     15,123     18,428
 Transfer on terminations....................................  (124,363)   (39,023)  (196,709)   (12,087)
 Transfer on policy loans....................................        --         --     (7,219)    (1,644)
 Net interfund transfers.....................................    45,391     50,555      1,750    154,067
                                                              ---------   --------  ---------   --------
Net increase (decrease) in assets from principal transactions   (43,371)    48,916   (187,055)   158,764
                                                              ---------   --------  ---------   --------
Total increase (decrease) in assets..........................   (32,158)    60,315   (174,060)   210,313
Assets beginning of year.....................................   295,027    234,712    248,532     38,219
                                                              ---------   --------  ---------   --------
Assets end of year........................................... $ 262,869   $295,027  $  74,472   $248,532
                                                              =========   ========  =========   ========

                                                                               Sub-Account
                                                              --------------------------------------------
                                                                  Emerging Growth     Emerging Small Company
                                                                       Trust                  Trust
                                                              ----------------------  --------------------
                                                              Year Ended Period Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03^  Dec. 31/04  Dec. 31/03
                                                              ---------- ------------ ----------  ----------
Income:
 Net investment income during the year.......................   $   11       $ 19      $     --    $    --
 Net realized gain (loss) during the year....................       (9)        --       (10,087)    (7,585)
 Unrealized appreciation (depreciation) during the year......      388         (5)       16,690     24,954
                                                                ------       ----      --------    -------
Net increase (decrease) in assets from operations............      390         14         6,603     17,369
                                                                ------       ----      --------    -------
Changes from principal transactions:
 Transfer of net premiums....................................    2,659        442         9,737      9,706
 Transfer on terminations....................................     (201)       (16)      (34,283)    (8,103)
 Transfer on policy loans....................................       --         --        (5,363)        --
 Net interfund transfers.....................................        3         67         6,091      2,768
                                                                ------       ----      --------    -------
Net increase (decrease) in assets from principal transactions    2,461        493       (23,818)     4,371
                                                                ------       ----      --------    -------
Total increase (decrease) in assets..........................    2,851        507       (17,215)    21,740
Assets beginning of year.....................................      507         --        65,061     43,321
                                                                ------       ----      --------    -------
Assets end of year...........................................   $3,358       $507      $ 47,846    $65,061
                                                                ======       ====      ========    =======

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                               Equity-Income Trust   Equity Index Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year....................... $   8,509   $  8,811   $   115    $   126
 Net realized gain (loss) during the year....................    31,127    (40,504)     (180)      (917)
 Unrealized appreciation (depreciation) during the year......    17,339     90,916     1,366      2,989
                                                              ---------   --------   -------    -------
Net increase (decrease) in assets from operations............    56,975     59,223     1,301      2,198
                                                              ---------   --------   -------    -------
Changes from principal transactions:
 Transfer of net premiums....................................    80,098     47,469     5,468        600
 Transfer on terminations....................................  (132,722)   (35,831)   (1,595)    (1,892)
 Transfer on policy loans....................................        --         --        --         --
 Net interfund transfers.....................................   142,820    (16,363)       --         --
                                                              ---------   --------   -------    -------
Net increase (decrease) in assets from principal transactions    90,196     (4,725)    3,873     (1,292)
                                                              ---------   --------   -------    -------
Total increase (decrease) in assets..........................   147,171     54,498     5,174        906
Assets beginning of year.....................................   293,022    238,524     9,676      8,770
                                                              ---------   --------   -------    -------
Assets end of year........................................... $ 440,193   $293,022   $14,850    $ 9,676
                                                              =========   ========   =======    =======

                                                                              Sub-Account
                                                              ---------------------------------------------
                                                                                            Fundamental
                                                              Financial Services Trust      Value Trust
                                                              -----------------------  --------------------
                                                              Year Ended   Year Ended  Year Ended Year Ended
                                                              Dec. 31/04   Dec. 31/03  Dec. 31/04 Dec. 31/03
                                                              ----------   ----------  ---------- ----------
Income:
 Net investment income during the year.......................  $   279      $    13     $    664   $    131
 Net realized gain (loss) during the year....................    1,379          (49)       2,637        (93)
 Unrealized appreciation (depreciation) during the year......    6,497        7,581       13,384     18,975
                                                               -------      -------     --------   --------
Net increase (decrease) in assets from operations............    8,155        7,545       16,685     19,013
                                                               -------      -------     --------   --------
Changes from principal transactions:
 Transfer of net premiums....................................   23,571        4,028       39,085     14,653
 Transfer on terminations....................................   (5,622)       1,261      (14,214)    (9,958)
 Transfer on policy loans....................................       --           --           --         --
 Net interfund transfers.....................................   11,420       35,702       12,663     44,488
                                                               -------      -------     --------   --------
Net increase (decrease) in assets from principal transactions   29,369       40,991       37,534     49,183
                                                               -------      -------     --------   --------
Total increase (decrease) in assets..........................   37,524       48,536       54,219     68,196
Assets beginning of year.....................................   54,574        6,038      110,274     42,078
                                                               -------      -------     --------   --------
Assets end of year...........................................  $92,098      $54,574     $164,493   $110,274
                                                               =======      =======     ========   ========

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              --------------------------------------------
                                                                  Global Trust      Global Allocation Trust
                                                              --------------------  ----------------------
                                                              Year Ended Year Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04  Dec. 31/03
                                                              ---------- ---------- ----------  ----------
Income:
 Net investment income during the year.......................  $  1,404   $    353   $   326     $    35
 Net realized gain (loss) during the year....................     1,342    (14,016)       89        (159)
 Unrealized appreciation (depreciation) during the year......    10,132     32,624     3,939       4,306
                                                               --------   --------   -------     -------
Net increase (decrease) in assets from operations............    12,878     18,961     4,354       4,182
                                                               --------   --------   -------     -------
Changes from principal transactions:
 Transfer of net premiums....................................    26,746     18,412     7,620       5,707
 Transfer on terminations....................................    (5,985)    (5,084)   (2,498)     (1,361)
 Transfer on policy loans....................................        --         --        --          --
 Net interfund transfers.....................................     3,449     (6,855)    2,536      12,440
                                                               --------   --------   -------     -------
Net increase (decrease) in assets from principal transactions    24,210      6,473     7,658      16,786
                                                               --------   --------   -------     -------
Total increase (decrease) in assets..........................    37,088     25,434    12,012      20,968
Assets beginning of year.....................................    76,744     51,310    27,793       6,825
                                                               --------   --------   -------     -------
Assets end of year...........................................  $113,832   $ 76,744   $39,805     $27,793
                                                               ========   ========   =======     =======

                                                                              Sub-Account
                                                              ------------------------------------------
                                                                                       Growth & Income
                                                                Global Bond Trust           Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $  1,592   $   458   $   4,705   $  4,635
 Net realized gain (loss) during the year....................       315     1,093      (1,490)   (18,646)
 Unrealized appreciation (depreciation) during the year......    12,181     1,689      33,156    134,733
                                                               --------   -------   ---------   --------
Net increase (decrease) in assets from operations............    14,088     3,240      36,371    120,722
                                                               --------   -------   ---------   --------
Changes from principal transactions:
 Transfer of net premiums....................................    27,536    18,738      56,410     40,846
 Transfer on terminations....................................    (5,487)   (2,552)   (183,071)   (49,353)
 Transfer on policy loans....................................        10      (291)         --         --
 Net interfund transfers.....................................    82,974    11,027      17,841     46,560
                                                               --------   -------   ---------   --------
Net increase (decrease) in assets from principal transactions   105,033    26,922    (108,820)    38,053
                                                               --------   -------   ---------   --------
Total increase (decrease) in assets..........................   119,121    30,162     (72,449)   158,775
Assets beginning of year.....................................    33,688     3,526     600,702    441,927
                                                               --------   -------   ---------   --------
Assets end of year...........................................  $152,809   $33,688   $ 528,253   $600,702
                                                               ========   =======   =========   ========

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                              Health Sciences Trust   High Yield Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $     --   $    --   $  12,667   $ 10,384
 Net realized gain (loss) during the year....................       463    (1,336)     16,892      5,317
 Unrealized appreciation (depreciation) during the year......    13,294    19,342      (3,014)    25,573
                                                               --------   -------   ---------   --------
Net increase (decrease) in assets from operations............    13,757    18,006      26,545     41,274
                                                               --------   -------   ---------   --------
Changes from principal transactions:
 Transfer of net premiums....................................    14,736    12,826      40,934      9,939
 Transfer on terminations....................................    (5,632)   (4,610)   (117,951)   (24,436)
 Transfer on policy loans....................................        --        --          --         --
 Net interfund transfers.....................................     4,355    13,776       3,485     47,635
                                                               --------   -------   ---------   --------
Net increase (decrease) in assets from principal transactions    13,459    21,992     (73,532)    33,138
                                                               --------   -------   ---------   --------
Total increase (decrease) in assets..........................    27,216    39,998     (46,987)    74,412
Assets beginning of year.....................................    84,810    44,812     225,553    151,141
                                                               --------   -------   ---------   --------
Assets end of year...........................................  $112,026   $84,810   $ 178,566   $225,553
                                                               ========   =======   =========   ========

                                                                             Sub-Account
                                                              -----------------------------------------
                                                                                    International Equity
                                                              Income & Value Trust       Index Fund
                                                              --------------------  --------------------
                                                              Year Ended Year Ended     Period Ended
                                                              Dec. 31/04 Dec. 31/03     Dec. 31/04##
                                                              ---------- ---------- --------------------
Income:
 Net investment income during the year.......................  $  1,185   $ 1,378         $   129
 Net realized gain (loss) during the year....................       641      (553)             39
 Unrealized appreciation (depreciation) during the year......     8,788    16,985           4,996
                                                               --------   -------         -------
Net increase (decrease) in assets from operations............    10,614    17,810           5,164
                                                               --------   -------         -------
Changes from principal transactions:
 Transfer of net premiums....................................    23,404    18,904           1,527
 Transfer on terminations....................................   (12,632)   (7,946)         (1,053)
 Transfer on policy loans....................................        --        --              --
 Net interfund transfers.....................................    38,616     2,540          30,361
                                                               --------   -------         -------
Net increase (decrease) in assets from principal transactions    49,388    13,498          30,835
                                                               --------   -------         -------
Total increase (decrease) in assets..........................    60,002    31,308          35,999
Assets beginning of year.....................................    90,892    59,584              --
                                                               --------   -------         -------
Assets end of year...........................................  $150,894   $90,892         $35,999
                                                               ========   =======         =======

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                                     Sub-Account
                                                              ----------------------------------------------------------
                                                                      International Index         International Small Cap
                                                                             Trust                        Trust
                                                              ----------------------------------  ----------------------
                                                                     Year Ended        Year Ended Year Ended  Year Ended
                                                              Dec. 31/04(greater than) Dec. 31/03 Dec. 31/04  Dec. 31/03
                                                              ------------------------ ---------- ----------  ----------
Income:
 Net investment income during the year.......................         $    261           $  127    $     41    $    --
 Net realized gain (loss) during the year....................            1,883             (240)     (5,877)    (6,889)
 Unrealized appreciation (depreciation) during the year......           (1,831)           2,085      16,629     28,646
                                                                      --------           ------    --------    -------
Net increase (decrease) in assets from operations............              313            1,972      10,793     21,757
                                                                      --------           ------    --------    -------
Changes from principal transactions:
 Transfer of net premiums....................................            6,246            1,739       9,481      9,709
 Transfer on terminations....................................             (723)            (813)    (35,868)    (7,379)
 Transfer on policy loans....................................               --               --      (2,919)        --
 Net interfund transfers.....................................          (15,731)           5,740       6,070         20
                                                                      --------           ------    --------    -------
Net increase (decrease) in assets from principal transactions          (10,208)           6,666     (23,236)     2,350
                                                                      --------           ------    --------    -------
Total increase (decrease) in assets..........................           (9,895)           8,638     (12,443)    24,107
Assets beginning of year.....................................            9,895            1,257      62,981     38,874
                                                                      --------           ------    --------    -------
Assets end of year...........................................         $     --           $9,895    $ 50,538    $62,981
                                                                      ========           ======    ========    =======

                                                                              Sub-Account
                                                              ------------------------------------------
                                                               International Stock   International Value
                                                                      Trust                 Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $    380   $    269   $  1,208   $   123
 Net realized gain (loss) during the year....................    (9,345)    (8,744)     3,406       414
 Unrealized appreciation (depreciation) during the year......    18,541     24,154     19,159     6,874
                                                               --------   --------   --------   -------
Net increase (decrease) in assets from operations............     9,576     15,679     23,773     7,411
                                                               --------   --------   --------   -------
Changes from principal transactions:
 Transfer of net premiums....................................    16,095      9,855     26,460    11,108
 Transfer on terminations....................................   (37,384)   (10,125)    (6,288)   (2,879)
 Transfer on policy loans....................................        --         --         --        --
 Net interfund transfers.....................................     1,415      3,025     65,791    17,419
                                                               --------   --------   --------   -------
Net increase (decrease) in assets from principal transactions   (19,874)     2,755     85,963    25,648
                                                               --------   --------   --------   -------
Total increase (decrease) in assets..........................   (10,298)    18,434    109,736    33,059
Assets beginning of year.....................................    71,313     52,879     44,038    10,979
                                                               --------   --------   --------   -------
Assets end of year...........................................  $ 61,015   $ 71,313   $153,774   $44,038
                                                               ========   ========   ========   =======

(greater than) Terminated as an investment option and funds transferred to International Equity Index Fund on June 18, 2004.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                            Sub-Account
                                                              ---------------------------------------
                                                                   Internet       Investment Quality
                                                              Technologies Trust      Bond Trust
                                                              ------------------ --------------------
                                                                  Year Ended     Year Ended Year Ended
                                                                 Dec. 31/03^^    Dec. 31/04 Dec. 31/03
                                                              ------------------ ---------- ----------
Income:
 Net investment income during the year.......................      $     --      $  18,760   $ 12,893
 Net realized gain (loss) during the year....................           641           (176)     7,099
 Unrealized appreciation (depreciation) during the year......         1,814         (3,273)    (1,575)
                                                                   --------      ---------   --------
Net increase (decrease) in assets from operations............         2,455         15,311     18,417
                                                                   --------      ---------   --------
Changes from principal transactions:
 Transfer of net premiums....................................         2,933         82,151     91,490
 Transfer on terminations....................................          (822)       (14,899)   (21,851)
 Transfer on policy loans....................................            --             --         --
 Net interfund transfers.....................................       (15,072)      (114,663)    38,623
                                                                   --------      ---------   --------
Net increase (decrease) in assets from principal transactions       (12,961)       (47,411)   108,262
                                                                   --------      ---------   --------
Total increase (decrease) in assets..........................       (10,506)       (32,100)   126,679
Assets beginning of year.....................................        10,506        360,700    234,021
                                                                   --------      ---------   --------
Assets end of year...........................................      $     --      $ 328,600   $360,700
                                                                   ========      =========   ========

                                                                               Sub-Account
                                                              ---------------------------------------------
                                                                 Large Cap Growth        Large Cap Value
                                                                      Trust                   Trust
                                                              ---------------------  ----------------------
                                                              Year Ended Year Ended  Year Ended Period Ended
                                                              Dec. 31/04 Dec. 31 /03 Dec. 31/04 Dec. 31/03^
                                                              ---------- ----------- ---------- ------------
Income:
 Net investment income during the year.......................  $    417   $    462    $ 1,043     $   159
 Net realized gain (loss) during the year....................    16,904    (33,459)     1,300          34
 Unrealized appreciation (depreciation) during the year......    (5,384)    71,311     11,694       1,001
                                                               --------   --------    -------     -------
Net increase (decrease) in assets from operations............    11,937     38,314     14,037       1,194
                                                               --------   --------    -------     -------
Changes from principal transactions:
 Transfer of net premiums....................................    57,198     54,675     28,584       5,444
 Transfer on terminations....................................   (79,501)   (28,210)    (3,340)       (172)
 Transfer on policy loans....................................        --         --         --          --
 Net interfund transfers.....................................    20,267    (55,166)    (2,020)     39,293
                                                               --------   --------    -------     -------
Net increase (decrease) in assets from principal transactions    (2,036)   (28,701)    23,224      44,565
                                                               --------   --------    -------     -------
Total increase (decrease) in assets..........................     9,901      9,613     37,261      45,759
Assets beginning of year.....................................   172,590    162,977     45,759          --
                                                               --------   --------    -------     -------
Assets end of year...........................................  $182,491   $172,590    $83,020     $45,759
                                                               ========   ========    =======     =======

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.
^^ Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              -------------------------------------------
                                                              Lifestyle Aggressive    Lifestyle Balanced
                                                                   1000 Trust             640 Trust
                                                              --------------------  ---------------------
                                                              Year Ended Year Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04  Dec. 31/03
                                                              ---------- ---------- ----------  ----------
Income:
 Net investment income during the year.......................  $   117    $    41   $   73,584   $    550
 Net realized gain (loss) during the year....................      985        152        9,780        518
 Unrealized appreciation (depreciation) during the year......    3,848      3,008      315,976     25,030
                                                               -------    -------   ----------   --------
Net increase (decrease) in assets from operations............    4,950      3,201      399,340     26,098
                                                               -------    -------   ----------   --------
Changes from principal transactions:
 Transfer of net premiums....................................   35,882      3,016       42,046    111,352
 Transfer on terminations....................................   (6,066)    (1,799)     (81,782)   (10,849)
 Transfer on policy loans....................................       --         --           --         --
 Net interfund transfers.....................................       47        105    2,946,005    159,781
                                                               -------    -------   ----------   --------
Net increase (decrease) in assets from principal transactions   29,863      1,322    2,906,269    260,284
                                                               -------    -------   ----------   --------
Total increase (decrease) in assets..........................   34,813      4,523    3,305,609    286,382
Assets beginning of year.....................................   13,337      8,814      298,594     12,212
                                                               -------    -------   ----------   --------
Assets end of year...........................................  $48,150    $13,337   $3,604,203   $298,594
                                                               =======    =======   ==========   ========

                                                                               Sub-Account
                                                              --------------------------------------------
                                                              Lifestyle Conservative    Lifestyle Growth
                                                                     280 Trust              820 Trust
                                                              ----------------------  --------------------
                                                              Year Ended  Year Ended  Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03++ Dec. 31/04 Dec. 31/03
                                                              ---------- ------------ ---------- ----------
Income:
 Net investment income during the year.......................  $  5,679    $    675    $  2,652   $    714
 Net realized gain (loss) during the year....................     3,210         262         853       (912)
 Unrealized appreciation (depreciation) during the year......     8,865       8,977      35,486     19,412
                                                               --------    --------    --------   --------
Net increase (decrease) in assets from operations............    17,754       9,914      38,991     19,214
                                                               --------    --------    --------   --------
Changes from principal transactions:
 Transfer of net premiums....................................    65,982      76,563     221,978     34,454
 Transfer on terminations....................................    (8,081)     (4,137)    (21,750)   (12,067)
 Transfer on policy loans....................................        --          --          --         --
 Net interfund transfers.....................................     4,272      84,221      36,815     10,917
                                                               --------    --------    --------   --------
Net increase (decrease) in assets from principal transactions    62,173     156,647     237,043     33,304
                                                               --------    --------    --------   --------
Total increase (decrease) in assets..........................    79,927     166,561     276,034     52,518
Assets beginning of year.....................................   166,561          --      96,340     43,822
                                                               --------    --------    --------   --------
Assets end of year...........................................  $246,488    $166,561    $372,374   $ 96,340
                                                               ========    ========    ========   ========

++ Fund available in prior year but no activity.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                               Sub-Account
                                                              --------------------------------------------
                                                               Lifestyle Moderate
                                                                    460 Trust         Mid Cap Core Trust
                                                              --------------------  ----------------------
                                                              Year Ended Year Ended Year Ended Period Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03^
                                                              ---------- ---------- ---------- ------------
Income:
 Net investment income during the year.......................  $    231   $    92    $    58      $   --
 Net realized gain (loss) during the year....................       365        (7)       591           9
 Unrealized appreciation (depreciation) during the year......    14,077       549        585         327
                                                               --------   -------    -------      ------
Net increase (decrease) in assets from operations............    14,673       634      1,234         336
                                                               --------   -------    -------      ------
Changes from principal transactions:
 Transfer of net premiums....................................    12,425     4,246      5,547         737
 Transfer on terminations....................................       447    (1,947)    (4,513)       (536)
 Transfer on policy loans....................................        --        --       (974)        (72)
 Net interfund transfers.....................................   480,238        --      1,386       6,049
                                                               --------   -------    -------      ------
Net increase (decrease) in assets from principal transactions   493,110     2,299      1,446       6,178
                                                               --------   -------    -------      ------
Total increase (decrease) in assets..........................   507,783     2,933      2,680       6,514
Assets beginning of year.....................................     5,151     2,218      6,514          --
                                                               --------   -------    -------      ------
Assets end of year...........................................  $512,934   $ 5,151    $ 9,194      $6,514
                                                               ========   =======    =======      ======

                                                                                   Sub-Account
                                                              -----------------------------------------------------
                                                                Mid Cap                                Mid Cap
                                                              Growth Trust  Mid Cap Index Trust  Opportunities Trust
                                                              ------------ --------------------  -------------------
                                                               Year Ended  Year Ended Year Ended     Year Ended
                                                              Dec. 31/03#  Dec. 31/04 Dec. 31/03     Dec. 31/03#
                                                              ------------ ---------- ---------- -------------------
Income:
 Net investment income during the year.......................  $      --    $    622   $    --         $    --
 Net realized gain (loss) during the year....................    (13,428)      2,789       119             (47)
 Unrealized appreciation (depreciation) during the year......     25,263      12,176    22,207             126
                                                               ---------    --------   -------         -------
Net increase (decrease) in assets from operations............     11,835      15,587    22,326              79
                                                               ---------    --------   -------         -------
Changes from principal transactions:
 Transfer of net premiums....................................         37      22,229    12,043             121
 Transfer on terminations....................................     (1,812)    (10,968)   (8,703)            (98)
 Transfer on policy loans....................................         --     (16,773)       --              --
 Net interfund transfers.....................................   (148,417)     18,239    20,390          (1,245)
                                                               ---------    --------   -------         -------
Net increase (decrease) in assets from principal transactions   (150,192)     12,727    23,730          (1,222)
                                                               ---------    --------   -------         -------
Total increase (decrease) in assets..........................   (138,357)     28,314    46,056          (1,143)
Assets beginning of year.....................................    138,357      98,861    52,805           1,143
                                                               ---------    --------   -------         -------
Assets end of year...........................................  $      --    $127,175   $98,861         $    --
                                                               =========    ========   =======         =======

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.
# Terminated as an investment option and funds transferred to Dynamic Growth on May 2, 2003.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                               Mid Cap Stock Trust   Mid Cap Value Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $     --   $     --   $    701   $   223
 Net realized gain (loss) during the year....................     3,579     (1,270)     1,710      (413)
 Unrealized appreciation (depreciation) during the year......    23,346     22,899     30,614    18,054
                                                               --------   --------   --------   -------
Net increase (decrease) in assets from operations............    26,925     21,629     33,025    17,864
                                                               --------   --------   --------   -------
Changes from principal transactions:
 Transfer of net premiums....................................    25,880     19,765     50,553    23,491
 Transfer on terminations....................................   (22,236)   (10,022)   (14,241)   (7,202)
 Transfer on policy loans....................................       267        262         --        --
 Net interfund transfers.....................................    40,224     48,522     18,308     9,536
                                                               --------   --------   --------   -------
Net increase (decrease) in assets from principal transactions    44,135     58,527     54,620    25,825
                                                               --------   --------   --------   -------
Total increase (decrease) in assets..........................    71,060     80,156     87,645    43,689
Assets beginning of year.....................................   109,402     29,246     91,171    47,482
                                                               --------   --------   --------   -------
Assets end of year...........................................  $180,462   $109,402   $178,816   $91,171
                                                               ========   ========   ========   =======

                                                                             Sub-Account
                                                              ----------------------------------------
                                                                                            Natural
                                                                 Money Market Trust     Resources Trust
                                                              ------------------------  ---------------
                                                               Year Ended   Year Ended    Year Ended
                                                               Dec. 31/04   Dec. 31/03   Dec. 31/04++
                                                              -----------  -----------  ---------------
Income:
 Net investment income during the year....................... $    19,424  $    13,212      $    18
 Net realized gain (loss) during the year....................          --           --           22
 Unrealized appreciation (depreciation) during the year......          --           --        2,161
                                                              -----------  -----------      -------
Net increase (decrease) in assets from operations............      19,424       13,212        2,201
                                                              -----------  -----------      -------
Changes from principal transactions:
 Transfer of net premiums....................................   4,562,179    1,431,543        1,456
 Transfer on terminations....................................    (201,872)    (191,060)        (282)
 Transfer on policy loans....................................      (7,050)        (326)          --
 Net interfund transfers.....................................  (4,302,107)  (1,163,754)       9,219
                                                              -----------  -----------      -------
Net increase (decrease) in assets from principal transactions      51,150       76,403       10,393
                                                              -----------  -----------      -------
Total increase (decrease) in assets..........................      70,574       89,615       12,594
Assets beginning of year.....................................   2,160,560    2,070,945           --
                                                              -----------  -----------      -------
Assets end of year........................................... $ 2,231,134  $ 2,160,560      $12,594
                                                              ===========  ===========      =======

++ Fund available in prior year but no activity.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                                 Overseas Trust       Pacific Rim Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $   161    $   125    $     87   $    15
 Net realized gain (loss) during the year....................      497     (3,575)      2,847      (443)
 Unrealized appreciation (depreciation) during the year......    5,422     13,820        (304)    5,834
                                                               -------    -------    --------   -------
Net increase (decrease) in assets from operations............    6,080     10,370       2,630     5,406
                                                               -------    -------    --------   -------
Changes from principal transactions:
 Transfer of net premiums....................................   18,205      4,637         701       342
 Transfer on terminations....................................   (5,799)    (5,058)       (575)     (606)
 Transfer on policy loans....................................       --         --          --        --
 Net interfund transfers.....................................   11,684       (568)    (11,849)    4,043
                                                               -------    -------    --------   -------
Net increase (decrease) in assets from principal transactions   24,090       (989)    (11,723)    3,779
                                                               -------    -------    --------   -------
Total increase (decrease) in assets..........................   30,170      9,381      (9,093)    9,185
Assets beginning of year.....................................   33,884     24,503      18,867     9,682
                                                               -------    -------    --------   -------
Assets end of year...........................................  $64,054    $33,884    $  9,774   $18,867
                                                               =======    =======    ========   =======

                                                                                      Sub-Account
                                                              ------------------------------------------------------------
                                                              Quantitative                            Quantitative Mid Cap
                                                              All Cap Trust Quantitative Equity Trust         Trust
                                                              ------------- ------------------------  --------------------
                                                               Year Ended    Year Ended   Year Ended  Year Ended Year Ended
                                                              Dec. 31/04++  Dec. 31/04xx  Dec. 31/03  Dec. 31/04 Dec. 31/03
                                                              ------------- ------------  ----------  ---------- ----------
Income:
 Net investment income during the year.......................     $  2       $     758     $    628    $    --     $   --
 Net realized gain (loss) during the year....................       --         (24,020)     (18,025)       161        141
 Unrealized appreciation (depreciation) during the year......        3          24,225       38,574      2,206        890
                                                                  ----       ---------     --------    -------     ------
Net increase (decrease) in assets from operations............        5             963       21,177      2,367      1,031
                                                                  ----       ---------     --------    -------     ------
 Changes from principal transactions:
 Transfer of net premiums....................................       --          19,287        8,964      3,154      2,851
 Transfer on terminations....................................      (13)        (59,695)     (17,648)      (427)      (180)
 Transfer on policy loans....................................       --              --           --         --         --
 Net interfund transfers.....................................       50         (72,701)       2,000      9,123      1,426
                                                                  ----       ---------     --------    -------     ------
Net increase (decrease) in assets from principal transactions       37        (113,109)      (6,684)    11,850      4,097
                                                                  ----       ---------     --------    -------     ------
Total increase (decrease) in assets..........................       42        (112,146)      14,493     14,217      5,128
Assets beginning of year.....................................       --         112,146       97,653      5,133          5
                                                                  ----       ---------     --------    -------     ------
Assets end of year...........................................     $ 42       $      --     $112,146    $19,350     $5,133
                                                                  ====       =========     ========    =======     ======

++ Fund available in prior year but no activity.
xx Terminated as an investment option and funds transferred to U.S. Large Cap Trust on May 3, 2004.

See accompanying notes

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                         Sub-Account
                                                              ----------------------------------------
                                                                                           Real Return
                                                              Real Estate Securities Trust  Bond Trust
                                                              ---------------------------  ------------
                                                              Year Ended     Year Ended     Year Ended
                                                              Dec. 31/04     Dec. 31/03    Dec. 31/04++
                                                              ----------     ----------    ------------
Income:
 Net investment income during the year.......................  $  4,754       $  3,593        $   --
 Net realized gain (loss) during the year....................     3,960            649            14
 Unrealized appreciation (depreciation) during the year......    54,473         42,344           443
                                                               --------       --------        ------
Net increase (decrease) in assets from operations............    63,187         46,586           457
                                                               --------       --------        ------
Changes from principal transactions:
 Transfer of net premiums....................................    22,835         10,256         1,897
 Transfer on terminations....................................    (9,061)        (6,278)         (730)
 Transfer on policy loans....................................        --             --            --
 Net interfund transfers.....................................    10,535          9,277         5,180
                                                               --------       --------        ------
Net increase (decrease) in assets from principal transactions    24,309         13,255         6,347
                                                               --------       --------        ------
Total increase (decrease) in assets..........................    87,496         59,841         6,804
Assets beginning of year.....................................   177,934        118,093            --
                                                               --------       --------        ------
Assets end of year...........................................  $265,430       $177,934        $6,804
                                                               ========       ========        ======

                                                                              Sub-Account
                                                              ------------------------------------------
                                                              Science & Technology
                                                                      Trust         Small Cap Index Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $     --   $     --   $    296   $    --
 Net realized gain (loss) during the year....................   (13,940)   (39,986)     1,778      (827)
 Unrealized appreciation (depreciation) during the year......    17,115     89,912     16,019    20,724
                                                               --------   --------   --------   -------
Net increase (decrease) in assets from operations............     3,175     49,926     18,093    19,897
                                                               --------   --------   --------   -------
Changes from principal transactions:
 Transfer of net premiums....................................    69,681     38,159     23,486    13,995
 Transfer on terminations....................................   (41,753)   (20,318)   (10,600)   (5,665)
 Transfer on policy loans....................................    (8,113)       308         --        --
 Net interfund transfers.....................................        26     38,575     17,476    24,043
                                                               --------   --------   --------   -------
Net increase (decrease) in assets from principal transactions    19,841     56,724     30,362    32,373
                                                               --------   --------   --------   -------
Total increase (decrease) in assets..........................    23,016    106,650     48,455    52,270
Assets beginning of year.....................................   185,631     78,981     80,546    28,276
                                                               --------   --------   --------   -------
Assets end of year...........................................  $208,647   $185,631   $129,001   $80,546
                                                               ========   ========   ========   =======

++ Fund available in prior year but no activity.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                                  Sub-Account
                                                              ---------------------------------------------------
                                                              Small Cap Oppor- Small Company  Small Company Blend
                                                               tunities Trust      Trust             Trust
                                                              ---------------- ------------- --------------------
                                                                 Year Ended    Period Ended  Year Ended Year Ended
                                                                Dec. 31/04++   Dec. 31/04##  Dec. 31/04 Dec. 31/03
                                                              ---------------- ------------- ---------- ----------
Income:
 Net investment income during the year.......................      $   --           $--       $    --    $    --
 Net realized gain (loss) during the year....................          17            (3)        2,322       (683)
 Unrealized appreciation (depreciation) during the year......         338            --         1,522     11,835
                                                                   ------           ---       -------    -------
Net increase (decrease) in assets from operations............         355            (3)        3,844     11,152
                                                                   ------           ---       -------    -------
Changes from principal transactions:
 Transfer of net premiums....................................         209            --        15,768     16,164
 Transfer on terminations....................................        (344)            3        (8,311)    (5,368)
 Transfer on policy loans....................................          --            --          (213)      (169)
 Net interfund transfers.....................................       2,337            --        (9,443)     8,327
                                                                   ------           ---       -------    -------
Net increase (decrease) in assets from principal transactions       2,202             3        (2,199)    18,954
                                                                   ------           ---       -------    -------
Total increase (decrease) in assets..........................       2,557            --         1,645     30,106
Assets beginning of year.....................................          --            --        51,537     21,431
                                                                   ------           ---       -------    -------
Assets end of year...........................................      $2,557           $--       $53,182    $51,537
                                                                   ======           ===       =======    =======

                                                                               Sub-Account
                                                              ------------------------------------------------
                                                              Small Company Value Trust   Special Value Trust
                                                              ------------------------  ----------------------
                                                              Year Ended   Year Ended   Year Ended Period Ended
                                                              Dec. 31/04   Dec. 31/03   Dec. 31/04 Dec. 31/03^
                                                              ----------   ----------   ---------- ------------
Income:
 Net investment income during the year.......................  $  3,867     $    950      $   83      $   --
 Net realized gain (loss) during the year....................     4,772        1,269         138          14
 Unrealized appreciation (depreciation) during the year......    68,563       52,551         696         293
                                                               --------     --------      ------      ------
Net increase (decrease) in assets from operations............    77,202       54,770         917         307
                                                               --------     --------      ------      ------
Changes from principal transactions:
 Transfer of net premiums....................................    94,145       45,623       1,667         742
 Transfer on terminations....................................   (26,147)     (18,250)       (481)       (124)
 Transfer on policy loans....................................       257          242          --          --
 Net interfund transfers.....................................    18,803        7,522       2,613       1,126
                                                               --------     --------      ------      ------
Net increase (decrease) in assets from principal transactions    87,058       35,137       3,799       1,744
                                                               --------     --------      ------      ------
Total increase (decrease) in assets..........................   164,260       89,907       4,716       2,051
Assets beginning of year.....................................   250,055      160,148       2,051          --
                                                               --------     --------      ------      ------
Assets end of year...........................................  $414,315     $250,055      $6,767      $2,051
                                                               ========     ========      ======      ======

++ Fund available in prior year but no activity.
## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.
^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                              Sub-Account
                                                              ------------------------------------------
                                                              Strategic Bond Trust  Strategic Growth Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04  Dec. 31/03
                                                              ---------- ---------- ----------  ----------
Income:
 Net investment income during the year....................... $   6,282   $  7,630   $    --     $    --
 Net realized gain (loss) during the year....................    16,304      2,113       287         122
 Unrealized appreciation (depreciation) during the year......   (10,401)    14,500     2,041       2,114
                                                              ---------   --------   -------     -------
Net increase (decrease) in assets from operations............    12,185     24,243     2,328       2,236
                                                              ---------   --------   -------     -------
Changes from principal transactions:
 Transfer of net premiums....................................    44,555     26,996    10,328       5,621
 Transfer on terminations....................................  (133,570)   (32,358)   (2,117)       (729)
 Transfer on policy loans....................................    (8,499)        --        --          --
 Net interfund transfers.....................................    (1,054)    96,503     3,444      12,530
                                                              ---------   --------   -------     -------
Net increase (decrease) in assets from principal transactions   (98,568)    91,141    11,655      17,422
                                                              ---------   --------   -------     -------
Total increase (decrease) in assets..........................   (86,383)   115,384    13,983      19,658
Assets beginning of year.....................................   273,992    158,608    22,727       3,069
                                                              ---------   --------   -------     -------
Assets end of year........................................... $ 187,609   $273,992   $36,710     $22,727
                                                              =========   ========   =======     =======

                                                                              Sub-Account
                                                              --------------------------------------------
                                                              Strategic Opportunities
                                                                      Trust           Strategic Value Trust
                                                              ----------------------  --------------------
                                                              Year Ended  Year Ended  Year Ended Year Ended
                                                              Dec. 31/04  Dec. 31/03  Dec. 31/04 Dec. 31/03
                                                              ----------  ----------  ---------- ----------
Income:
 Net investment income during the year.......................  $    127    $     --    $    34    $     1
 Net realized gain (loss) during the year....................   (21,441)    (15,301)       350       (484)
 Unrealized appreciation (depreciation) during the year......    45,621      49,463      1,378      2,069
                                                               --------    --------    -------    -------
Net increase (decrease) in assets from operations............    24,307      34,162      1,762      1,586
                                                               --------    --------    -------    -------
Changes from principal transactions:
 Transfer of net premiums....................................    57,062      56,011      3,781      4,945
 Transfer on terminations....................................   (38,946)    (16,298)    (1,582)    (1,460)
 Transfer on policy loans....................................       (23)     (1,953)        --         --
 Net interfund transfers.....................................   (42,075)      2,174         --     (1,342)
                                                               --------    --------    -------    -------
Net increase (decrease) in assets from principal transactions   (23,982)     39,934      2,199      2,143
                                                               --------    --------    -------    -------
Total increase (decrease) in assets..........................       325      74,096      3,961      3,729
Assets beginning of year.....................................   196,542     122,446      8,487      4,758
                                                               --------    --------    -------    -------
Assets end of year...........................................  $196,867    $196,542    $12,448    $ 8,487
                                                               ========    ========    =======    =======

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                            Sub-Account
                                                              ---------------------------------------
                                                              Telecommunications
                                                                    Trust         Total Return Trust
                                                              ------------------ --------------------
                                                                  Year Ended     Year Ended Year Ended
                                                                 Dec. 31/03^^    Dec. 31/04 Dec. 31/03
                                                              ------------------ ---------- ----------
Income:
 Net investment income during the year.......................      $    --       $  16,692   $ 15,950
 Net realized gain (loss) during the year....................         (294)          1,558        297
 Unrealized appreciation (depreciation) during the year......          504          (2,554)    (3,473)
                                                                   -------       ---------   --------
Net increase (decrease) in assets from operations............          210          15,696     12,774
                                                                   -------       ---------   --------
Changes from principal transactions:
 Transfer of net premiums....................................          653          68,602     53,008
 Transfer on terminations....................................           45        (121,277)   (38,311)
 Transfer on policy loans....................................           --          (7,989)        --
 Net interfund transfers.....................................       (2,851)         (7,622)    50,096
                                                                   -------       ---------   --------
Net increase (decrease) in assets from principal transactions       (2,153)        (68,286)    64,793
                                                                   -------       ---------   --------
Total increase (decrease) in assets..........................       (1,943)        (52,590)    77,567
Assets beginning of year.....................................        1,943         323,303    245,736
                                                                   -------       ---------   --------
Assets end of year...........................................      $    --       $ 270,713   $323,303
                                                                   =======       =========   ========

                                                                              Sub-Account
                                                              ------------------------------------------
                                                               Total Stock Market      U.S. Government
                                                                   Index Trust        Securities Trust
                                                              --------------------  --------------------
                                                              Year Ended Year Ended Year Ended Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03
                                                              ---------- ---------- ---------- ----------
Income:
 Net investment income during the year.......................  $    680   $     --  $  15,422   $ 11,560
 Net realized gain (loss) during the year....................       196       (350)      (497)       284
 Unrealized appreciation (depreciation) during the year......    13,944     21,643       (655)    (5,174)
                                                               --------   --------  ---------   --------
Net increase (decrease) in assets from operations............    14,820     21,293     14,270      6,670
                                                               --------   --------  ---------   --------
Changes from principal transactions:
 Transfer of net premiums....................................    31,860     28,973    130,868    139,998
 Transfer on terminations....................................    (6,972)    (5,644)  (193,244)   (42,618)
 Transfer on policy loans....................................        --         --         --         --
 Net interfund transfers.....................................       615      6,392      4,112      9,964
                                                               --------   --------  ---------   --------
Net increase (decrease) in assets from principal transactions    25,503     29,721    (58,264)   107,344
                                                               --------   --------  ---------   --------
Total increase (decrease) in assets..........................    40,323     51,014    (43,994)   114,014
Assets beginning of year.....................................   105,687     54,673    450,219    336,205
                                                               --------   --------  ---------   --------
Assets end of year...........................................  $146,010   $105,687  $ 406,225   $450,219
                                                               ========   ========  =========   ========

^^ Terminated as an investment option and funds transferred to Science & Technology Trust on May 2, 2003.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                                                               Sub-Account
                                                              ---------------------------------------------
                                                              U.S. Large Cap Trust      Utilities Trust
                                                              --------------------  -----------------------
                                                              Year Ended Year Ended Year Ended  Year Ended
                                                              Dec. 31/04 Dec. 31/03 Dec. 31/04 Dec. 31/03++
                                                              ---------- ---------- ---------- ------------
Income:
 Net investment income during the year.......................  $    454   $    253   $   109      $   --
 Net realized gain (loss) during the year....................       937     (2,506)       82           3
 Unrealized appreciation (depreciation) during the year......    21,223     28,968     2,680         640
                                                               --------   --------   -------      ------
Net increase (decrease) in assets from operations............    22,614     26,715     2,871         643
                                                               --------   --------   -------      ------
Changes from principal transactions:
 Transfer of net premiums....................................    53,557     47,802     4,696          --
 Transfer on terminations....................................   (20,316)   (10,802)     (488)        583
 Transfer on policy loans....................................       (84)      (736)       --          --
 Net interfund transfers.....................................    95,519     11,137        18       4,560
                                                               --------   --------   -------      ------
Net increase (decrease) in assets from principal transactions   128,676     47,401     4,226       5,143
                                                               --------   --------   -------      ------
Total increase (decrease) in assets..........................   151,290     74,116     7,097       5,786
Assets beginning of year.....................................   123,810     49,694     5,786          --
                                                               --------   --------   -------      ------
Assets end of year...........................................  $275,100   $123,810   $12,883      $5,786
                                                               ========   ========   =======      ======

                                                                   Sub-Account
                                                              --------------------
                                                                   Value Trust                Total
                                                              --------------------  ------------------------
                                                              Year Ended Year Ended  Year Ended   Year Ended
                                                              Dec. 31/04 Dec. 31/03  Dec. 31/04   Dec. 31/03
                                                              ---------- ---------- -----------  -----------
Income:
 Net investment income during the year.......................  $    998   $  1,328  $   228,832  $   111,883
 Net realized gain (loss) during the year....................     4,638     (1,820)     116,493     (254,748)
 Unrealized appreciation (depreciation) during the year......    26,879     44,394    1,064,571    1,496,937
                                                               --------   --------  -----------  -----------
Net increase (decrease) in assets from operations............    32,515     43,902    1,409,896    1,354,072
                                                               --------   --------  -----------  -----------
Changes from principal transactions:
 Transfer of net premiums....................................    72,686     43,823    6,810,658    3,002,997
 Transfer on terminations....................................   (14,051)   (10,218)  (2,563,521)    (917,788)
 Transfer on policy loans....................................      (113)       134     (107,392)     (10,800)
 Net interfund transfers.....................................   (43,751)    18,732      (18,047)     (52,498)
                                                               --------   --------  -----------  -----------
Net increase (decrease) in assets from principal transactions    14,771     52,471    4,121,698    2,021,911
                                                               --------   --------  -----------  -----------
Total increase (decrease) in assets..........................    47,286     96,373    5,531,594    3,375,983
Assets beginning of year.....................................   193,282     96,909   10,134,586    6,758,603
                                                               --------   --------  -----------  -----------
Assets end of year...........................................  $240,568   $193,282  $15,666,180  $10,134,586
                                                               ========   ========  ===========  ===========

++ Fund available in prior year but no activity.

See accompanying notes.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2004

1. Organization

The Manufacturers Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has sixty-five active investment sub-accounts that invest in shares of a particular Manufacturers Investment Trust portfolio and one sub-account that invests in shares of a particular John Hancock Variable Series 1 Trust portfolio. Manufacturers Investment Trust and John Hancock Variable Series I Trust (collectively the "Trusts") are registered under the Act as open-end management investment companies, commonly known as mutual funds, which do not transact with the general public. Instead, the Trusts deal primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

      Previous Name                New Name               Effective Date
      -------------                --------               --------------
  Capital Opportunities
           Trust            Strategic Value Trust          May 1, 2003
   Global Equity Trust           Global Trust              May 3, 2004
   Pacific Rim Emerging
       Markets Trust          Pacific Rim Trust            May 3, 2004
 Tactical Allocation Trust Global Allocation Trust         May 1, 2003
   U.S. Large Cap Value
           Trust             U.S. Large Cap Trust          May 1, 2003

Effective May 3, 2004 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                     Terminated           Funds Transferred To
                     ----------           --------------------
                   Balanced Trust         Income & Value Trust
              Quantitative Equity Trust   U.S. Large Cap Trust

Effective June 18, 2004 the following sub-account of the Account was terminated as an investment option and funds transferred to an existing sub-account fund as follows:

                     Terminated           Funds Transferred To
                     ----------           --------------------
              International Index Trust   International Equity
                                               Index Fund

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

1. Organization -- (continued)


Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                     Terminated           Funds Transferred To
                     ----------           --------------------
               Internet Technologies      Science & Technology
                        Trust                    Trust
                Mid Cap Growth Trust      Dynamic Growth Trust
               Mid Cap Opportunities
                        Trust             Dynamic Growth Trust
              Telecommunications Trust    Science & Technology
                                                 Trust

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                               Commencement of Operations of
                                                     the Sub-Accounts
                                               -----------------------------
   American Blue Chip Income & Growth Trust...         July 9, 2003
   American Growth Trust......................         July 9, 2003
   American Growth-Income Trust...............         July 9, 2003
   American International Trust...............         July 9, 2003
   Classic Value Trust(less than).............          May 3, 2004
   Core Equity Trust(less than)...............          May 3, 2004
   Emerging Growth Trust......................          May 5, 2003
   International Equity Index Fund............          May 3, 2004
   Large Cap Value Trust......................          May 5, 2003
   Mid Cap Core Trust.........................          May 5, 2003
   Natural Resources Trust....................          May 5, 2003
   Quantitative All Cap Trust.................          May 5, 2003
   Quantitative Value Trust(less than)........          May 3, 2004
   Real Return Bond Trust.....................          May 5, 2003
   Small Cap Opportunities Trust..............          May 5, 2003
   Small Company Trust(less than).............          May 3, 2004
   Special Value Trust........................          May 5, 2003
   Strategic Income Trust(less than)..........          May 3, 2004
   U.S. Global Leaders Growth Trust(less than)          May 3, 2004

(less than) Fund available in current year but no activity.

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

1. Organization -- (continued)


The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. Purchases and Sales

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                    Purchases  Sales
                                                    --------- --------
          Sub-Accounts:
           500 Index Trust......................... $326,603  $ 55,111
           Aggressive Growth Trust.................   12,503    74,590
           All Cap Core Trust......................   28,719    76,284
           All Cap Growth Trust....................   24,266    48,121
           All Cap Value Trust.....................    4,221   211,531
           American Blue Chip Income & Growth Trust    6,390       181
           American Growth Trust...................    8,868     1,563
           American Growth-Income Trust............  216,261     6,843
           American International Trust............   14,696       995
           Balanced Trust..........................    5,097    37,444
           Blue Chip Growth Trust..................  129,778    27,552
           Capital Appreciation Trust..............    5,781       474
           Diversified Bond Trust..................  153,811   184,301
           Dynamic Growth Trust....................   20,173   207,228
           Emerging Growth Trust...................    2,681       208
           Emerging Small Company Trust............   13,761    37,578
           Equity-Income Trust.....................  218,809   120,104
           Equity Index Trust......................    5,583     1,595
           Financial Services Trust................   34,949     5,301
           Fundamental Value Trust.................   57,048    18,849
           Global Trust............................   31,177     5,563
           Global Allocation Trust.................    9,971     1,989
           Global Bond Trust.......................  111,840     5,206
           Growth & Income Trust...................   64,717   168,833

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

4. Purchases and Sales -- (continued)


                                               Purchases    Sales
                                              ----------- ----------
            Sub-Accounts:
             Health Sciences Trust........... $    19,982 $    6,523
             High Yield Trust................      69,239    130,106
             Income & Value Trust............      64,281     13,708
             International Equity Index Fund.      31,765        801
             International Index Trust.......      15,265     25,212
             International Small Cap Trust...      15,047     38,241
             International Stock Trust.......      16,121     35,616
             International Value Trust.......      97,361     10,189
             Investment Quality Bond Trust...     111,298    139,949
             Large Cap Growth Trust..........      72,323     73,943
             Large Cap Value Trust...........      29,984      5,717
             Lifestyle Aggressive 1000 Trust.      33,568      3,588
             Lifestyle Balanced 640 Trust....   3,050,874     71,021
             Lifestyle Conservative 280 Trust     105,491     37,639
             Lifestyle Growth 820 Trust......     252,933     13,238
             Lifestyle Moderate 460 Trust....     495,907      2,566
             Mid Cap Core Trust..............       6,431      4,927
             Mid Cap Index Trust.............      37,354     24,006
             Mid Cap Stock Trust.............      64,618     20,483
             Mid Cap Value Trust.............      68,423     13,103
             Money Market Trust..............   5,446,715  5,376,141
             Natural Resources Trust.........      10,707        297
             Overseas Trust..................      28,741      4,490
             Pacific Rim Trust...............       1,114     12,751
             Quantitative All Cap Trust......          52         12
             Quantitative Equity Trust.......      20,835    133,187
             Quantitative Mid Cap Trust......      12,534        684
             Real Estate Securities Trust....      41,498     12,435
             Real Return Bond Trust..........       6,883        536
             Science & Technology Trust......      63,891     44,051
             Small Cap Index Trust...........      39,426      8,768
             Small Cap Opportunities Trust...       2,490        288
             Small Company Trust.............         636        633
             Small Company Blend Trust.......      17,564     19,765
             Small Company Value Trust.......     108,393     17,467
             Special Value Trust.............       4,470        587
             Strategic Bond Trust............      63,637    155,924
             Strategic Growth Trust..........      12,932      1,276
             Strategic Opportunities Trust...      55,698     79,553
             Strategic Value Trust...........       3,573      1,340
             Total Return Trust..............      91,988    143,582
             Total Stock Market Index Trust..      31,140      4,958
             U.S. Government Securities Trust     167,708    210,550
             U.S. Large Cap Trust............     147,939     18,809
             Utilities Trust.................       4,816        481
             Value Trust.....................      72,623     56,854
                                              ----------- ----------
                                              $12,623,971 $8,273,439
                                              =========== ==========

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights



                                                Sub-Account
                                ------------------------------------------
                                              500 Index Trust
                                ------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    34,393     17,368      6,896         49
   Units issued................    32,006     21,523     14,266      7,196
   Units redeemed..............    (5,576)    (4,498)    (3,794)      (349)
                                 --------   --------   --------    -------
   Units, end of year..........    60,823     34,393     17,368      6,896
                                 ========   ========   ========    =======
   Unit value, end of year.....  $  10.83   $   9.82   $   7.67    $  9.91
   Assets, end of year.........  $658,730   $337,825   $133,278    $68,304
   Investment income ratio/(1)/      0.84%      0.71%      0.00%      2.26%
   Total return/(2)/...........     10.26%     28.00%    (22.53%)   (12.37%)

                                                 Sub-Account
                                -------------------------------------------
                                           Aggressive Growth Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....   10,905      10,993     20,820      22,559
   Units issued................    1,215       1,494      1,806       1,606
   Units redeemed..............   (7,069)     (1,582)   (11,633)     (3,345)
                                 -------    --------   --------    --------
   Units, end of year..........    5,051      10,905     10,993      20,820
                                 =======    ========   ========    ========
   Unit value, end of year.....  $ 10.95    $  10.02   $   7.49    $   9.98
   Assets, end of year.........  $55,312    $109,282   $ 82,297    $207,717
   Investment income ratio/(1)/     0.00%       0.00%      0.00%       0.00%
   Total return/(2)/...........     9.26%      33.87%    (24.96%)    (25.98%)

                                                 Sub-Account
                                -------------------------------------------
                                             All Cap Core Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    22,110     18,944     41,935      35,265
   Units issued................     3,535      6,116      5,791      11,127
   Units redeemed..............    (9,673)    (2,950)   (28,782)     (4,457)
                                 --------   --------   --------    --------
   Units, end of year..........    15,972     22,110     18,944      41,935
                                 ========   ========   ========    ========
   Unit value, end of year.....  $   8.77   $   7.54   $   5.73    $   7.66
   Assets, end of year.........  $140,054   $166,666   $108,556    $321,442
   Investment income ratio/(1)/      0.39%      0.00%      0.00%       0.00%
   Total return/(2)/...........     16.32%     31.55%    (25.23%)    (21.37%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 -----------------------------------------
                                            All Cap Growth Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....   11,094       9,404    10,175      9,724
    Units issued................    2,545       2,997     4,968      3,017
    Units redeemed..............   (4,919)     (1,307)   (5,739)    (2,566)
                                  -------    --------   -------    -------
    Units, end of year..........    8,720      11,094     9,404     10,175
                                  =======    ========   =======    =======
    Unit value, end of year.....  $ 10.20    $   9.58   $  7.41    $  9.80
    Assets, end of year.........  $88,974    $106,273   $69,701    $99,760
    Investment income ratio/(1)/     0.00%       0.00%     0.00%      0.00%
    Total return/(2)/...........     6.52%      29.24%   (24.41%)   (23.77%)

                                                Sub-Account
                               ---------------------------------------------
                                            All Cap Value Trust
                               ---------------------------------------------
                               Year Ended Year Ended Year Ended  Period Ended
                               Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                               ---------- ---------- ----------  ------------
  Units, beginning of year....    22,808     24,771     11,356           --
  Units issued................       256        418     18,634       11,465
  Units redeemed..............   (15,332)    (2,381)    (5,219)        (109)
                                --------   --------   --------     --------
  Units, end of year..........     7,732     22,808     24,771       11,356
                                ========   ========   ========     ========
  Unit value, end of year.....  $  14.60   $  12.59   $   9.10     $  12.61
  Assets, end of year.........  $112,900   $287,241   $225,471     $143,220
  Investment income ratio/(1)/      0.36%      0.08%      0.00%        0.09%
  Total return/(2)/...........     15.96%     38.36%    (27.83%)       0.90%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                 Sub-Account
                                            ---------------------
                                             American Blue Chip
                                            Income & Growth Trust
                                            ---------------------
                                                 Year Ended
                                                Dec. 31/04++
                                            ---------------------
               Units, beginning of year....            --
               Units issued................           439
               Units redeemed..............           (13)
                                                   ------
               Units, end of year..........           426
                                                   ======
               Unit value, end of year.....        $15.53
               Assets, end of year.........        $6,621
               Investment income ratio/(1)/          0.00%
               Total return/(2)/...........          9.32%

++ Fund available in prior year but no activity.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                           ----------------------
                                            American Growth Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03+
                                           ---------- ------------
              Units, beginning of year....      356          --
              Units issued................      629         372
              Units redeemed..............     (109)        (16)
                                            -------      ------
              Units, end of year..........      876         356
                                            =======      ======
              Unit value, end of year.....  $ 15.57      $13.89
              Assets, end of year.........  $13,637      $4,942
              Investment income ratio/(1)/     0.00%       0.00%
              Total return/(2)/...........    12.10%      11.09%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                 Sub-Account
                                           ----------------------
                                           American Growth-Income
                                                    Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03+
                                           ---------- ------------
              Units, beginning of year....       469         --
              Units issued................    14,683        490
              Units redeemed..............      (471)       (21)
                                            --------     ------
              Units, end of year..........    14,681        469
                                            ========     ======
              Unit value, end of year.....  $  15.56     $14.15
              Assets, end of year.........  $228,373     $6,640
              Investment income ratio/(1)/      0.47%      0.00%
              Total return/(2)/...........      9.96%     13.18%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                                 Sub-Account
                                           ----------------------
                                           American International
                                                    Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03+
                                           ---------- ------------
              Units, beginning of year....      169          --
              Units issued................      934         181
              Units redeemed..............      (61)        (12)
              Units, end of year..........    1,042         169
              Unit value, end of year.....  $ 18.05      $15.19
              Assets, end of year.........  $18,804      $2,559
              Investment income ratio/(1)/     0.18%       0.00%
              Total return/(2)/...........    18.88%      21.48%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 -----------------------------------------
                                               Balanced Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    4,310      1,932        613        223
    Units issued................      530      3,141      1,523        442
    Units redeemed..............   (4,840)      (763)      (204)       (52)
                                  -------    -------    -------    -------
    Units, end of year..........       --      4,310      1,932        613
                                  =======    =======    =======    =======
    Unit value, end of year.....  $  7.73    $  7.77    $  6.79    $  7.93
    Assets, end of year.........  $    --    $33,469    $13,129    $ 4,863
    Investment income ratio/(1)/     2.55%      1.84%      1.71%      1.21%
    Total return/(2)/...........    (0.42%)    14.31%    (14.36%)   (10.20%)

                                                 Sub-Account
                                -------------------------------------------
                                           Blue Chip Growth Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    44,396     30,144     16,940       2,397
   Units issued................    13,515     19,258     21,518      15,928
   Units redeemed..............    (2,853)    (5,006)    (8,314)     (1,385)
                                 --------   --------   --------    --------
   Units, end of year..........    55,058     44,396     30,144      16,940
                                 ========   ========   ========    ========
   Unit value, end of year.....  $  10.35   $   9.49   $   7.35    $   9.70
   Assets, end of year.........  $569,861   $421,441   $221,532    $164,347
   Investment income ratio/(1)/      0.11%      0.04%      0.00%       0.00%
   Total return/(2)/...........      9.03%     29.16%    (24.26%)    (14.60%)

                                                 Sub-Account
                                --------------------------------------------
                                         Capital Appreciation Trust
                                --------------------------------------------
                                Year Ended Year Ended Year Ended Period Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ---------- ---------- ---------- ------------
   Units, beginning of year....      602        325         --         --
   Units issued................      595        333        352        478
   Units redeemed..............      (47)       (56)       (27)      (478)
                                 -------     ------    -------      -----
   Units, end of year..........    1,150        602        325         --
                                 =======     ======    =======      =====
   Unit value, end of year.....  $ 10.90     $ 9.97    $  7.70      $  --
   Assets, end of year.........  $12,533     $6,007    $ 2,502      $  --
   Investment income ratio/(1)/     0.00%      0.00%      0.00%      0.00%
   Total return/(2)/...........     9.33%     29.47%    (30.61%)     0.00%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 ------------------------------------------
                                           Diversified Bond Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    22,195     18,470     26,609     31,136
    Units issued................    10,513      8,718     10,860        306
    Units redeemed..............   (13,665)    (4,993)   (18,999)    (4,833)
                                  --------   --------   --------   --------
    Units, end of year..........    19,043     22,195     18,470     26,609
                                  ========   ========   ========   ========
    Unit value, end of year.....  $  13.80   $  13.29   $  12.71   $  11.81
    Assets, end of year.........  $262,869   $295,027   $234,712   $314,222
    Investment income ratio/(1)/      4.15%      4.33%      4.60%      5.66%
    Total return/(2)/...........      3.85%      4.60%      7.61%      7.09%

                                                 Sub-Account
                                 -----------------------------------------
                                            Dynamic Growth Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    56,383     11,187     7,054      3,333
    Units issued................     4,592     48,352     5,737      5,773
    Units redeemed..............   (45,609)    (3,156)   (1,604)    (2,052)
                                  --------   --------   -------    -------
    Units, end of year..........    15,366     56,383    11,187      7,054
                                  ========   ========   =======    =======
    Unit value, end of year.....  $   4.85   $   4.41   $  3.42    $  4.77
    Assets, end of year.........  $ 74,472   $248,532   $38,219    $33,636
    Investment income ratio/(1)/      0.00%      0.00%     0.00%      0.18%
    Total return/(2)/...........     10.01%     29.04%   (28.36%)   (40.24%)

                                                 Sub-Account
                                           ----------------------
                                            Emerging Growth Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03^
                                           ---------- ------------
              Units, beginning of year....       31          --
              Units issued................      174          31
              Units redeemed..............      (13)         --
                                             ------      ------
              Units, end of year..........      192          31
                                             ======      ======
              Unit value, end of year.....   $17.48      $16.35
              Assets, end of year.........   $3,358      $  507
              Investment income ratio/(1)/     0.00%       0.00%
              Total return/(2)/...........     6.90%      30.84%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                ------------------------------------------
                                        Emerging Small Company Trust
                                ------------------------------------------
                                Year Ended Year Ended Year Ended Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                ---------- ---------- ---------- ----------
   Units, beginning of year....    5,076      4,723      8,455       8,705
   Units issued................    1,042      1,128        958       1,178
   Units redeemed..............   (2,771)      (775)    (4,690)     (1,428)
                                 -------    -------    -------    --------
   Units, end of year..........    3,347      5,076      4,723       8,455
                                 =======    =======    =======    ========
   Unit value, end of year.....  $ 14.29    $ 12.82    $  9.17    $  12.96
   Assets, end of year.........  $47,846    $65,061    $43,321    $109,547
   Investment income ratio/(1)/     0.00%      0.00%      0.00%       0.00%
   Total return/(2)/...........    11.51%     39.73%    (29.20%)    (22.24%)

                                                Sub-Account
                                -------------------------------------------
                                            Equity-Income Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    23,364     23,882      7,078        644
   Units issued................    16,065     22,005     26,518      7,645
   Units redeemed..............    (8,858)   (22,523)    (9,714)    (1,211)
                                 --------   --------   --------    -------
   Units, end of year..........    30,571     23,364     23,882      7,078
                                 ========   ========   ========    =======
   Unit value, end of year.....  $  14.40   $  12.54   $   9.99    $ 11.52
   Assets, end of year.........  $440,193   $293,022   $238,524    $81,523
   Investment income ratio/(1)/      1.14%      1.39%      1.40%      0.44%
   Total return/(2)/...........     14.81%     25.58%    (13.28%)     1.29%

                                                 Sub-Account
                                 -----------------------------------------
                                             Equity Index Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    1,050      1,221        926        653
    Units issued................      578         74        556        493
    Units redeemed..............     (169)      (245)      (261)      (220)
                                  -------     ------    -------    -------
    Units, end of year..........    1,459      1,050      1,221        926
                                  =======     ======    =======    =======
    Unit value, end of year.....  $ 10.18     $ 9.21    $  7.18    $  9.24
    Assets, end of year.........  $14,850     $9,676    $ 8,770    $ 8,561
    Investment income ratio/(1)/     0.92%      1.43%      0.82%      0.71%
    Total return/(2)/...........    10.48%     28.27%    (22.30%)   (12.26%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                -------------------------------------------
                                          Financial Services Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended Period Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ---------- ---------- ---------- ------------
   Units, beginning of year....    4,277        632        264          --
   Units issued................    2,661      3,851        455         283
   Units redeemed..............     (400)      (206)       (87)        (19)
                                 -------    -------    -------      ------
   Units, end of year..........    6,538      4,277        632         264
                                 =======    =======    =======      ======
   Unit value, end of year.....  $ 14.09    $ 12.76    $  9.55      $11.63
   Assets, end of year.........  $92,098    $54,574    $ 6,038      $3,069
   Investment income ratio/(1)/     0.37%      0.05%      0.00%       0.11%
   Total return/(2)/...........    10.38%     33.58%    (17.88%)     (6.93%)

* Reflects the period of commencement of operations on May 1, 2001 through December 31, 2001.

                                                 Sub-Account
                                -------------------------------------------
                                           Fundamental Value Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended Period Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ---------- ---------- ---------- ------------
   Units, beginning of year....     8,641      4,281       383          --
   Units issued................     4,284      6,091     4,334         387
   Units redeemed..............    (1,396)    (1,731)     (436)         (4)
                                 --------   --------   -------      ------
   Units, end of year..........    11,529      8,641     4,281         383
                                 ========   ========   =======      ======
   Unit value, end of year.....  $  14.27   $  12.76   $  9.83      $11.73
   Assets, end of year.........  $164,493   $110,274   $42,078      $4,491
   Investment income ratio/(1)/      0.47%      0.19%     0.04%       0.00%
   Total return/(2)/...........     11.80%     29.83%   (16.20%)     (6.16%)

* Reflects the period of commencement of operations on May 1, 2001 through December 31, 2001.

                                                Sub-Account
                                ------------------------------------------
                                                Global Trust
                                ------------------------------------------
                                Year Ended Year Ended Year Ended Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                ---------- ---------- ---------- ----------
   Units, beginning of year....     7,868      6,705    12,768      12,777
   Units issued................     2,852     13,942     2,163       3,219
   Units redeemed..............      (550)   (12,779)   (8,226)     (3,228)
                                 --------   --------   -------    --------
   Units, end of year..........    10,170      7,868     6,705      12,768
                                 ========   ========   =======    ========
   Unit value, end of year.....  $  11.19   $   9.75   $  7.65    $   9.46
   Assets, end of year.........  $113,832   $ 76,744   $51,310    $120,802
   Investment income ratio/(1)/      1.62%      0.48%     1.44%       2.62%
   Total return/(2)/...........     14.75%     27.46%   (19.11%)    (16.09%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)



                                                Sub-Account
                                     --------------------------------
                                          Global Allocation Trust
                                     --------------------------------
                                     Year Ended Year Ended  Year Ended
                                     Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                     ---------- ---------- ------------
        Units, beginning of year....    2,732        848          --
        Units issued................      928      1,997         918
        Units redeemed..............     (190)      (113)        (70)
                                      -------    -------     -------
        Units, end of year..........    3,470      2,732         848
                                      =======    =======     =======
        Unit value, end of year.....  $ 11.47    $ 10.18     $  8.05
        Assets, end of year.........  $39,805    $27,793     $ 6,825
        Investment income ratio/(1)/     0.98%      0.22%       0.00%
        Total return/(2)/...........    12.73%     26.43%     (23.21%)

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                 ------------------------------------------
                                              Global Bond Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     2,551       308         24        --
    Units issued................     8,329     3,520        318        30
    Units redeemed..............      (383)   (1,277)       (34)       (6)
                                  --------   -------     ------     -----
    Units, end of year..........    10,497     2,551        308        24
                                  ========   =======     ======     =====
    Unit value, end of year.....  $  14.56   $ 13.21     $11.44     $9.53
    Assets, end of year.........  $152,809   $33,688     $3,526     $ 229
    Investment income ratio/(1)/      1.92%     1.86%      0.00%     0.00%
    Total return/(2)/...........     10.24%    15.40%     20.12%     0.53%


                                                 Sub-Account
                                -------------------------------------------
                                            Growth & Income Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    66,744     62,157     48,091      44,117
   Units issued................     6,641     11,273     46,527      11,249
   Units redeemed..............   (18,413)    (6,686)   (32,461)     (7,275)
                                 --------   --------   --------    --------
   Units, end of year..........    54,972     66,744     62,157      48,091
                                 ========   ========   ========    ========
   Unit value, end of year.....  $   9.61   $   9.00   $   7.11    $   9.40
   Assets, end of year.........  $528,253   $600,702   $441,927    $451,836
   Investment income ratio/(1)/      0.83%      0.93%      0.57%       0.41%
   Total return/(2)/...........      6.77%     26.59%    (24.33%)    (11.28%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                --------------------------------------------
                                            Health Sciences Trust
                                --------------------------------------------
                                Year Ended Year Ended Year Ended Period Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ---------- ---------- ---------- ------------
   Units, beginning of year....     6,320     4,548      3,544          --
   Units issued................     1,376     2,304      5,105       3,551
   Units redeemed..............      (456)     (532)    (4,101)         (7)
                                 --------   -------    -------     -------
   Units, end of year..........     7,240     6,320      4,548       3,544
                                 ========   =======    =======     =======
   Unit value, end of year.....  $  15.48   $ 13.42    $  9.85     $ 13.54
   Assets, end of year.........  $112,026   $84,810    $44,812     $47,988
   Investment income ratio/(1)/      0.00%     0.00%      0.00%       0.00%
   Total return/(2)/...........     15.31%    36.22%    (27.24%)      8.32%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.


                                                Sub-Account
                                ------------------------------------------
                                              High Yield Trust
                                ------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    21,088     17,585      5,731        292
   Units issued................     5,217     22,865     12,717      5,555
   Units redeemed..............   (11,274)   (19,362)      (863)      (116)
                                 --------   --------   --------    -------
   Units, end of year..........    15,031     21,088     17,585      5,731
                                 ========   ========   ========    =======
   Unit value, end of year.....  $  11.88   $  10.69   $   8.59    $  9.23
   Assets, end of year.........  $178,566   $225,553   $151,141    $52,896
   Investment income ratio/(1)/      5.11%      5.29%      6.26%      4.88%
   Total return/(2)/...........     11.06%     24.41%     (6.87%)    (5.48%)

                                                 Sub-Account
                                 ------------------------------------------
                                            Income & Value Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     7,571     6,278        521         --
    Units issued................     5,225     2,022      6,261        556
    Units redeemed..............    (1,119)     (729)      (504)       (35)
                                  --------   -------    -------     ------
    Units, end of year..........    11,677     7,571      6,278        521
                                  ========   =======    =======     ======
    Unit value, end of year.....  $  12.92   $ 12.00    $  9.49     $11.29
    Assets, end of year.........  $150,894   $90,892    $59,584     $5,883
    Investment income ratio/(1)/      0.98%     1.85%      2.16%      0.00%
    Total return/(2)/...........      7.65%    26.48%    (15.93%)     0.98%

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                            --------------------
                                            International Equity
                                                 Index Fund
                                            --------------------
                                                Period Ended
                                                Dec. 31/04##
                                            --------------------
               Units, beginning of year....            --
               Units issued................         2,492
               Units redeemed..............           (61)
                                                  -------
               Units, end of year..........         2,431
                                                  =======
               Unit value, end of year.....       $ 14.81
               Assets, end of year.........       $35,999
               Investment income ratio/(1)/          0.51%
               Total return/(2)/...........         18.44%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                Sub-Account
                                     --------------------------------
                                         International Index Trust
                                     --------------------------------
                                     Year Ended Year Ended  Year Ended
                                     Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                     ---------- ---------- ------------
        Units, beginning of year....    1,033        174          --
        Units issued................    1,512      1,105         204
        Units redeemed..............   (2,545)      (246)        (30)
                                      -------     ------     -------
        Units, end of year..........       --      1,033         174
                                      =======     ======     =======
        Unit value, end of year.....  $  9.91     $ 9.58     $  7.24
        Assets, end of year.........  $    --     $9,895     $ 1,257
        Investment income ratio/(1)/     1.48%      2.52%       2.06%
        Total return/(2)/...........     3.46%     32.18%     (17.15%)

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                 -----------------------------------------
                                        International Small Cap Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    5,539      5,297      9,696      9,624
    Units issued................    1,251      1,057        733      1,694
    Units redeemed..............   (3,119)      (815)    (5,132)    (1,622)
                                  -------    -------    -------    -------
    Units, end of year..........    3,671      5,539      5,297      9,696
                                  =======    =======    =======    =======
    Unit value, end of year.....  $ 13.77    $ 11.37    $  7.34    $  8.81
    Assets, end of year.........  $50,538    $62,981    $38,874    $85,451
    Investment income ratio/(1)/     0.09%      0.00%      0.00%      0.00%
    Total return/(2)/...........    21.07%     54.95%    (16.73%)   (31.10%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                ------------------------------------------
                                         International Stock Trust
                                ------------------------------------------
                                Year Ended Year Ended Year Ended Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                ---------- ---------- ---------- ----------
   Units, beginning of year....    8,503      8,214     13,999      14,599
   Units issued................    1,831      1,662      1,944       1,882
   Units redeemed..............   (4,040)    (1,373)    (7,729)     (2,482)
                                 -------    -------    -------    --------
   Units, end of year..........    6,294      8,503      8,214      13,999
                                 =======    =======    =======    ========
   Unit value, end of year.....  $  9.69    $  8.39    $  6.44    $   8.22
   Assets, end of year.........  $61,015    $71,313    $52,879    $115,070
   Investment income ratio/(1)/     0.66%      0.48%      0.51%       0.20%
   Total return/(2)/...........    15.60%     30.27%    (21.69%)    (21.54%)


                                                 Sub-Account
                                 -----------------------------------------
                                          International Value Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     3,385     1,222        745        158
    Units issued................     7,075     2,769      1,089        706
    Units redeemed..............      (736)     (606)      (612)      (119)
                                  --------   -------    -------     ------
    Units, end of year..........     9,724     3,385      1,222        745
                                  ========   =======    =======     ======
    Unit value, end of year.....  $  15.81   $ 13.01    $  8.98     $10.93
    Assets, end of year.........  $153,774   $44,038    $10,979     $8,148
    Investment income ratio/(1)/      1.09%     0.69%      0.68%      0.76%
    Total return/(2)/...........     21.55%    44.87%    (17.84%)    (9.97%)

                                                 Sub-Account
                                 ------------------------------------------
                                        Investment Quality Bond Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    26,345     18,344      5,368        29
    Units issued................     6,592     21,208     14,458     5,471
    Units redeemed..............   (10,038)   (13,207)    (1,482)     (132)
                                  --------   --------   --------   -------
    Units, end of year..........    22,899     26,345     18,344     5,368
                                  ========   ========   ========   =======
    Unit value, end of year.....  $  14.35   $  13.69   $  12.76   $ 11.61
    Assets, end of year.........  $328,600   $360,700   $234,021   $62,300
    Investment income ratio/(1)/      5.87%      4.53%      4.72%     0.42%
    Total return/(2)/...........      4.81%      7.32%      9.94%     7.33%

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                -------------------------------------------
                                           Large Cap Growth Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    20,834     24,655     29,100      28,570
   Units issued................     8,615     27,739     23,497       5,346
   Units redeemed..............    (8,702)   (31,560)   (27,942)     (4,816)
                                 --------   --------   --------    --------
   Units, end of year..........    20,747     20,834     24,655      29,100
                                 ========   ========   ========    ========
   Unit value, end of year.....  $   8.80   $   8.28   $   6.61    $   8.57
   Assets, end of year.........  $182,491   $172,590   $162,977    $249,260
   Investment income ratio/(1)/      0.25%      0.26%      0.43%       0.00%
   Total return/(2)/...........      6.18%     25.33%    (22.83%)    (17.81%)

                                                 Sub-Account
                                           ----------------------
                                            Large Cap Value Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03^
                                           ---------- ------------
              Units, beginning of year....    2,868          --
              Units issued................    1,737       2,893
              Units redeemed..............     (333)        (25)
                                            -------     -------
              Units, end of year..........    4,272       2,868
                                            =======     =======
              Unit value, end of year.....  $ 19.43     $ 15.96
              Assets, end of year.........  $83,020     $45,759
              Investment income ratio/(1)/     0.82%       0.00%
              Total return/(2)/...........    21.80%      27.65%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                Sub-Account
                                     --------------------------------
                                      Lifestyle Aggressive 1000 Trust
                                     --------------------------------
                                     Year Ended Year Ended  Year Ended
                                     Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                     ---------- ---------- ------------
        Units, beginning of year....    1,349      1,202          --
        Units issued................    3,203        325       2,474
        Units redeemed..............     (357)      (178)     (1,272)
                                      -------    -------     -------
        Units, end of year..........    4,195      1,349       1,202
                                      =======    =======     =======
        Unit value, end of year.....  $ 11.48    $  9.89     $  7.33
        Assets, end of year.........  $48,150    $13,337     $ 8,814
        Investment income ratio/(1)/     0.51%      0.41%       0.37%
        Total return/(2)/...........    16.06%     34.90%     (20.71%)

++ Fund available in prior year but no activity.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                     ---------------------------------
                                        Lifestyle Balanced 640 Trust
                                     ---------------------------------
                                     Year Ended  Year Ended  Year Ended
                                     Dec. 31/04  Dec. 31/03 Dec. 31/02++
                                     ----------  ---------- ------------
        Units, beginning of year....     24,690      1,252         --
        Units issued................    243,586     24,089      1,392
        Units redeemed..............     (5,662)      (651)      (140)
                                     ----------   --------    -------
        Units, end of year..........    262,614     24,690      1,252
                                     ==========   ========    =======
        Unit value, end of year..... $    13.73   $  12.09    $  9.76
        Assets, end of year......... $3,604,203   $298,594    $12,212
        Investment income ratio/(1)/       2.78%      0.54%      0.55%
        Total return/(2)/...........      13.50%     23.97%     (9.95%)

++ Fund available in prior year but no activity.


                                                 Sub-Account
                                           ----------------------
                                                  Lifestyle
                                           Conservative 280 Trust
                                           ----------------------
                                           Year Ended  Year Ended
                                           Dec. 31/04 Dec. 31/03++
                                           ---------- ------------
              Units, beginning of year....    12,746          --
              Units issued................     7,454      13,441
              Units redeemed..............    (2,829)       (695)
                                            --------    --------
              Units, end of year..........    17,371      12,746
                                            ========    ========
              Unit value, end of year.....  $  14.19    $  13.07
              Assets, end of year.........  $246,488    $166,561
              Investment income ratio/(1)/      2.74%       0.69%
              Total return/(2)/...........      8.60%      11.55%

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                -------------------------------------------
                                         Lifestyle Growth 820 Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01++
                                ---------- ---------- ---------- ------------
   Units, beginning of year....     8,740     5,150      5,603          --
   Units issued................    21,893     4,394      5,434       5,923
   Units redeemed..............    (1,154)     (804)    (5,887)       (320)
                                 --------   -------    -------     -------
   Units, end of year..........    29,479     8,740      5,150       5,603
                                 ========   =======    =======     =======
   Unit value, end of year.....  $  12.63   $ 11.02    $  8.51     $ 10.11
   Assets, end of year.........  $372,374   $96,340    $43,822     $56,645
   Investment income ratio/(1)/      1.12%     1.04%      2.28%       0.00%
   Total return/(2)/...........     14.59%    29.56%    (15.85%)     (8.97%)

++ Fund available in prior year but no activity.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                     --------------------------------
                                        Lifestyle Moderate 460 Trust
                                     --------------------------------
                                     Year Ended Year Ended  Year Ended
                                     Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                     ---------- ---------- ------------
        Units, beginning of year....       415       210          --
        Units issued................    36,972       221         223
        Units redeemed..............      (193)      (16)        (13)
                                      --------    ------      ------
        Units, end of year..........    37,194       415         210
                                      ========    ======      ======
        Unit value, end of year.....  $  13.79    $12.42      $10.54
        Assets, end of year.........  $512,934    $5,151      $2,218
        Investment income ratio/(1)/      0.31%     2.51%       1.73%
        Total return/(2)/...........     11.04%    17.83%      (4.04%)

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                           ----------------------
                                             Mid Cap Core Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03^
                                           ---------- ------------
              Units, beginning of year....      425          --
              Units issued................      397         466
              Units redeemed..............     (297)        (41)
                                             ------      ------
              Units, end of year..........      525         425
                                             ======      ======
              Unit value, end of year.....   $17.51      $15.32
              Assets, end of year.........   $9,194      $6,514
              Investment income ratio/(1)/     0.00%       0.00%
              Total return/(2)/...........    14.31%      22.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                 Sub-Account
                                 -----------------------------------------
                                             Mid Cap Index Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     6,580     4,729      2,395        130
    Units issued................     2,332     2,485      3,555      2,356
    Units redeemed..............    (1,604)     (634)    (1,221)       (91)
                                  --------   -------    -------    -------
    Units, end of year..........     7,308     6,580      4,729      2,395
                                  ========   =======    =======    =======
    Unit value, end of year.....  $  17.40   $ 15.02    $ 11.17    $ 13.16
    Assets, end of year.........  $127,175   $98,861    $52,805    $31,519
    Investment income ratio/(1)/      0.40%     0.00%      0.58%      2.08%
    Total return/(2)/...........     15.83%    34.56%    (15.16%)    (1.73%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 -----------------------------------------
                                             Mid Cap Stock Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     9,217      3,507     2,429      1,131
    Units issued................     5,182      6,796     1,590      1,499
    Units redeemed..............    (1,627)    (1,086)     (512)      (201)
                                  --------   --------   -------    -------
    Units, end of year..........    12,772      9,217     3,507      2,429
                                  ========   ========   =======    =======
    Unit value, end of year.....  $  14.13   $  11.87   $  8.34    $ 10.77
    Assets, end of year.........  $180,462   $109,402   $29,246    $26,164
    Investment income ratio/(1)/      0.00%      0.00%     0.00%      0.00%
    Total return/(2)/...........     19.04%     42.33%   (22.56%)   (10.99%)


                                                 Sub-Account
                                --------------------------------------------
                                             Mid Cap Value Trust
                                --------------------------------------------
                                Year Ended Year Ended Year Ended Period Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ---------- ---------- ---------- ------------
   Units, beginning of year....     6,181     4,035        264          --
   Units issued................     4,382     3,223      4,069         295
   Units redeemed..............      (823)   (1,077)      (298)        (31)
                                 --------   -------    -------      ------
   Units, end of year..........     9,740     6,181      4,035         264
                                 ========   =======    =======      ======
   Unit value, end of year.....  $  18.36   $ 14.75    $ 11.77      $13.09
   Assets, end of year.........  $178,816   $91,171    $47,482      $3,450
   Investment income ratio/(1)/      0.50%     0.33%      0.00%       0.49%
   Total return/(2)/...........     24.46%    25.36%    (10.11%)      4.72%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                Sub-Account
                               ---------------------------------------------
                                             Money Market Trust
                               ---------------------------------------------
                               Year Ended  Year Ended  Year Ended  Year Ended
                               Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                               ----------  ----------  ----------  ----------
  Units, beginning of year....    185,160     178,513      64,557     20,792
  Units issued................    464,096     121,129     191,003     63,217
  Units redeemed..............   (459,602)   (114,482)    (77,047)   (19,452)
                               ----------  ----------  ----------   --------
  Units, end of year..........    189,654     185,160     178,513     64,557
                               ==========  ==========  ==========   ========
  Unit value, end of year..... $    11.76  $    11.67  $    11.60   $  11.46
  Assets, end of year......... $2,231,134  $2,160,560  $2,070,945   $739,983
  Investment income ratio/(1)/       0.76%       0.58%       1.18%      3.59%
  Total return/(2)/...........       0.76%       0.58%       1.18%      3.59%

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                                ------------
                                                  Natural
                                                 Resources
                                                   Trust
                                                ------------
                                                 Year Ended
                                                Dec. 31/04++
                                                ------------
                   Units, beginning of year....        --
                   Units issued................       578
                   Units redeemed..............       (15)
                                                  -------
                   Units, end of year..........       563
                                                  =======
                   Unit value, end of year.....   $ 22.38
                   Assets, end of year.........   $12,594
                   Investment income ratio/(1)/      0.01%
                   Total return/(2)/...........     24.31%

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                 -----------------------------------------
                                               Overseas Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    3,495      3,635      2,812      1,256
    Units issued................    2,871      1,498      1,874      2,032
    Units redeemed..............     (456)    (1,638)    (1,051)      (476)
                                  -------    -------    -------    -------
    Units, end of year..........    5,910      3,495      3,635      2,812
                                  =======    =======    =======    =======
    Unit value, end of year.....  $ 10.84    $  9.70    $  6.74    $  8.58
    Assets, end of year.........  $64,054    $33,884    $24,503    $24,152
    Investment income ratio/(1)/     0.32%      0.46%      0.45%      0.23%
    Total return/(2)/...........    11.79%     43.84%    (21.44%)   (21.09%)

                                                 Sub-Account
                                 -----------------------------------------
                                              Pacific Rim Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    1,575      1,138         77         44
    Units issued................       84        800      1,100         47
    Units redeemed..............     (961)      (363)       (39)       (14)
                                   ------    -------    -------    -------
    Units, end of year..........      698      1,575      1,138         77
                                   ======    =======    =======    =======
    Unit value, end of year.....   $14.00    $ 11.98    $  8.51    $  9.73
    Assets, end of year.........   $9,774    $18,867    $ 9,682    $   753
    Investment income ratio/(1)/     0.71%      0.11%      0.04%      0.29%
    Total return/(2)/...........    16.89%     40.70%    (12.53%)   (18.57%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                              ----------------
                                              Quantitative All
                                                 Cap Trust
                                              ----------------
                                                 Year Ended
                                                Dec. 31/04##
                                              ----------------
                 Units, beginning of year....          --
                 Units issued................           3
                 Units redeemed..............          (1)
                                                   ------
                 Units, end of year..........           2
                                                   ======
                 Unit value, end of year.....      $17.88
                 Assets, end of year.........      $   42
                 Investment income ratio/(1)/        0.74%
                 Total return/(2)/...........       14.91%

## Reflects the period from commencement of operations on May 3, 2003 through December 31, 2004.

                                                Sub-Account
                              ----------------------------------------------
                                         Quantitative Equity Trust
                              ----------------------------------------------
                               Year Ended   Year Ended Year Ended  Year Ended
                              Dec. 31/04 xx Dec. 31/03 Dec. 31/02  Dec. 31/01
                              ------------- ---------- ----------  ----------
 Units, beginning of year....     13,049       14,038     26,366      26,944
 Units issued................      2,276        1,163      2,875       3,771
 Units redeemed..............    (15,325)      (2,152)   (15,203)     (4,349)
                                --------     --------   --------    --------
 Units, end of year..........         --       13,049     14,038      26,366
                                ========     ========   ========    ========
 Unit value, end of year.....   $   8.57     $   8.59   $   6.96    $   9.63
 Assets, end of year.........   $     --     $112,146   $ 97,653    $253,939
 Investment income ratio/(1)/       0.72%        0.64%      0.35%       0.29%
 Total return/(2)/...........      (0.23%)      23.55%    (27.78%)    (22.95%)

xx Terminated as an investment option and funds transferred to U.S. Large Cap Trust on May 3, 2004.

                                                Sub-Account
                                     --------------------------------
                                         Quantitative Mid Cap Trust
                                     --------------------------------
                                     Year Ended Year Ended  Year Ended
                                     Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                     ---------- ---------- ------------
        Units, beginning of year....      470          1          --
        Units issued................    1,086        551           8
        Units redeemed..............      (58)       (82)         (7)
                                      -------     ------     -------
        Units, end of year..........    1,498        470           1
                                      =======     ======     =======
        Unit value, end of year.....  $ 12.92     $10.93     $  7.89
        Assets, end of year.........  $19,350     $5,133     $     5
        Investment income ratio/(1)/     0.00%      0.00%       0.00%
        Total return/(2)/...........    18.21%     38.53%     (22.65%)

++ Fund available in prior year but no activity.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)



                                                 Sub-Account
                                 ------------------------------------------
                                        Real Estate Securities Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    10,506      9,703        561       231
    Units issued................     2,018      1,436      9,389       385
    Units redeemed..............      (654)      (633)      (247)      (55)
                                  --------   --------   --------    ------
    Units, end of year..........    11,870     10,506      9,703       561
                                  ========   ========   ========    ======
    Unit value, end of year.....  $  22.36   $  16.94   $  12.17    $11.86
    Assets, end of year.........  $265,430   $177,934   $118,093    $6,654
    Investment income ratio/(1)/      2.24%      2.59%      3.30%     1.91%
    Total return/(2)/...........     32.04%     39.14%      2.58%     3.15%

                                                Sub-Account
                                                ------------
                                                Real Return
                                                 Bond Trust
                                                ------------
                                                 Year Ended
                                                Dec. 31/04++
                                                ------------
                   Units, beginning of year....        --
                   Units issued................       515
                   Units redeemed..............       (39)
                                                   ------
                   Units, end of year..........       476
                                                   ======
                   Unit value, end of year.....    $14.30
                   Assets, end of year.........    $6,804
                   Investment income ratio/(1)/      0.00%
                   Total return/(2)/...........      9.07%

++ Fund available in prior year but no activity.

                                                Sub-Account
                                ------------------------------------------
                                         Science & Technology Trust
                                ------------------------------------------
                                Year Ended Year Ended Year Ended Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                ---------- ---------- ---------- ----------
   Units, beginning of year....    28,158     18,018    17,279      12,290
   Units issued................    10,282     13,615     7,923       7,023
   Units redeemed..............    (7,064)    (3,475)   (7,184)     (2,034)
                                 --------   --------   -------    --------
   Units, end of year..........    31,376     28,158    18,018      17,279
                                 ========   ========   =======    ========
   Unit value, end of year.....  $   6.65   $   6.59   $  4.38    $   7.40
   Assets, end of year.........  $208,647   $185,631   $78,981    $127,852
   Investment income ratio/(1)/      0.00%      0.00%     0.00%       0.00%
   Total return/(2)/...........      0.86%     50.37%   (40.76%)    (41.25%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 ------------------------------------------
                                            Small Cap Index Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     5,923     3,031        781         --
    Units issued................     2,774     3,398      3,616        826
    Units redeemed..............      (612)     (506)    (1,366)       (45)
                                  --------   -------    -------     ------
    Units, end of year..........     8,085     5,923      3,031        781
                                  ========   =======    =======     ======
    Unit value, end of year.....  $  15.96   $ 13.60    $  9.33     $11.88
    Assets, end of year.........  $129,001   $80,546    $28,276     $9,282
    Investment income ratio/(1)/      0.29%     0.00%      1.13%      7.07%
    Total return/(2)/...........     17.33%    45.79%    (21.47%)     1.41%


                                                 Sub-Account
                                             -------------------
                                                  Small Cap
                                             Opportunities Trust
                                             -------------------
                                               Year Ended Dec.
                                                   31/04++
                                             -------------------
                Units, beginning of year....            --
                Units issued................           131
                Units redeemed..............           (15)
                                                   -------
                Units, end of year..........           116
                                                   =======
                Unit value, end of year.....       $ 22.01
                Assets, end of year.........       $ 2,557
                Investment income ratio/(1)/         0.00%
                Total return/(2)/...........        25.78%

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                 ------------------------------------------
                                          Small Company Blend Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    3,932      2,284         954       164
    Units issued................    1,403      2,100       1,689       916
    Units redeemed..............   (1,550)      (452)       (359)     (126)
                                  -------    -------    --------   -------
    Units, end of year..........    3,785      3,932       2,284       954
                                  =======    =======    ========   =======
    Unit value, end of year.....  $ 14.05    $ 13.11    $   9.38   $ 12.60
    Assets, end of year.........  $53,182    $51,537    $ 21,431   $12,026
    Investment income ratio/(1)/    0.00%      0.00%       0.14%     0.00%
    Total return/(2)/...........    7.19%     39.71%     (25.55%)   (2.30%)

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)



                                                Sub-Account
                                -------------------------------------------
                                         Small Company Value Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    16,417     14,054      8,232        388
   Units issued................     6,333      3,851     11,127      8,141
   Units redeemed..............    (1,022)    (1,488)    (5,305)      (297)
                                 --------   --------   --------    -------
   Units, end of year..........    21,728     16,417     14,054      8,232
                                 ========   ========   ========    =======
   Unit value, end of year.....  $  19.07   $  15.23   $  11.40    $ 12.11
   Assets, end of year.........  $414,315   $250,055   $160,148    $99,712
   Investment income ratio/(1)/      0.15%      0.40%      0.26%      0.10%
   Total return/(2)/...........     25.20%     33.66%     (5.93%)     6.54%

                                                 Sub-Account
                                           ----------------------
                                             Special Value Trust
                                           ----------------------
                                           Year Ended Period Ended
                                           Dec. 31/04 Dec. 31/03^
                                           ---------- ------------
              Units, beginning of year....      130          --
              Units issued................      261         140
              Units redeemed..............      (35)        (10)
                                             ------      ------
              Units, end of year..........      356         130
                                             ======      ======
              Unit value, end of year.....   $19.01      $15.82
              Assets, end of year.........   $6,767      $2,051
              Investment income ratio/(1)/     0.00%       0.00%
              Total return/(2)/...........    20.18%      26.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                 Sub-Account
                                 ------------------------------------------
                                            Strategic Bond Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    19,097     12,505     27,510     30,987
    Units issued................     3,903      8,888      1,544      1,113
    Units redeemed..............   (10,741)    (2,296)   (16,549)    (4,590)
                                  --------   --------   --------   --------
    Units, end of year..........    12,259     19,097     12,505     27,510
                                  ========   ========   ========   ========
    Unit value, end of year.....  $  15.30   $  14.35   $  12.68   $  11.64
    Assets, end of year.........  $187,609   $273,992   $158,608   $320,278
    Investment income ratio/(1)/      3.18%      3.49%      8.90%      7.65%
    Total return/(2)/...........      6.67%     13.11%      8.96%      6.24%

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                Sub-Account
                                     --------------------------------
                                           Strategic Growth Trust
                                     --------------------------------
                                     Year Ended Year Ended  Year Ended
                                     Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                     ---------- ---------- ------------
        Units, beginning of year....    2,259        387          --
        Units issued................    1,294      1,940         432
        Units redeemed..............     (129)       (68)        (45)
                                      -------    -------     -------
        Units, end of year..........    3,424      2,259         387
                                      =======    =======     =======
        Unit value, end of year.....  $ 10.72    $ 10.06     $  7.93
        Assets, end of year.........  $36,710    $22,727     $ 3,069
        Investment income ratio/(1)/     0.00%      0.00%       0.00%
        Total return/(2)/...........     6.56%     26.86%     (28.04%)

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                -------------------------------------------
                                        Strategic Opportunities Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                                ---------- ---------- ----------  ----------
   Units, beginning of year....    25,730     20,172     19,278      15,842
   Units issued................     7,213      7,878      9,797       5,966
   Units redeemed..............    (9,996)    (2,320)    (8,903)     (2,530)
                                 --------   --------   --------    --------
   Units, end of year..........    22,947     25,730     20,172      19,278
                                 ========   ========   ========    ========
   Unit value, end of year.....  $   8.58   $   7.64   $   6.07    $   9.91
   Assets, end of year.........  $196,867   $196,542   $122,446    $191,095
   Investment income ratio/(1)/      0.08%      0.00%      0.00%       0.48%
   Total return/(2)/...........     12.31%     25.83%    (38.77%)    (15.25%)

                                                 Sub-Account
                                -------------------------------------------
                                            Strategic Value Trust
                                -------------------------------------------
                                Year Ended Year Ended Year Ended Period Ended
                                Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                                ---------- ---------- ---------- ------------
   Units, beginning of year....      846        611         90          --
   Units issued................      333        578        667         111
   Units redeemed..............     (127)      (343)      (146)        (21)
                                 -------     ------    -------     -------
   Units, end of year..........    1,052        846        611          90
                                 =======     ======    =======     =======
   Unit value, end of year.....  $ 11.84     $10.03    $  7.79     $ 10.70
   Assets, end of year.........  $12,448     $8,487    $ 4,758     $   966
   Investment income ratio/(1)/     0.34%      0.02%      0.00%       0.00%
   Total return/(2)/...........    17.98%     28.77%    (27.20%)    (14.40%)

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 ------------------------------------------
                                             Total Return Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    18,923     15,105      5,178        92
    Units issued................     4,332      5,867     10,898     5,322
    Units redeemed..............    (8,158)    (2,049)      (971)     (236)
                                  --------   --------   --------   -------
    Units, end of year..........    15,097     18,923     15,105     5,178
                                  ========   ========   ========   =======
    Unit value, end of year.....  $  17.93   $  17.08   $  16.27   $ 14.86
    Assets, end of year.........  $270,713   $323,303   $245,736   $76,920
    Investment income ratio/(1)/      3.90%      2.43%      2.44%     2.42%
    Total return/(2)/...........      4.96%      5.01%      9.52%     8.28%

                                                 Sub-Account
                                 -----------------------------------------
                                       Total Stock Market Index Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    10,326      6,973     1,864         --
    Units issued................     2,913      3,839     5,698      2,051
    Units redeemed..............      (473)      (486)     (589)      (187)
                                  --------   --------   -------    -------
    Units, end of year..........    12,766     10,326     6,973      1,864
                                  ========   ========   =======    =======
    Unit value, end of year.....  $  11.44   $  10.24   $  7.84    $  9.96
    Assets, end of year.........  $146,010   $105,687   $54,673    $18,572
    Investment income ratio/(1)/      0.57%      0.00%     1.12%      2.70%
    Total return/(2)/...........     11.73%     30.55%   (21.29%)   (11.41%)

                                                 Sub-Account
                                 ------------------------------------------
                                      U.S. Government Securities Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    34,492     26,203     12,983        384
    Units issued................    11,561     12,842     15,867     12,827
    Units redeemed..............   (15,805)    (4,553)    (2,647)      (228)
                                  --------   --------   --------   --------
    Units, end of year..........    30,248     34,492     26,203     12,983
                                  ========   ========   ========   ========
    Unit value, end of year.....  $  13.43   $  13.05   $  12.83   $  11.88
    Assets, end of year.........  $406,225   $450,219   $336,205   $154,261
    Investment income ratio/(1)/      1.90%      2.94%      3.35%      1.07%
    Total return/(2)/...........      2.88%      1.73%      7.99%      7.03%

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


                                                 Sub-Account
                                 -----------------------------------------
                                            U.S. Large Cap Trust
                                 -----------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....     9,388      5,165     2,818        527
    Units issued................    11,081      5,729     3,225      2,658
    Units redeemed..............    (1,400)    (1,506)     (878)      (367)
                                  --------   --------   -------    -------
    Units, end of year..........    19,069      9,388     5,165      2,818
                                  ========   ========   =======    =======
    Unit value, end of year.....  $  14.43   $  13.19   $  9.62    $ 12.86
    Assets, end of year.........  $275,100   $123,810   $49,694    $36,239
    Investment income ratio/(1)/      0.22%      0.31%     0.25%      0.30%
    Total return/(2)/...........      9.39%     37.06%   (25.18%)    (2.55%)

                                                 Sub-Account
                                           ----------------------
                                               Utilities Trust
                                           ----------------------
                                           Year Ended  Year Ended
                                           Dec. 31/04 Dec. 31/03++
                                           ---------- ------------
              Units, beginning of year....      602          --
              Units issued................      479         626
              Units redeemed..............      (46)        (24)
                                            -------     -------
              Units, end of year..........    1,035         602
                                            =======     =======
              Unit value, end of year.....  $ 12.44     $  9.61
              Assets, end of year.........  $12,883     $ 5,786
              Investment income ratio/(1)/    1.09%       0.00%
              Total return/(2)/...........   29.42%      34.54%

++ Fund available in prior year but no activity.

                                                 Sub-Account
                                 ------------------------------------------
                                                 Value Trust
                                 ------------------------------------------
                                 Year Ended Year Ended Year Ended Year Ended
                                 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                                 ---------- ---------- ---------- ----------
    Units, beginning of year....    14,870     10,345      6,187       761
    Units issued................     5,425      5,715      5,628     6,612
    Units redeemed..............    (4,226)    (1,190)    (1,470)   (1,186)
                                  --------   --------   --------   -------
    Units, end of year..........    16,069     14,870     10,345     6,187
                                  ========   ========   ========   =======
    Unit value, end of year.....  $  14.97   $  13.00   $   9.37   $ 12.13
    Assets, end of year.........  $240,568   $193,282   $ 96,909   $75,081
    Investment income ratio/(1)/     0.53%      1.06%      0.71%     0.51%
    Total return/(2)/...........    15.18%     38.75%    (22.80%)    3.42%

    THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                               December 31, 2004

5. Financial Highlights -- (continued)


/(1)/ These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
/(2) /These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. Related Party Transactions

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.


7. Subsequent Event

Effective January 1, 2005, the following name changes occurred:

             Previous Name                            New Name
             -------------                            --------
   The Manufacturers Life Insurance      John Hancock Life Insurance Company
           Company (U.S.A.)                           (U.S.A.)
   The Manufacturers Life Insurance      John Hancock Life Insurance Company
          Company of New York                        of New York
   Manulife Financial Securities LLC        John Hancock Distributors LLC
    Manufacturers Investment Trust               John Hancock Trust
   The Manufacturers Life Insurance      John Hancock Life Insurance Company
 Company of New York Separate Account B     of New York Separate Account

                           NOTICE TO EXISTING OWNERS

       This product prospectus will be distributed to prospective investors in connection with sales occurring on or after May 1, 2005. However, it will also be distributed to owners who purchase their policy or contract before May 1, 2005.

       Prospectuses for policies or contracts often undergo certain changes in their terms from year to year to reflect changes in the policies or contracts. The changes include such things as the liberalization of benefits, the exercise of rights reserved under the policy or contract, the alteration of administrative procedures and changes in the investment options available (as noted below). Any such change may or may not apply to policies or contracts issued prior to the effective date of the change. This product prospectus reflects the status of the product as of May 1, 2005. Therefore, this prospectus may contain information that is inapplicable to your policy or contract. Moreover, there may be certain fund prospectuses included in this package pertaining to variable investment options that are not available to you. You should consult your policy or contract to verify whether any particular provision applies to you and which investment options you may elect. In the event of any conflict between this prospectus and your policy or contract, the terms of your policy or contract will control.

       At a special meeting of shareholders of John Hancock Variable Series Trust I ("JHVST") on April 4, 2005, shareholders voted in favor of the combination of each of the separate series or funds of JHVST into a corresponding series or fund of the John Hancock Trust ("JHT") (formerly, Manufacturers Investment Trust). The combinations were effected at the close of business on April 29, 2005. This product prospectus reflects those combinations.

                                     PART C
                                OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B) are incorporated herein by reference to exhibit A (1) to the Registration Statement on Form S-6 (File No. 333-33351) as filed with the Commission on August 8, 1997 on behalf of FNAL.

     (b)  Not applicable.

     (c) (1) Underwriting and Distribution Agreement between The Manufacturers Life Insurance Company of New York (Depositor) and Manufacturers Securities Services, LLC (Underwriter) is incorporated by reference to Exhibit (b)(3)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

          (2) Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufactures Securities Services, LLC (Underwriter), Selling Broker Dealers, and General Agent is incorporated by reference to Exhibit (b)(3)(b) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (d) Form of Flexible Premium Variable Life Insurance Policy Company is incorporated by reference to Exhibit (A)(5) to pre-effective amendment no. 1 to this Registration Statement on Form S-6, filed May 23, 2002.

     (e) Form of Application for a Flexible Premium Variable Life Insurance Policy incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

     (f) (1) Declaration of Intention and Charter of First North American Life Assurance Company is incorporated by reference to Exhibit
               (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

               i Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

               ii Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

          (2) By-laws of The Manufacturers Life Insurance Company of New York are incorporated by reference to Exhibit (b)(6)(i) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (g) Form of Reinsurance Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (USA) is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

     (h)  Not Applicable.

     (i) (1) Administrative Services Agreement between The Manufacturers Life Insurance Company and The Manufacturers Life Insurance Company of New York is incorporated by reference to Exhibit (b)(8)(a) to post-effective amendment No. 7 to the Registration Statement on Form N-4, file number 33-46217, filed February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

          (2) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company is incorporated by reference to Exhibit A(8)(a) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 16, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

     (j) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. -Incorporated by reference to
          Exhibit 6 to pre-effective amendment no. 1 to this registration statement filed May 3, 2001 (the "Pre-Effective Amendment").

     (k) Opinion and consent of Gretchen H. Swanz, Secretary of The Manufacturers Life Insurance Company of New York - Incorporated by reference to pre-effective amendment no. 1 to this registration statement filed on April, 2001.

     (l)  Not Applicable

     (m)  Not Applicable

     (n) Opinion of counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith.

     (n) (1) Consent of Independent Registered Public Accounting Firm, filed herewith.

     (o)  Not Applicable

     (p)  Not Applicable

     (q)  Not Applicable

Powers of Attorney

     (i) Powers of Attorney are incorporated by reference to Exhibit A(7) to pre-effective amendment No. 1 to a Registration Statement on Form S-6, file number 333-33351, filed on March 17, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account B.

     (ii) Power of Attorney, James O'Malley and Thomas Borshoff - previously filed as Exhibit (b)(14)(b) to post-effective amendment no. 6 to Registrant's Registration Statement on Form N-4 File, No. 33-79112, filed March 2, 1999.

     (iii) Power of Attorney, Bradford J. Race - incorporated by reference to
          Exhibit 7(iii) to post-effective amendment no. #1 this registration statement file on April 29, 2002

     (iv) Power of Attorney, Alison Alden, Bruce Avedon, James R. Boyle, Robert
          A. Cook, Marc Costantini, John D. DesPrez III, Ruth Ann Fleming, James
          D. Gallagher, Neil Merkl, Joseph Scott and Bruce Speca -- incorporated by reference to Exhibit Powers of Attorney (iv) to post-effective amendment no. #3 this registration statement file on February 26, 2004.

Item 28. Directors and Officers of the Depositor

                            Officers and Directors of
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Name and Principal                        Position with
Business Address          John Hancock Life Insurance Company of New York

Alison Alden              Director
601 Congress Street
Boston, MA 02210

Bruce Avedon              Director
6601 Hitching Post Lane
Cincinnati, OH 45230

Thomas Borshoff           Director
3 Robin Drive
Rochester, NY 14618

James R. Boyle            Director
601 Congress Street
Boston, MA 02210

Robert Cook               Director
601 Congress Street
Boston, MA 02210

Marc Costantini           Director
601 Congress Street
Boston, MA 02210

John D. DesPrez III       Director and Chairman
601 Congress Street
Boston, MA 02210

Ruth Ann Fleming          Director

                            Officers and Directors of
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Name and Principal                        Position with
Business Address          John Hancock Life Insurance Company of New York

205 Highland Avenue
Short Hills, NJ 07078

James D. Gallagher        Director and President
601 Congress Street
Boston, MA 02210

David W. Libbey           Treasurer
601 Congress Street
Boston, MA 02210

Neil M. Merkl, Esq.       Director
35-35 161st Street
Flushing, NY 11358

Joseph M. Scott           Director
601 Congress Street
Boston, MA 02210

Bruce Speca               Director
601 Congress Street
Boston, MA 02210

Bradford J. Race Jr       Director
136 East 64th Street
New York, NY 10021

Nicole Humblias           Assistant Vice President and Chief
601 Congress Street       Administrative Officer
Boston, MA 02210

Kim Ciccarelli            Secretary & Counsel
601 Congress Street
Boston, MA 02210

Richard Harris            Appointed Actuary
200 Bloor Street East
Toronto, Ontario
Canada M4W-1E5

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

John Hancock Life Insurance Company of New York

Cavalier Cable, Inc.
The Manufacturers Life Insurance Company of America
John Hancock Investment Management Services, LLC
Manulife Service Corporation
Polymerix Corporation
Ennal, Inc.
John Hancock Distributors, LLC
Ironside Venture Partners I LLC
Ironside Venture Partners II LLC
Avon Long Term Care Leaders LLC
Flex Holding, LLC
Manulife Leasing Co., LLC
Aegis Analytical Corporation
NewRiver Investor Communications Inc.
Manulife Property Management of Washington, D.C., Inc.
ESLS Investment Limited, LLC
Flex Leasing I, LLC
Dover Leasing Investments, LLC

Item 30. Indenification

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

a. Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

-----------------------------------------------------------------------------------
Name of Investment Company                                 Capacity In Which Acting
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate      Principal Underwriter
Account H
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate      Principal Underwriter
Account I
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate      Principal Underwriter
Account J
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate      Principal Underwriter
Account K
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company (U.S.A.) Separate      Principal Underwriter
Account M
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company of New York Separate   Principal Underwriter
Account A
-----------------------------------------------------------------------------------
John Hancock Life Insurance Company of New York Separate   Principal Underwriter
Account B
-----------------------------------------------------------------------------------

b. John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez* (Chairman and President), Marc Costantini* (Vice President and Chief Financial Officer) and Jim Gallagher* (Vice President, Secretary and General Counsel). The board of managers of JHD LLC (consisting of Gary Buchanan**, Robert Cook* and John Vrysen***) may also act on behalf of JHD LLC.

     *Principal business office is 601 Congress Street, Boston, MA 02210 **Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5 ***Principal business office is 680 Washington Blvd, Stamford, CT 06901

c.   None.

Item 32. Location of Accounts and Records

     All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 33. Management Services

     None

Item 34. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    -------------------------------
    James D. Gallagher
    President


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ James D. Gallagher
    -------------------------------
    James D. Gallagher
    President

                                   Signatures

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the 26th day of April, 2005.


Signature                                          Title
---------                                          -----

/s/ James D. Gallagher                             President
--------------------------------                   (Principal Executive Officer)
James D. Gallagher


/s/ Peter Copestake                                Treasurer
--------------------------------
Peter Copestake


/s/ Yiji Starr                                     Vice President and CFO
--------------------------------                   (Principal Financial Officer)
Yiji Starr


*                                                  Director
--------------------------------
Alison Alden


*                                                  Director
--------------------------------
Bruce Avedon


*                                                  Director
--------------------------------
Thomas Borshoff


*                                                  Director
--------------------------------
James R. Boyle


*                                                  Director
--------------------------------
Robert Cook


*                                                  Director
--------------------------------
Marc Costantini


*                                                  Director
--------------------------------
John D. DesPrez III


*                                                  Director
--------------------------------
Ruth Ann Fleming


*                                                  Director
--------------------------------
Neil M. Merkl


*                                                  Director
--------------------------------
Bradford J. Race, Jr.


*                                                  Director
--------------------------------
Joseph M. Scott


*                                                  Director
--------------------------------
Bruce R. Speca


/s/ Kimberly S. Ciccarelli
--------------------------------
KIMBERLY S. CICCARELLI
Pursuant to Power of Attorney